[logo - American Funds ®]

Prospectus Supplement
September 1, 2006

For the following funds with prospectuses dated
October 1, 2005 - July 1, 2006

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

Please keep this Supplement with your copy of the Prospectus and/or the Retirement Plan Prospectus.

Beginning September 1, 2006, the paragraph regarding the statement of intention in the "Sales charge reductions and waivers" section of the Prospectus and in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine the market value of your holdings eligible for aggregation with all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period (including individual holdings in and purchases of various American Legacy variable annuity contracts and variable life insurance policies) to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Retirement Plan Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows the market value of your holdings eligible for aggregation to be combined with all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Beginning September 1, 2006, the paragraph regarding the multiple portfolio counselor system in the "Management and organization" section of the Prospectus and of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company.

MFGEBS-004-0806P Litho in USA CGD/MW/9335-S8428

THE FUND PROVIDES SPANISH TRANSLATION IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES. THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ KIMBERLY S. VERDICK
    KIMBERLY S. VERDICK
    SECRETARY

[logo - American Funds ®]

Prospectus Supplement
September 1, 2006

For the following funds with prospectuses dated
October 1, 2005 - July 1, 2006

AMCAP Fund,® Inc.
American Balanced Fund,® Inc.
American High-Income Municipal Bond Fund,® Inc.
American High-Income TrustSM
American Mutual Fund,® Inc.
The Bond Fund of America,SM Inc.
Capital Income Builder,® Inc.
Capital World Bond Fund,® Inc.
Capital World Growth and Income Fund,SM Inc.
EuroPacific Growth Fund®
Fundamental Investors,SM Inc.
The Growth Fund of America,® Inc.
The Income Fund of America,® Inc.
Intermediate Bond Fund of America®
The Investment Company of America®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The New Economy Fund®
New Perspective Fund,® Inc.
New World Fund,SM Inc.
SMALLCAP World Fund,® Inc.
The Tax-Exempt Bond Fund of America,® Inc.
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®
U.S. Government Securities FundSM
Washington Mutual Investors Fund,SM Inc.

Please keep this Supplement with your copy of the Prospectus and/or the Retirement Plan Prospectus.

Beginning September 1, 2006, the paragraph regarding the statement of intention in the "Sales charge reductions and waivers" section of the Prospectus and in the "Sales charge reductions" section of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows you to combine the market value of your holdings eligible for aggregation with all American Funds non-money market fund purchases of all share classes you intend to make over a 13-month period (including individual holdings in and purchases of various American Legacy variable annuity contracts and variable life insurance policies) to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of your account may be held in escrow to cover additional Class A sales charges that may be due if your total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Retirement Plan Prospectus

Statement of intention
You may reduce your Class A sales charge by establishing a statement of intention. A statement of intention allows the market value of your holdings eligible for aggregation to be combined with all American Funds non-money market fund purchases of all share classes intended to be made over a 13-month period to determine the applicable sales charge; however, investments made under a right of reinvestment, appreciation of your investment, and reinvested dividends and capital gains do not apply toward these combined purchases. A portion of the account may be held in escrow to cover additional Class A sales charges that may be due if total investments over the 13-month period do not qualify for the applicable sales charge reduction. Employer-sponsored retirement plans may be restricted from establishing statements of intention. See "Sales charges" for more information.

Beginning September 1, 2006, the paragraph regarding the multiple portfolio counselor system in the "Management and organization" section of the Prospectus and of the Retirement Plan Prospectus is amended in its entirety to read as follows:

Multiple portfolio counselor system
Capital Research and Management Company uses a system of multiple portfolio counselors in managing mutual fund assets. Under this approach, the portfolio of a fund is divided into segments managed by individual counselors. Counselors decide how their respective segments will be invested. In addition, Capital Research and Management Company’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio. Investment decisions are subject to a fund’s objective(s), policies and restrictions and the oversight of the appropriate investment-related committees of Capital Research and Management Company.

MFGEBS-004-0806P Litho in USA CGD/MW/9335-S8428


                         CAPITAL WORLD BOND FUND, INC.

                                     Part B
                      Statement of Additional Information

                                December 1, 2005
                      (as supplemented September 1, 2006)

This document is not a prospectus but should be read in conjunction with the current prospectus or retirement plan prospectus of Capital World Bond Fund,
Inc. (the "fund" or "WBF") dated December 1, 2005. You may obtain a prospectus from your financial adviser or by writing to the fund at the following address:

                         Capital World Bond Fund, Inc.
                              Attention: Secretary
                             333 South Hope Street
                         Los Angeles, California 90071
                                  213/486-9200

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them. They should contact their employers for details.

                               TABLE OF CONTENTS

Item                                                                  Page no.
----                                                                  --------

Financial statements

                       Capital World Bond Fund -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.

DEBT SECURITIES

..    The fund will invest at least 80% of its assets in bonds (for purposes of this limit, bonds include any debt instrument and cash equivalents and may include certain preferred securities).

..    Normally, the fund will invest substantially in debt securities rated Baa or better by Moody's Investors Service (Moody's) or BBB or better by
     Standard & Poor's Corporation (S&P) or unrated but determined to be of equivalent quality.

..    The fund may invest up to 25% of its assets in debt securities rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of equivalent quality.

                        *     *     *     *     *     *

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The descriptions below are intended to supplement the material in the prospectus under "Investment objective, strategies and risks."

DEBT SECURITIES -- Debt securities are used by issuers to borrow money.
Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a specified time period. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.

Lower rated debt securities, rated Ba or below by Moody's and/or BB or below by
S&P or unrated but determined to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.

                       Capital World Bond Fund -- Page 2

Certain additional risk factors relating to debt securities are discussed below:

     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES -- Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or substantial period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that would adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations.
     Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities.

     PAYMENT EXPECTATIONS -- Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the fund would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION -- There may be little trading in the secondary market for particular debt securities, which may affect adversely the fund's ability to value accurately or dispose of such debt securities.
     Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

The investment adviser attempts to reduce the risks described above through diversification of the fund's portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing
so.

SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS -- The fund may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt and vice versa. Some types of convertible bonds or preferred stocks automatically convert into common stocks. The prices and yields of nonconvertible preferred stocks generally move with changes in interest rates and the issuer's credit quality, similar to the factors affecting debt securities. Certain of these securities will be treated as debt for fund investment limit purposes.

Convertible bonds, convertible preferred stocks and other securities may sometimes be converted, or may automatically convert, into common stocks or other securities at a stated conversion ratio. These securities, prior to conversion, may pay a fixed rate of interest or a dividend. Because convertible securities have both debt and equity characteristics, their value varies in response to many factors, including the value of the underlying assets, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

INFLATION-INDEXED BONDS -- The fund may invest in inflation-indexed bonds issued by governments, their agencies or instrumentalities and corporations. The principal value of this type of bond is adjusted in response to changes in the level of the consumer price index. The interest rate is fixed at issuance as a percentage of this adjustable principal. The actual interest income may therefore both rise and fall as the level of the consumer price index rises and falls. In

                       Capital World Bond Fund -- Page 3

particular, in a period of deflation the interest income would fall. While the interest income may adjust upward or downward without limit in response to changes in the consumer price index, the principal has a floor at par, meaning that the investor receives at least the par value at redemption.

Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate.

INVESTING IN VARIOUS COUNTRIES -- Investing outside the United States may involve additional risks caused by, among other things, currency controls and fluctuating currency values; different accounting, auditing, financial reporting and legal standards and practices in some countries; changing local, regional and global economic, political and social conditions; expropriation; changes in tax policy; greater market volatility; differing securities market structures;
higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends.

The risks described above may be heightened in connection with investments in developing countries. Although there is no universally accepted definition, the investment adviser generally considers a developing country as a country that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product ("GDP") and a low market capitalization to GDP ratio relative to those in the United States and western Europe. Historically, the markets of developing countries have been more volatile than the markets of developed countries, reflecting the greater uncertainties of investing in less established markets and economies. In particular, developing countries may have less stable governments; may present the risks of nationalization of businesses, restrictions on foreign ownership and prohibitions on the repatriation of assets; and may have less protection of property rights than more developed countries. The economies of developing countries may be reliant on only a few industries, may be highly vulnerable to changes in local or global trade conditions and may suffer from high and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

Additional costs could be incurred in connection with the fund's investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

CURRENCY TRANSACTIONS -- The fund may purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the fund will typically involve the purchase or sale of a currency against the U.S. dollar, the fund also may purchase or sell one currency against another currency (other than the U.S. dollar). While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will

                       Capital World Bond Fund -- Page 4

be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.

Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions also may affect the character and timing of income, gain or loss recognized by the fund for U.S.
federal income tax purposes.

The fund may attempt to accomplish objectives similar to those involved in its use of forward currency contracts by purchasing put or call options on currencies. A put option gives the fund as purchaser the right (but not the obligation) to sell a specified amount of currency at the exercise price until the expiration of the option. A call option gives the fund as purchaser the right (but not the obligation) to purchase a specified amount of currency at the exercise price until its expiration. The fund might purchase a currency put option, for example, to protect itself during the contract period against a decline in the dollar value of a currency in which it holds or anticipates holding securities. If the currency's value should decline against the dollar, the loss in currency value should be offset, in whole or in part, by an increase in the value of the put. If the value of the currency instead should rise against the dollar, any gain to the fund would be reduced by the premium it had paid for the put option. A currency call option might be purchased, for example, in anticipation of, or to protect against, a rise in the value against the dollar of a currency in which the fund anticipates purchasing securities.
Currency options may be either listed on an exchange or traded over-the-counter
("OTC options"). Listed options are third-party contracts (i.e., performance of the obligations of the purchaser and seller is guaranteed by the exchange or clearing corporation), and have standardized strike prices and expiration dates.
OTC options are two-party contracts with negotiated strike prices and expiration dates. The fund does not intend to purchase an OTC option unless it believes that daily valuations for such options are readily obtainable. OTC options differ from exchange-traded options in that OTC options are transacted with dealers directly and not through a clearing corporation (which guarantees performance). Consequently, there is a risk of non-performance by the dealer.
Since no exchange is involved, OTC options are valued on the basis of a quote provided by the dealer. In the case of OTC options, there can be no assurance that a liquid secondary market will exist for any particular option at any specific time.

U.S. GOVERNMENT OBLIGATIONS -- U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

     U.S. TREASURY SECURITIES -- U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds.
     For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.

     FEDERAL AGENCY SECURITIES BACKED BY "FULL FAITH AND CREDIT" -- The
     securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include the Government National Mortgage Association (Ginnie Mae),
     the Veterans Administration (VA), the Federal Housing Administration (FHA),
     the Export-Import Bank (Exim Bank), the Overseas Private Investment
     Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small
     Business Administration (SBA).

                       Capital World Bond Fund -- Page 5

OTHER FEDERAL AGENCY OBLIGATIONS -- Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation
(Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee
Valley Authority and Federal Farm Credit Bank System.

PASS-THROUGH SECURITIES -- The fund may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment.
Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors. Pass-through securities may have either fixed or adjustable coupons. These securities include:

     "MORTGAGE-BACKED SECURITIES" -- These securities may be issued by U.S.
     government agencies and government-sponsored entities, such as Ginnie Mae,
     Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S.
     government agencies may be guaranteed by the full faith and credit of the
     U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.

     Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancement. Mortgage-backed securities generally permit borrowers to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

     COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS) -- CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified.

     COMMERCIAL MORTGAGE-BACKED SECURITIES -- These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many

                       Capital World Bond Fund -- Page 6

     of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants.

     ASSET-BACKED SECURITIES -- These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change their effective maturities.

RESTRICTED OR ILLIQUID SECURITIES -- The fund may purchase securities subject to restrictions on resale. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the
Securities Act of 1933 (the "1933 Act"), or in a registered public offering.
Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss or be costly to the fund.

Securities (including restricted securities) not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures adopted by the fund's Board of Directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.

REPURCHASE AGREEMENTS -- The fund may enter into repurchase agreements under which the fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Repurchase agreements permit the fund to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the fund's custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by the investment adviser. The fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the investment adviser. If the seller under the repurchase agreement defaults, the fund may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the fund may be delayed or limited.

FORWARD COMMITMENTS -- The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. When the fund agrees to sell such securities, it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.

                       Capital World Bond Fund -- Page 7

The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments in connection with these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position
(because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations.

The fund may also enter into reverse repurchase agreements and "roll"
transactions. A reverse repurchase agreement involves the sale of a security by a fund and its agreement to repurchase the security at a specified time and price. A "roll" transaction involves the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The fund assumes the risk of price and yield fluctuations during the time of the commitment. The fund will segregate liquid assets that will be marked to market daily in an amount sufficient to meet its payment obligations under "roll" transactions and reverse repurchase agreements with broker-dealers (no collateral is required for reverse repurchase agreements with banks).

MATURITY -- There are no restrictions on the maturity composition of the portfolio, although it is anticipated that the fund normally will be invested substantially in securities with maturities in excess of three years. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

CASH AND CASH EQUIVALENTS -- These include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits
(asset-backed commercial paper)) (b) short-term bank obligations (for example, certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes, (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations), (d) securities of the U.S. government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (e)
corporate bonds and notes that mature, or that may be redeemed, in one year or less.

Cash and cash equivalents may be denominated in U.S. dollars, non-U.S.
currencies or multinational currency units.

WARRANTS AND RIGHTS -- The fund may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

INVESTMENT COMPANIES -- The fund may invest up to 5% of its total assets in shares of any one investment company, but may not acquire more than 3% of the outstanding voting stock of any

                       Capital World Bond Fund -- Page 8

one investment company. In the aggregate, the fund may invest up to 10% of its total assets in securities issued by investment companies. In addition, all funds managed by the investment adviser may not, in the aggregate, acquire more than 10% of the total outstanding voting stock of any one registered closed-end investment company. If the fund invests in another investment company, it would pay an investment advisory fee in addition to the fee paid to the investment adviser.

LOANS OF PORTFOLIO SECURITIES -- The fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by the investment adviser. The borrower must maintain with the fund's custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. The investment adviser will monitor the adequacy of the collateral on a daily basis. The fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. The fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made.

DIVERSIFICATION --The fund is a non-diversified investment company which allows the fund to invest a greater percentage of its assets in any one issuer. For the fund to be considered a "diversified" investment company under the Investment
Company Act of 1940, as amended, the fund with respect to 75% of its total assets, would be required to limit its investment in any one issuer (other than the U.S. government) to 5% of the market value of the total assets of the fund or to 10% of the outstanding voting securities of such issuer. However, such a limitation would reduce the extent to which the fund could concentrate its
non-U.S. investments in securities of governmental issuers, which are generally considered to be of higher credit quality than are non-U.S. private issuers.
Accordingly, such a limitation might increase the fund's investment risk.
Although the fund is non-diversified, it has no current intention of investing more than 5% of its assets in securities of any one corporate issuer. In addition, the fund intends to comply with the diversification and other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies so that the fund will not be subject to U.S.
taxes on the net investment income and net capital gains that it distributes to its shareholders. (See "Taxes and Distributions".)

                        *     *     *     *     *     *

PORTFOLIO TURNOVER -- The fund will attempt to take prompt advantage of market conditions and as a result may at times have a high rate of portfolio turnover relative to many other mutual funds. The fund may dispose of any security at any time, and it is the fund's intention to take either short- or long-term profits or losses consistent with its objective and sound investment practice, and when such action would not impair the fund's tax status. Portfolio changes will be made without regard to the length of time particular investments may have been held. High portfolio turnover (100% or more) involves correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions, and may result in the realization of net capital gains, which are taxable when distributed to shareholders.

Fixed-income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.

                       Capital World Bond Fund -- Page 9

A fund's portfolio turnover rate would equal 100% if each security in the fund's portfolio were replaced once per year. The fund's portfolio turnover rates for the fiscal years ended September 30, 2005 and 2004 were 72% and 79%, respectively. See "Financial highlights" in the prospectus for the fund's annual portfolio turnover rate for each of the last five fiscal years.

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES -- The fund has adopted the following fundamental policies and investment restrictions, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the
Investment Company Act of 1940, as amended (the "1940 Act"), as the vote of the lesser of (a) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.

These restrictions provide that the fund may not:

1.   Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in the same industry;

2.   Invest in companies for the purpose of exercising control or management;

3.   Buy or sell real estate or commodities or commodity contracts; however, the fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including real estate investment trusts, and may purchase or sell currencies
(including forward currency contracts) or options on currencies;

4.   Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the Securities
Act of 1933;

5.   Lend any security or make any other loan if, as a result, more than 15% of its total assets would be lent to third parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements;

6.   Sell securities short, except to the extent that the fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

7.   Purchase securities on margin, provided that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

8.   Borrow money, except from banks for temporary or emergency purposes not in excess of 5% of the value of the fund's total assets (in the event that the asset coverage for such borrowings falls below 300%, the fund will reduce, within three days, the amount of its borrowings in order to provide for 300%
asset coverage), and except that the fund may enter into reverse repurchase agreements and engage in "roll" transactions, provided that reverse repurchase

                       Capital World Bond Fund -- Page 10

agreements, "roll" transactions and any other transactions constituting borrowing by the fund may not exceed one-third of the fund's total assets;

9.   Invest in interests in oil, gas, or other mineral exploration or development programs;

10.  Write, purchase or sell put options, call options or combinations thereof, except that this shall not prevent the purchase of put or call options on currencies;

NONFUNDAMENTAL POLICIES -- The following policies may be changed without shareholder approval:

1.   The fund may invest up to 25% of its net assets in below investment grade debt securities (those rated Ba or below by Moody's and BB or below by S&P or unrated but determined to be of comparable value).

2.   The fund does not currently intend to lend portfolio securities or other assets to third parties, except by acquiring loans, loan participations or other forms of direct debt instruments. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)

3.   The fund will not invest more than 15% of the value of its net assets in illiquid securities.

4.   The fund will not invest in securities of an issuer if the investment would cause the fund to own more than 10% of the outstanding voting securities of any one issuer.

5.   The fund may not issue senior securities, except as permitted under the
1940 Act.

                       Capital World Bond Fund -- Page 11

                             MANAGEMENT OF THE FUND

BOARD OF DIRECTORS AND OFFICERS

                                          YEAR FIRST                                          NUMBER OF PORTFOLIOS
                           POSITION         ELECTED                                             WITHIN THE FUND
                           WITH THE       A DIRECTOR       PRINCIPAL OCCUPATION(S) DURING     COMPLEX/2/ OVERSEEN
     NAME AND AGE            FUND       OF THE FUND/1/            PAST FIVE YEARS                 BY DIRECTOR
--------------------------------------------------------------------------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
--------------------------------------------------------------------------------------------------------------------

 Richard G. Capen,       Director            1999        Corporate director and author;                14
 Jr.                                                     former U.S. Ambassador to Spain;
 Age: 71                                                 former Vice Chairman,
                                                         Knight-Ridder, Inc.
                                                         (communications company); former
                                                         Chairman and Publisher, The Miami
                                                                                 ---------
                                                         Herald
                                                         ------
--------------------------------------------------------------------------------------------------------------------
 H. Frederick            Director            1987        Private investor; former President            19
 Christie                                                and CEO, The Mission Group
 Age: 72                                                 (non-utility holding company,
                                                         subsidiary of Southern California
                                                         Edison Company)
--------------------------------------------------------------------------------------------------------------------
 Diane C. Creel          Director            1994        Chairman of the Board, President              12
 Age: 57                                                 and CEO, Ecovation, Inc. (organic
                                                         waste management); former
                                                         President and CEO, The Earth
                                                         Technology Corporation
                                                         (international consulting
                                                         engineering)
--------------------------------------------------------------------------------------------------------------------
 Martin Fenton           Chairman of         1989        Chairman of the Board, Senior                 16
 Age: 70                 the Board                       Resource Group LLC (development
                         (Independent                    and management of senior living
                         and                             communities)
                         Non-Executive)
--------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller       Director            1994        President and CEO, Fuller                     14
 Age: 59                                                 Consulting (financial management
                                                         consulting firm)
--------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper         Director            2005        President, Dumbarton Group LLC                15
 Age: 59                                                 (consulting); former Executive
                                                         Vice President - Policy and
                                                         Oversight, NASD
--------------------------------------------------------------------------------------------------------------------
 Richard G. Newman       Director            1991        Chairman of the Board, AECOM                  13
 Age: 71                                                 Technology Corporation
                                                         (engineering, consulting and
                                                         professional technical services)
--------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez        Director            1999        Principal, The Sanchez Family                 12
 Age: 62                                                 Corporation dba McDonald's
                                                         Restaurants (McDonald's licensee)

--------------------------------------------------------------------------------------------------------------------

                         OTHER DIRECTORSHIPS/3/ HELD
     NAME AND AGE                BY DIRECTOR
-----------------------------------------------------
 "NON-INTERESTED" DIRECTORS/4/
------------------------------------------------------

 Richard G. Capen,       Carnival Corporation
 Jr.
 Age: 71
-----------------------------------------------------
 H. Frederick            Ducommun Incorporated;
 Christie                IHOP Corporation;
 Age: 72                 Southwest Water Company
-----------------------------------------------------
 Diane C. Creel          Allegheny Technologies;
 Age: 57                 BF Goodrich;
                         Foster Wheeler Ltd
-----------------------------------------------------
 Martin Fenton           None
 Age: 70
-----------------------------------------------------
 Leonard R. Fuller       None
 Age: 59
-----------------------------------------------------
 R. Clark Hooper         None
 Age: 59
-----------------------------------------------------
 Richard G. Newman       Sempra Energy;
 Age: 71                 Southwest Water Company
-----------------------------------------------------
 Frank M. Sanchez        None
 Age: 62
-----------------------------------------------------

                       Capital World Bond Fund -- Page 12


                                                        PRINCIPAL OCCUPATION(S) DURING
                                        YEAR FIRST           PAST FIVE YEARS AND
                                         ELECTED                POSITIONS HELD            NUMBER OF PORTFOLIOS
                         POSITION       A DIRECTOR         WITH AFFILIATED ENTITIES         WITHIN THE FUND
                         WITH THE     AND/OR OFFICER     OR THE PRINCIPAL UNDERWRITER     COMPLEX/2/ OVERSEEN
    NAME AND AGE           FUND       OF THE FUND/1/             OF THE FUND                  BY DIRECTOR
----------------------------------------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS/5,6/
----------------------------------------------------------------------------------------------------------------

 Abner D. Goldstine    Vice                1987        Senior Vice President and                   12
 Age: 75               Chairman                        Director, Capital Research and
                       of the Board                    Management Company
----------------------------------------------------------------------------------------------------------------
 Paul G. Haaga, Jr.    Vice                1987        Vice Chairman of the                        16
 Age: 56               Chairman                        Board, Capital Research and
                       of the Board                    Management Company; Director,
                                                       The Capital Group Companies,
                                                       Inc.*
----------------------------------------------------------------------------------------------------------------
 Don R. Conlan         Director            1996        President (retired), The Capital             5
 Age: 69                                               Group Companies, Inc.*
----------------------------------------------------------------------------------------------------------------

                       OTHER DIRECTORSHIPS/3/ HELD
    NAME AND AGE               BY DIRECTOR
---------------------------------------------------
 "INTERESTED" DIRECTORS/5,6/
----------------------------------------------------

 Abner D. Goldstine    None
 Age: 75
---------------------------------------------------
 Paul G. Haaga, Jr.    None
 Age: 56
---------------------------------------------------
 Don R. Conlan         None
 Age: 69
---------------------------------------------------

                       Capital World Bond Fund -- Page 13


                                                                                   PRINCIPAL OCCUPATION(S) DURING
                              POSITION        YEAR FIRST ELECTED                 PAST FIVE YEARS AND POSITIONS HELD
                              WITH THE            AN OFFICER                          WITH AFFILIATED ENTITIES
     NAME AND AGE               FUND            OF THE FUND/1/                OR THE PRINCIPAL UNDERWRITER OF THE FUND
-----------------------------------------------------------------------------------------------------------------------------------
 OTHER OFFICERS/6/
-----------------------------------------------------------------------------------------------------------------------------------

 Mark H. Dalzell             President               1998         Senior Vice President, Capital Research Company*
 Age: 51
-----------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Hogh            Vice President            2001         Vice President, Capital International Research, Inc.*
 Age: 42
-----------------------------------------------------------------------------------------------------------------------------------
 Kristine M.               Vice President            2003         Vice President and Counsel - Fund Business Management Group,
 Nishiyama                                                        Capital Research and Management Company; Vice President and
 Age: 35                                                          Counsel, Capital Bank and Trust Company*
-----------------------------------------------------------------------------------------------------------------------------------
 Kimberly S. Verdick         Secretary               1994         Vice President - Fund Business Management Group,
 Age: 41                                                          Capital Research and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Sharon G. Moseley           Treasurer               2002         Vice President - Fund Business Management Group, Capital Research
 Age: 37                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------
 Susi M. Silverman      Assistant Treasurer          2001         Vice President - Fund Business Management Group, Capital Research
 Age: 35                                                          and Management Company
-----------------------------------------------------------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 14


* Company affiliated with Capital Research and Management Company.
1 Directors and officers of the fund serve until their resignation, removal or retirement.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 This includes all directorships (other than those of the American Funds) that are held by each Director as a director of a public company or a registered investment company.
4 A "Non-Interested" Director refers to a Director who is not an "interested person" within the meaning of the 1940 Act, on the basis of his or her affiliation with the fund's investment adviser, Capital Research and Management
 Company, or affiliated entities (including the fund's principal underwriter).
5 "Interested persons," within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and
 Management Company, or affiliated entities (including the fund's principal underwriter).
6 All of the officers listed are officers and/or Directors/Trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET,
55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: FUND SECRETARY.

                       Capital World Bond Fund -- Page 15


FUND SHARES OWNED BY DIRECTORS AS OF DECEMBER 31, 2004

                                                     AGGREGATE DOLLAR RANGE/1/
                                                             OF SHARES
                                                        OWNED IN ALL FUNDS
                                                       IN THE AMERICAN FUNDS
                          DOLLAR RANGE/1/ OF FUND         FAMILY OVERSEEN
          NAME                  SHARES OWNED                BY DIRECTOR
-------------------------------------------------------------------------------

 "NON-INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Richard G. Capen, Jr.              None                   Over $100,000
-------------------------------------------------------------------------------
 H. Frederick Christie       $10,001 - $50,000             Over $100,000
-------------------------------------------------------------------------------
 Diane C. Creel                 $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 Martin Fenton                $1 - $10,000/2/              Over $100,000
-------------------------------------------------------------------------------
 Leonard R. Fuller                  None                $50,001 - $100,000
-------------------------------------------------------------------------------
 R. Clark Hooper                  None/3/              $10,001 - $50,000/4/
-------------------------------------------------------------------------------
 Richard G. Newman             Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Frank M. Sanchez               $1 - $10,000             $10,001 - $50,000
-------------------------------------------------------------------------------
 "INTERESTED" DIRECTORS
-------------------------------------------------------------------------------
 Don R. Conlan                  $1 - $10,000               Over $100,000
-------------------------------------------------------------------------------
 Abner D. Goldstine            Over $100,000               Over $100,000
-------------------------------------------------------------------------------
 Paul G. Haaga, Jr.            Over $100,000               Over $100,000
-------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for "interested" Directors include shares owned through The Capital Group
 Companies, Inc. retirement plan and 401(k) plan.
2 Dollar range of shares owned was $10,001 - $50,000, as of October 26, 2005.
3 R. Clark Hooper was elected a Director of the fund subsequent to December 31,
 2004. The dollar range of shares owned was $10,001 - $50,000, as of September
 1, 2005.
4 Ms. Hooper has been a Board member of a fund within the American Funds family since 2003. If the shares she has acquired subsequent to December 31, 2004 were considered, the dollar range of shares owned would have been $50,001 -
 $100,000, as of September 1, 2005.

DIRECTOR COMPENSATION -- No compensation is paid by the fund to any officer or
Director who is a director, officer or employee of the investment adviser or its affiliates. The fund typically pays each Non-Interested Director an annual fee of $1,500. If the aggregate annual fees paid to a Non-Interested Director by all funds advised by the investment adviser is less than $50,000, that
Non-Interested Director would be eligible for a $50,000 alternative fee. This alternative fee is paid by those funds for which the Non-Interested Director serves as a Director on a pro-rata basis according to each fund's relative share of the annual fees that it would typically pay. The alternative fee reflects the significant time and labor commitment required for a Director to oversee even one fund. A Non-Interested Director who is chairman of the board (an
"independent chair") also receives an additional annual fee of $25,000, paid in equal portions by the fund and the funds whose boards and committees typically meet jointly with those of the fund. The fund pays to its independent chair attendance fees (as described below) for each meeting of a committee of the
Board of Directors attended as a non-voting ex-officio member.

                       Capital World Bond Fund -- Page 16

In addition, the fund generally pays to Non-Interested Directors a pro-rata portion of fees of: (a) $3,600 for each Board of Directors meeting attended; (b)
$1,500 for each meeting attended as a member of the Nominating and Governance
Committee; (c) $3,000 for each meeting attended as a member of the Contracts
Committee; and (d) an annual fee of $6,160 for attending all Audit Committee meetings.

Non-Interested Directors also receive attendance fees of (a) $2,500 for each director seminar or information session organized by the investment adviser, (b)
$1,500 for each joint Audit Committee meeting with all other Audit Committees of funds advised by the investment adviser and (c) $500 for each meeting of the
Board or committee chairs of other funds advised by the investment adviser. The fund and the other funds served by each Non-Interested Director each pay an equal portion of these attendance fees.

No pension or retirement benefits are accrued as part of fund expenses.
Non-Interested Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Non-Interested Directors.

Non-Interested Directors review their compensation periodically, and typically recommend adjustments every other year. In making its recommendations, the
Nominating Committee considers a number of factors, including operational, regulatory and other developments affecting the complexity of the Board's oversight obligations, as well as comparative industry data.

                       Capital World Bond Fund -- Page 17

DIRECTOR COMPENSATION PAID DURING THE FISCAL YEAR ENDED SEPTEMBER 30, 2005

                                                                                                      TOTAL COMPENSATION (INCLUDING
                                                                                                           VOLUNTARILY DEFERRED
                                                                           AGGREGATE COMPENSATION            COMPENSATION/1/)
                                                                           (INCLUDING VOLUNTARILY       FROM ALL FUNDS MANAGED BY
                                                                          DEFERRED COMPENSATION/1/)        CAPITAL RESEARCH AND
                                  NAME                                          FROM THE FUND                   MANAGEMENT
-----------------------------------------------------------------------------------------------------  COMPANY OR ITS AFFILIATES/2/
                                                                                                     -------------------------------

 Richard G. Capen, Jr./3/                                                          $4,989                       $136,180
------------------------------------------------------------------------------------------------------------------------------------
 H. Frederick Christie/3/                                                           5,088                        318,180
------------------------------------------------------------------------------------------------------------------------------------
 Diane C. Creel/3/                                                                  3,480                         76,910
------------------------------------------------------------------------------------------------------------------------------------
 Martin Fenton/3/                                                                   3,645                        262,170
------------------------------------------------------------------------------------------------------------------------------------
 Leonard R. Fuller                                                                  4,989                        188,180
------------------------------------------------------------------------------------------------------------------------------------
 R. Clark Hooper/4/                                                                 1,130                         26,526
------------------------------------------------------------------------------------------------------------------------------------
 Richard G. Newman                                                                  3,522                        151,910
------------------------------------------------------------------------------------------------------------------------------------
 Frank M. Sanchez                                                                   3,714                         77,820
------------------------------------------------------------------------------------------------------------------------------------

1 Amounts may be deferred by eligible Directors under a nonqualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the Directors. Compensation shown in this table for the fiscal year ended September 30, 2005 does not include earnings on amounts deferred in previous fiscal years. See footnote 3 to this table for more information.
2 Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American
 Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
3 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) through the 2005 fiscal year for participating Directors is as follows: Richard G. Capen, Jr.
 ($25,490), H. Frederick Christie ($13,017), Diane C. Creel ($15,528) and Martin
 Fenton ($24,445). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the
 Directors.
4 Ms. Hooper began serving as a Director on June 22, 2005.

As of November 1, 2005, the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.

FUND ORGANIZATION AND THE BOARD OF DIRECTORS -- The fund, an open-end, non-diversified management investment company, was organized as a Maryland corporation on June 8, 1987. Although the Board of Directors has delegated day-to-day oversight to the investment adviser, all fund operations are supervised by the fund's Board, which meets periodically and performs duties required by applicable state and federal laws.

Under Maryland law, the business affairs of a fund are managed under the direction of the Board of Directors, and all powers of the fund are exercised by or under the authority of the Board except as reserved to the shareholders by law or the fund's charter or by-laws. Maryland law requires each Director to perform his/her duties as a Director, including his/her duties as a member of any Board committee on which he/she serves, in good faith, in a manner he/she reasonably believes to be in the best interest of the fund, and with the care that an ordinarily prudent person in a like position would use under similar circumstances.

                       Capital World Bond Fund -- Page 18

Members of the Board who are not employed by the investment adviser or its affiliates are paid certain fees for services rendered to the fund as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.

The fund has several different classes of shares, including Class A, B, C, F,
529-A, 529-B, 529-C, 529-E, 529-F, R-1, R-2, R-3, R-4 and R-5 shares. The 529 share classes are available only through CollegeAmerica/(R)/ to investors establishing qualified higher education savings accounts. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum.

Shares of each class represent an interest in the same investment portfolio.
Each class has pro rata rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution expenses and may bear different transfer agent fees and other expenses properly attributable to the particular class as approved by the Board of Directors and set forth in the fund's rule 18f-3 Plan. Each class' shareholders have exclusive voting rights with respect to the respective class' rule 12b-1 plans adopted in connection with the distribution of shares and on other matters in which the interests of one class are different from interests in another class. Shares of all classes of the fund vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone. Note that CollegeAmerica account owners are not shareholders of the fund and, accordingly, do not have the rights of a shareholder, such as the right to vote proxies relating to fund shares. As the legal owner of the fund's shares, the Virginia College Savings Plan/SM/ will vote any proxies relating to fund shares.

The fund does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of Board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the Board could be removed by a majority vote.

The fund's Articles of Incorporation and by-laws as well as separate indemnification agreements that the fund has entered into with Non-interested
Directors provide in effect that, subject to certain conditions, the fund will indemnify its officers and Directors against liabilities or expenses actually and reasonably incurred by them relating to their service to the fund. However,
Directors are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

COMMITTEES OF THE BOARD OF DIRECTORS -- The fund has an Audit Committee comprised of Richard G. Capen, Jr.; H. Frederick Christie; Leonard R. Fuller and
R. Clark Hooper, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee provides oversight regarding the fund's accounting and financial reporting policies and practices, its internal controls and the internal controls of the fund's principal service providers. The
Committee acts as a liaison between the fund's independent registered public accounting firm and the full Board of Directors. Four Audit Committee meetings were held during the 2005 fiscal year.

                       Capital World Bond Fund -- Page 19

The fund has a Contracts Committee comprised of Richard G. Capen, Jr.; H.
Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R. Fuller; R. Clark
Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The Committee's principal function is to request, review and consider the information deemed necessary to evaluate the terms of certain agreements between the fund and its investment adviser or the investment adviser's affiliates, such as the
Investment Advisory and Service Agreement, Principal Underwriting Agreement,
Administrative Services Agreement and Plans of Distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the fund may enter into, renew or continue, and to make its recommendations to the full Board of Directors on these matters.
One Contracts Committee meeting was held during the 2005 fiscal year.

The fund has a Nominating and Governance Committee comprised of Richard G.
Capen, Jr.;   H. Frederick Christie; Diane C. Creel; Martin Fenton; Leonard R.
Fuller; R. Clark Hooper; Richard G. Newman; and Frank M. Sanchez, none of whom is an "interested person" of the fund within the meaning of the 1940 Act. The
Committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. The Committee also evaluates, selects and nominates Non-Interested Director candidates to the full Board of Directors. While the Committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the
Nominating and Governance Committee of the fund, addressed to the fund's
Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Committee. Two Nominating and Governance Committee meetings were held during the 2005 fiscal year.

PROXY VOTING PROCEDURES AND GUIDELINES -- The fund and its investment adviser have adopted Proxy Voting Guidelines (the "Guidelines") with respect to voting proxies of securities held by the fund, other American Funds, Endowments and
American Funds Insurance Series. Certain American Funds have established separate proxy committees that vote proxies or delegate to a voting officer the authority to vote on behalf of those funds. Proxies for all other funds are voted by a committee of the investment adviser under authority delegated by those funds' Boards. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal.

All U.S. proxies are voted. Non-U.S. proxies also are voted, provided there is sufficient time and information available. After a proxy is received, the investment adviser prepares a summary of the proposals in the proxy. A discussion of any potential conflicts of interest is also included in the summary. After reviewing the summary, one or more research analysts familiar with the company and industry make a voting recommendation on the proxy proposals. A second recommendation is made by a proxy coordinator (a senior investment professional) based on the individual's knowledge of the Guidelines and familiarity with proxy-related issues. The proxy summary and voting recommendations are then sent to the appropriate proxy voting committee for the final voting decision.

The analyst and proxy coordinator making voting recommendations are responsible for noting any potential material conflicts of interest. One example might be where a director of one or more American Funds is also a director of a company whose proxy is being voted. In such instances, proxy committee members are alerted to the potential conflict. The proxy committee may then

                       Capital World Bond Fund -- Page 20

elect to vote the proxy or seek a third-party recommendation or vote of an ad hoc group of committee members.

The Guidelines, which have been in effect in substantially their current form for many years, provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Guidelines provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds' understanding of the company's business, its management and its relationship with shareholders over time.

Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of each year (a) without charge, upon request by calling American Funds Service Company at 800/421-0180 and (b) on the SEC's
website at www.sec.gov.

The following summary sets forth the general positions of the American Funds,
Endowments, American Funds Insurance Series and the investment adviser on various proposals. A copy of the full Guidelines is available upon request, free of charge, by calling American Funds Service Company at 800/421-0180 or visiting the American Funds website.

     DIRECTOR MATTERS -- The election of a company's slate of nominees for director is generally supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders. Separation of the chairman and CEO positions may also be supported. Typically, proposals to declassify the board (elect all directors annually) are supported based on the belief that this increases the directors' sense of accountability to shareholders.

     SHAREHOLDER RIGHTS -- Proposals to repeal an existing poison pill, to provide for confidential voting and to provide for cumulative voting are usually supported. Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder's right to call a special meeting are not typically supported.

     COMPENSATION AND BENEFIT PLANS -- Option plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; however, they should not be excessive.

     ROUTINE MATTERS -- The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items are generally voted in favor of management's recommendations unless circumstances indicate otherwise.

PRINCIPAL FUND SHAREHOLDERS -- The following table identifies those investors who own of record or are known by the fund to own beneficially 5% or more of any class of its shares as of the opening of business on November 1, 2005. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.

                       Capital World Bond Fund -- Page 21

                 NAME AND ADDRESS                    OWNERSHIP PERCENTAGE
----------------------------------------------------------------------------

 Edward D. Jones & Co.                               Class A        13.51%
 201 Progress Parkway                                Class B         5.09
 Maryland Heights, MO 63043-3009
----------------------------------------------------------------------------
 MLPF&S                                              Class A         5.74
 4800 Deer Lake Drive East, Floor 2                  Class C        16.26
 Jacksonville, FL 32246-6484
----------------------------------------------------------------------------
 Citigroup Global Markets, Inc.                      Class A         5.40
 333 W. 34th Street                                  Class C        16.02
 New York, NY 10001-2402
----------------------------------------------------------------------------
 Charles Schwab & Co., Inc.                          Class F        15.26
 101 Montgomery Street
 San Francisco, CA 94104-4122
----------------------------------------------------------------------------
 NFS LLC                                             Class R-1      13.42
 RR 3 Box 173
 Wyalusing, PA 18853-9565
----------------------------------------------------------------------------
 Richard H. Disque                                   Class R-1       5.22
 Dallas, PA
----------------------------------------------------------------------------
 Nationwide Trust Company                            Class R-3      39.67
 P.O. Box 182029
 Columbus, OH 43218-2029
----------------------------------------------------------------------------
 New York Life Trust Company                         Class R-4      12.83
 169 Lackawanna Avenue
 Parsippany, NJ 07054-1007
----------------------------------------------------------------------------
 ING Life Insurance & Annuity                        Class R-4       8.49
 151 Farmington Avenue, #TN41
 Hartford, CT 06156-0001
----------------------------------------------------------------------------
 Wells Fargo Bank, NA                                Class R-4       8.00
 P.O. Box 1533
 Minneapolis, MN 55480-1533
----------------------------------------------------------------------------
 CB& T                                               Class R-4       7.13
 8515 E. Orchard Road, #2T2
 Englewood, CO 80111-5002
----------------------------------------------------------------------------
 Community Bank                                      Class R-4       6.87
 6 Rhoads Drive
 Utica, NY 13502-6317
----------------------------------------------------------------------------
 Trustlynx & Co.                                     Class R-4      10.75
 P.O. Box 173736
 Denver, CO 80217-3736
----------------------------------------------------------------------------
 CGTC                                                Class R-5      18.86
 333 S. Hope Street, Floor 49
 Los Angeles, CA 90071-1406
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5      11.00
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5      10.48
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------
 CGTC Agent                                          Class R-5       8.04
 120 S. State College Boulevard
 Brea, CA 92821-5805
----------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 22

INVESTMENT ADVISER -- Capital Research and Management Company, the investment adviser, founded in 1931, maintains research facilities in the United States and abroad (Los Angeles, San Francisco, New York, Washington, DC, London, Geneva,
Hong Kong, Singapore and Tokyo). These facilities are staffed with experienced investment professionals. The investment adviser is located at 333 South Hope
Street, Los Angeles, CA 90071 and 135 South State College Boulevard, Brea, CA
92821. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. The investment adviser manages equity assets for the American Funds through two divisions.
These divisions generally function separately from each other with respect to investment research activities and they make investment decisions for the funds on a separate basis.

POTENTIAL CONFLICTS OF INTEREST -- The investment adviser has adopted policies and procedures that address conflicts of interest that may arise between a portfolio counselor's management of the fund and his or her management of other funds and accounts. Potential areas of conflict could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, personal investing activities, portfolio counselor compensation and proxy voting of portfolio securities. The investment adviser has adopted policies and procedures that it believes are reasonably designed to address these conflicts. However, there is no guarantee that such policies and procedures will be effective or that the investment adviser will anticipate all potential conflicts of interest.

COMPENSATION OF INVESTMENT PROFESSIONALS -- As described in the prospectus, the investment adviser uses a system of multiple portfolio counselors in managing fund assets. In addition, Capital Research and Management Company's investment analysts may make investment decisions with respect to a portion of a fund's portfolio within their research coverage. Portfolio counselors and investment analysts may also manage assets in other mutual funds advised by Capital
Research and Management Company.

Portfolio counselors and investment analysts are paid competitive salaries by
Capital Research and Management Company. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual's portfolio results, contributions to the organization and other factors. In order to encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total returns to relevant benchmarks over both the most recent year and a four-year rolling average, with the greater weight placed on the four-year rolling average. For portfolio counselors, benchmarks may include measures of the marketplaces in which the relevant fund

                       Capital World Bond Fund -- Page 23

invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks include both relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research and Management Company also separately compensates analysts for the quality of their research efforts. The benchmarks against which Capital World Bond Fund portfolio counselors are measured include: Citigroup World Government Bond
Index; Lehman Brothers Global Aggregate Bond Index; Credit Suisse First Boston
High Yield Bond Index; and Lipper High Current Yield Bond Funds Average.

PORTFOLIO COUNSELOR FUND HOLDINGS AND OTHER MANAGED ACCOUNTS -- As described below, portfolio counselors may personally own shares of the fund. In addition, portfolio counselors may manage a portion of other mutual funds or accounts advised by Capital Research and Management Company or its affiliates.

                       Capital World Bond Fund -- Page 24

THE FOLLOWING TABLE REFLECTS INFORMATION AS OF SEPTEMBER 30, 2005:

                                            NUMBER
                                           OF OTHER            NUMBER
                                          REGISTERED          OF OTHER           NUMBER
                                          INVESTMENT           POOLED           OF OTHER
                                       COMPANIES (RICS)      INVESTMENT         ACCOUNTS
                                             THAT          VEHICLES (PIVS)        THAT
                                           PORTFOLIO            THAT            PORTFOLIO
                                           COUNSELOR          PORTFOLIO         COUNSELOR
                       DOLLAR RANGE         MANAGES           COUNSELOR          MANAGES
                         OF FUND        (ASSETS OF RICS        MANAGES         (ASSETS OF
     PORTFOLIO            SHARES        IN BILLIONS)/2/    (ASSETS OF PIVS   OTHER ACCOUNTS
     COUNSELOR           OWNED/1/                          IN BILLIONS)/3/   IN BILLIONS)/4/
----------------------------------------------------------------------------------------------

 Mark H. Dalzell           Over           1       $22.5      3       $0.4       19       $4.3
                        $1,000,000
----------------------------------------------------------------------------------------------
 Thomas H. Hogh         $50,001 -         3       $72.7      1       $0.1       13       $2.5
                         $100,000
----------------------------------------------------------------------------------------------
 James R. Mulally          Over              None            8       $1.1       26       $7.7
                        $1,000,000
----------------------------------------------------------------------------------------------
 Robert H.                 Over              None            4       $1.0       11       $2.4
 Neithart               $1,000,000
----------------------------------------------------------------------------------------------
 Susan M. Tolson        $50,001 --        3       $97.7      2       $0.7        4       $0.8
                         $100,000
----------------------------------------------------------------------------------------------

1 Ownership disclosure is made using the following ranges: None; $1 - $10,000;
 $10,001 - $50,000; $50,001 - $100,000; $100,001 - $500,000; $500,001 -
 $1,000,000; and Over $1,000,000. The amounts listed include shares owned through The Capital Group Companies, Inc. retirement plan and 401(k) plan.
2 Indicates fund(s) where the portfolio counselor also has significant responsibilities for the day to day management of the fund(s). Assets noted are the total net assets of the registered investment companies and are not indicative of the total assets managed by the individual, which is a substantially lower amount.

3 Represents funds advised or sub-advised by Capital Research and Management
 Company and sold outside the United States and/ or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital
 Group International, Inc., an affiliate of Capital Research and Management
 Company. Assets noted are the total net assets of the fund or account and are not indicative of the total assets managed by the individual, which is a substantially lower amount.
4 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio counselors and their families are not reflected.

INVESTMENT ADVISORY AND SERVICE AGREEMENT -- The Investment Advisory and Service
Agreement (the "Agreement") between the fund and the investment adviser will continue in effect until October 31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (b) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the investment adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The
Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).

                       Capital World Bond Fund -- Page 25

In considering the renewal of the Agreement each year, the Contracts Committee of the Board of Directors evaluates information provided by the investment adviser in accordance with Section 15(c) of the 1940 Act and presents its recommendations to the full Board of Directors.

In addition to providing investment advisory services, the investment adviser furnishes the services and pays the compensation and travel expenses of persons to perform the fund's executive, administrative, clerical and bookkeeping functions, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies and postage used at the fund's offices. The fund pays all expenses not assumed by the investment adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; shareholder recordkeeping and administrative expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements and notices to its shareholders; taxes; expenses of the issuance and redemption of fund shares (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's plans of distribution (described below); legal and auditing expenses;
compensation, fees and expenses paid to Non-Interested Directors; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.

The management fee is based on the following rates and daily net asset levels:

                                Net asset level

          RATE                  IN EXCESS OF                  UP TO
------------------------------------------------------------------------------

         0.57%                 $            0             $1,000,000,000
------------------------------------------------------------------------------
          .50                   1,000,000,000              3,000,000,000
------------------------------------------------------------------------------
         0.45                   3,000,000,000
------------------------------------------------------------------------------

The Agreement was amended effective November 1, 2005 to reduce the annual management fee rate to 0.45% of the fund's daily net assets in excess of $3 billion.

The investment adviser has agreed that in the event the Class A expenses of the fund (with the exclusion of interest, taxes, brokerage costs, distribution expenses pursuant to a plan under rule 12b-1 and extraordinary expenses such as litigation and acquisitions or other expenses excludable under applicable state securities laws or regulations) for any fiscal year ending on a date on which the Agreement is in effect, exceed the expense limitations, if any, applicable to the fund pursuant to state securities laws or any related regulations, it will reduce its fee by the extent of such excess and, if required pursuant to any such laws or any regulations thereunder, will reimburse the fund in the amount of such excess. To the extent the fund's management fee must be waived due to Class A share expense ratios exceeding the above limit, management fees will be reduced similarly for all classes of shares of the fund, or other Class
A fees will be waived in lieu of management fees.

For the fiscal years ended September 30, 2005, 2004 and 2003, the investment adviser was entitled to receive from the fund management fees of $12,300,000,
$7,549,000 and $5,120,000, respectively. After giving effect to the management fee waivers described below, the fund paid the investment adviser management fees of $11,339,000 (a reduction of $961,000), $7,446,000

                       Capital World Bond Fund -- Page 26

(a reduction of $103,000) and $4,720,000 (a reduction of $400,000) for the fiscal years ended September 30, 2005, 2004 and 2003, respectively.

For the period from October 1, 2002 through October 31, 2003, the investment adviser waived management fees in excess of 0.57% of daily assets, giving prior effect to an amendment to the Agreement that became effective on November 1,
2003.

For the period from September 1, 2004 through March 31, 2005, the investment adviser agreed to waive 5% of the management fees that it was otherwise entitled to receive under the Agreement. Beginning April 1, 2005, this waiver increased to 10% of the management fees that it is otherwise entitled to receive and will continue at this level until further review. As a result of these waivers, management fees will be reduced similarly for all classes of shares of the fund.

ADMINISTRATIVE SERVICES AGREEMENT -- The Administrative Services Agreement (the
"Administrative Agreement") between the fund and the investment adviser relating to the fund's Class C, F, R and 529 shares will continue in effect until October
31, 2006, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by the vote of a majority of Directors who are not parties to the
Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The fund may terminate the Administrative Agreement at any time by vote of a majority of Non-Interested Directors. The investment adviser has the right to terminate the Administrative Agreement upon 60 days' written notice to the fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).

Under the Administrative Agreement, the investment adviser provides certain transfer agent and administrative services for shareholders of the fund's Class
C and F shares, and all Class R and 529 shares. The investment adviser contracts with third parties, including American Funds Service Company, the fund's
Transfer Agent, to provide these services. Services include, but are not limited to, shareholder account maintenance, transaction processing, tax information reporting and shareholder and fund communications. In addition, the investment adviser monitors, coordinates and oversees the activities performed by third parties providing such services. For Class R-1, R-2, R-3 and R-4 shares, the investment adviser has agreed to pay a portion of the fees payable under the
Administrative Agreement that would otherwise have been paid by the fund. For the year ended September 30, 2005, the total fees paid by the investment adviser were $88,000.

As compensation for its services, the investment adviser receives transfer agent fees for transfer agent services provided to the fund's applicable share classes. Transfer agent fees are paid monthly according to a fee schedule contained in a Shareholder Services Agreement between the fund and American
Funds Service Company. The investment adviser also receives an administrative services fee at the annual rate of up to 0.15% of the average daily net assets for each applicable share class (excluding Class R-5 shares) for administrative services provided to these share classes. Administrative services fees are paid monthly and accrued daily. The investment adviser uses a portion of this fee to compensate third parties for administrative services provided to the fund. Of the remainder, the investment adviser will not retain more than 0.05% of the average daily net assets for each applicable share class. For Class R-5 shares, the administrative services fee is calculated at the annual rate of up to 0.10%
of the average daily net assets. This fee is subject to the same uses and limitations described above.

                       Capital World Bond Fund -- Page 27

During the 2005 fiscal year, administrative services fees, gross of any payments made by the investment adviser, were:

                                             ADMINISTRATIVE SERVICES FEE
------------------------------------------------------------------------------

               CLASS C                                $305,000
------------------------------------------------------------------------------
               CLASS F                                 449,000
------------------------------------------------------------------------------
             CLASS 529-A                                47,000
------------------------------------------------------------------------------
             CLASS 529-B                                12,000
------------------------------------------------------------------------------
             CLASS 529-C                                29,000
------------------------------------------------------------------------------
             CLASS 529-E                                 2,000
------------------------------------------------------------------------------
             CLASS 529-F                                 4,000
------------------------------------------------------------------------------
              CLASS R-1                                  5,000
------------------------------------------------------------------------------
              CLASS R-2                                162,000
------------------------------------------------------------------------------
              CLASS R-3                                 69,000
------------------------------------------------------------------------------
              CLASS R-4                                 13,000
------------------------------------------------------------------------------
              CLASS R-5                                 50,000
------------------------------------------------------------------------------

PRINCIPAL UNDERWRITER AND PLANS OF DISTRIBUTION -- American Funds Distributors,
Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los
Angeles, CA 90071; 135 South State College Boulevard, Brea, CA 92821; 3500
Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard,
Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

The Principal Underwriter receives revenues from sales of the fund's shares. For
Class A and 529-A shares, the Principal Underwriter receives commission revenue consisting of that portion of the Class A and 529-A sales charge remaining after the allowances by the Principal Underwriter to investment dealers. For Class B and 529-B shares, the Principal Underwriter sells the rights to the 12b-1 fees paid by the fund for distribution expenses to a third party and receives the revenue remaining after compensating investment dealers for sales of Class B and
529-B shares. The fund also pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers of Class B and 529-B shares.
For Class C and 529-C shares, the Principal Underwriter receives any contingent deferred sales charges that apply during the first year after purchase. The fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers of Class C and 529-C shares. For Class
529-E shares, the fund pays the Principal Underwriter for advancing the immediate service fees and commissions paid to qualified dealers. For Class F and 529-F shares, the fund pays the Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class F and 529-F shares. For Class R-1, R-2, R-3 and R-4 shares, the fund pays the
Principal Underwriter for advancing the immediate service fees paid to qualified dealers and advisers who sell Class R-1, R-2, R-3 and R-4 shares.

                       Capital World Bond Fund -- Page 28

Commissions, revenue or service fees retained by the Principal Underwriter after allowances or compensation to dealers were:

                                                                 COMMISSIONS,        ALLOWANCE OR

                                                                    REVENUE          COMPENSATION

                                           FISCAL YEAR/PERIOD  OR FEES RETAINED       TO DEALERS
-----------------------------------------------------------------------------------------------------

                 CLASS A                          2005            $2,725,000          $10,535,000
                                                  2004             1,324,000            5,115,000
                                                  2003               857,000            3,293,000
                 CLASS B                          2005               114,000              869,000
                                                  2004               125,000              929,000
                                                  2003               160,000            1,123,000
-----------------------------------------------------------------------------------------------------
                 CLASS C                          2005                    --            1,028,000
                                                  2004                    --              639,000
                                                  2003                    --              323,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-A                        2005               104,000              392,000
                                                  2004                62,000              233,000
                                                  2003                41,000              157,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-B                        2005                10,000              165,000
                                                  2004                13,000               70,000
                                                  2003                13,000               81,000
-----------------------------------------------------------------------------------------------------
               CLASS 529-C                        2005                    --               76,000
                                                  2004                    --               54,000
                                                  2003                    --               36,000
-----------------------------------------------------------------------------------------------------

The fund has adopted plans of distribution (the "Plans") pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plans (see below). As required by rule 12b-1 and the 1940 Act, the Plans
(together with the Principal Underwriting Agreement) have been approved by the full Board of Directors and separately by a majority of the Directors who are not "interested persons" of the fund and who have no direct or indirect financial interest in the operation of the Plans or the Principal Underwriting
Agreement. Potential benefits of the Plans to the fund include quality shareholder services; savings to the fund in transfer

                       Capital World Bond Fund -- Page 29

agency costs; and benefits to the investment process from growth or stability of assets. The selection and nomination of Directors who are not "interested persons" of the fund are committed to the discretion of the Directors who are not "interested persons" during the existence of the Plans. The Plans may not be amended to increase materially the amount spent for distribution without shareholder approval. Plan expenses are reviewed quarterly and the Plans must be renewed annually by the Board of Directors.

Under the Plans, the fund may annually expend the following amounts to finance any activity primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made: (a) for Class A shares, up to 0.30% of the average daily net assets attributable to Class A shares; (b) for Class 529-A shares, up to
0.50% of the average daily net assets attributable to Class 529-A shares; (c)
for Class B and 529-B shares, up to 1.00% of the average daily net assets attributable to Class B and 529-B shares, respectively; (d) for Class C and
529-C shares, up to 1.00% of the average daily net assets attributable to Class
C and 529-C shares, respectively; (e) for Class 529-E shares, up to 0.75% of the average daily net assets attributable to Class 529-E shares; (f) for Class F and
529-F shares, up to 0.50% of the average daily net assets attributable to Class
F and 529-F shares; (g) for Class R-1 shares, up to 1.00% of the average daily net assets attributable to Class R-1 shares; (h) for Class R-2 shares, up to
1.00% of the average daily net assets attributable to Class R-2 shares; (i) for
Class R-3 shares, up to 0.75% of the average daily net assets attributable to
Class R-3 shares; and (j) for Class R-4 shares, up to 0.50% of the average daily net assets attributable to Class R-4 shares. The fund has not adopted a Plan for
Class R-5 shares; accordingly, no 12b-1 fees are paid from Class R-5 share assets.

For Class A and 529-A shares: (a) up to 0.25% is reimbursed to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to the amount allowable under the fund's Class
A and 529-A 12b-1 limit is reimbursed to the Principal Underwriter for paying distribution-related expenses, including for Class A and 529-A shares dealer commissions and wholesaler compensation paid on sales of shares of $1 million or more purchased without a sales charge (including purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with
100 or more eligible employees, and retirement plans, endowments and foundations with $50 million or more in assets -- "no load purchases"). Commissions on no load purchases of Class A and 529-A shares, in excess of the Class A and 529-A plan limitations not reimbursed to the Principal Underwriter during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, these commissions are not recoverable.

For Class B and 529-B shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) 0.75% is paid to the Principal Underwriter for distribution-related expenses, including the financing of commissions paid to qualified dealers.

For Class C and 529-C shares: (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class 529-E shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25%

                       Capital World Bond Fund -- Page 30

is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class F and 529-F shares: currently up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

For Class R-1 shares: (a) up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.75% is paid to the Principal Underwriter for distribution-related expenses, including commissions paid to qualified dealers.

For Class R-2 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.50% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-3 shares: currently (a) up to 0.25% is paid to the Principal
Underwriter for paying service-related expenses, including paying service fees to qualified dealers, and (b) up to 0.25% is paid to the Principal Underwriter for paying distribution-related expenses, including commissions paid to qualified dealers.

For Class R-4 shares: currently up to 0.25% is paid to the Principal Underwriter for paying service-related expenses, including paying service fees to qualified dealers or advisers.

During the 2005 fiscal year, total 12b-1 expenses, and the portion of the expense that remained unpaid, were:

                                                               12B-1 UNPAID LIABILITY
                                        12B-1 EXPENSES              OUTSTANDING
---------------------------------------------------------------------------------------

             CLASS A                      $4,103,000                  $241,000
---------------------------------------------------------------------------------------
             CLASS B                         987,000                    96,000
---------------------------------------------------------------------------------------
             CLASS C                       1,682,000                   246,000
---------------------------------------------------------------------------------------
             CLASS F                         733,000                    80,000
---------------------------------------------------------------------------------------
           CLASS 529-A                        49,000                     3,000
---------------------------------------------------------------------------------------
           CLASS 529-B                        56,000                     6,000
---------------------------------------------------------------------------------------
           CLASS 529-C                       154,000                    22,000
---------------------------------------------------------------------------------------
           CLASS 529-E                         9,000                     1,000
---------------------------------------------------------------------------------------
           CLASS 529-F                         3,000                         0
---------------------------------------------------------------------------------------
            CLASS R-1                         18,000                     2,000
---------------------------------------------------------------------------------------
            CLASS R-2                        136,000                    16,000
---------------------------------------------------------------------------------------
            CLASS R-3                        129,000                    15,000
---------------------------------------------------------------------------------------
            CLASS R-4                         15,000                     2,000
---------------------------------------------------------------------------------------

                       Capital World Bond Fund -- Page 31

OTHER COMPENSATION TO DEALERS -- As of January 2006, the top dealers that
American Funds Distributors anticipates will receive additional compensation
(as described in the prospectus) include:

     A. G. Edwards & Sons, Inc.
     AIG Advisors Group
     American General Securities Inc.
     Ameritas Investment Corp.
     AXA Advisors, LLC
     Cadaret, Grant & Co., Inc.
     Cambridge Investment Research, Inc.
     Capital Analysts, Inc.
     Commonwealth Financial Network
     Cuna Brokerage Services, Inc.
     Deutsche Bank Securities Inc.
     Edward Jones
     Ferris, Baker Watts, Inc.
     Genworth Financial Securities Corp.
     Hefren-Tillotson, Inc.
     Hornor, Townsend & Kent, Inc.
     ING Advisors Network Inc.
     InterSecurities, Inc./Transamerica Financial Advisors, Inc.
     Investacorp, Inc.
     Janney Montgomery Scott LLC
     Jefferson Pilot Securities Corporation
     JJB Hilliard, WL Lyons, Inc./PNC Bank
     Legg Mason Wood Walker, Inc.
     Lincoln Financial Advisors Corporation
     McDonald Investments Inc./Society National Bank
     Merrill Lynch, Pierce, Fenner & Smith Inc.
     Metlife Enterprises
     MML Investors Services, Inc.
     Morgan Keegan & Company, Inc.
     Morgan Stanley DW
     NatCity Investment, Inc.
     National Planning Holdings Inc.
     NFP Securities, Inc.
     Northwestern Mutual Investment Services, LLC.
     Pacific Select Distributors Inc.
     Park Avenue Securities LLC
     Piper Jaffray & Co.
     Princor Financial Services
     ProEquities, Inc.
     Raymond James Financial Services/Raymond James & Associates
     RBC Dain Rauscher Inc.
     Robert W. Baird & Co. Inc.
     Securian Financial Services/C.R.I. Securities Inc.
     Securities Service Network Inc.
     Signator Investors, Inc.
     Smith Barney
     Stifel, Nicolaus & Company, Inc.
     The O.N. Equity Sales Company
     UBS Financial Services Inc.
     US Bancorp Investments, Inc.
     Wachovia Securities

                       Capital World Bond Fund -- Page 32

                      EXECUTION OF PORTFOLIO TRANSACTIONS

As described in the prospectus, the investment adviser places orders with broker-dealers for the fund's portfolio transactions. Portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the investment adviser, or for trusts or other accounts served by affiliated companies of the investment adviser. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner.

Brokerage commissions paid on portfolio transactions, including investment dealer concessions on underwritings, if applicable, for the fiscal years ended
September 30, 2005, 2004 and 2003 amounted to $806,000, $404,000 and $611,000, respectively. With respect to fixed-income securities, brokerage commissions include explicit investment dealer concessions and may exclude other transaction costs which may be reflected in the spread between the bid and asked price. The increase in brokerage commissions paid from 2004 to 2005 is primarily attributable to additional securities purchased, particularly in non-U.S.
counties, which generally have higher concessions per par. The decrease from
2003 to 2004 is primarily attributable to a decrease in the number of transactions involving high yield securities, which tend to have higher concessions per par.

The fund is required to disclose information regarding investments in the securities of its "regular" broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the fund the largest amount of brokerage commissions by participating, directly or indirectly, in the fund's portfolio transactions during the fund's most recent fiscal year; (b) one of the
10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the fund during the fund's most recent fiscal year; or
(c) one of the 10 broker-dealers that sold the largest amount of securities of the fund during the fund's most recent fiscal year.

At the end of the fund's most recent fiscal year, the fund's regular broker-dealers included Deutsche Bank A.G and J.P. Morgan Securities. As of the
fund's most recent fiscal year-end, the fund held debt securities of Deutsche
Bank A.G. in the amount of $11,008,000 and J.P. Morgan Chase & Co. in the amount of $1,872,000.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

The fund's investment adviser, on behalf of the fund, has adopted policies and procedures with respect to the disclosure of information about fund portfolio securities. These policies and procedures have been reviewed by the fund's Board of Directors and compliance will be periodically assessed by the Board in connection with reporting from the fund's Chief Compliance Officer.

                       Capital World Bond Fund -- Page 33

Under these policies and procedures, the fund's complete list of portfolio holdings available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the American Funds website no earlier than the tenth day after such calendar quarter. Such portfolio holdings information may then be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the American Funds website.
Affiliates of the fund (including the fund's Board members and officers, and certain personnel of the fund's investment adviser and its affiliates) and certain service providers (such as the fund's custodian and outside counsel) who require portfolio holdings information for legitimate business and fund oversight purposes may receive the information earlier.

Affiliated persons of the fund as described above who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements to maintain the confidentiality of such information, preclear securities trades and report securities transactions activity, as applicable.
Third party service providers of the fund receiving such information are subject to confidentiality obligations. When portfolio holdings information is disclosed other than through the American Funds website to persons not affiliated with the fund (which, as described above, would typically occur no earlier than one day after the day on which the information is posted on the American Funds website), such persons may be bound by agreements (including confidentiality agreements)
that restrict and limit their use of the information to legitimate business uses only. Neither the fund nor its investment adviser or any affiliate thereof receives compensation or other consideration in connection with the disclosure of information about portfolio securities.

Subject to board policies, the authority to disclose a fund's portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of the fund's investment adviser. In exercising their authority, the committees determine whether disclosure of information about the fund's portfolio securities is appropriate and in the best interest of fund shareholders. The investment adviser has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of fund holdings. For example, the investment adviser's code of ethics specifically requires, among other things, the safeguarding of information about fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with fund transactions. In addition, the investment adviser believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the American Funds website (other than to certain fund service providers for legitimate business and fund oversight purposes) helps reduce potential conflicts of interest between fund shareholders and the investment adviser and its affiliates.

                                PRICE OF SHARES

Shares are purchased at the offering price or sold at the net asset value price next determined after the purchase or sell order is received and accepted by the fund or the Transfer Agent; the offering or net asset value price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers or their authorized designees, accepted by the Principal Underwriter, the Transfer Agent, a dealer or any of their designees. In the case of orders sent directly to the fund or the Transfer
Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase and sell orders to the Principal Underwriter.

                       Capital World Bond Fund -- Page 34

Orders received by the investment dealer or authorized designee, the Transfer
Agent or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the fund. For more information about how to purchase through your intermediary, contact your intermediary directly.

Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. New York time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the Exchange closes at 1:00 p.m., the fund's share price would still be determined as of 4:00 p.m. New York time. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day;
Martin Luther King, Jr. Day; Presidents' Day; Good Friday; Memorial Day;
Independence Day; Labor Day; Thanksgiving; and Christmas Day. Each share class of the fund has a separately calculated net asset value (and share price).

All portfolio securities of funds managed by Capital Research and Management
Company (other than money market funds) are valued, and the net asset values per share for each share class are determined, as follows:

1.    Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. The pricing services base bond prices on, among other things, an evaluation of the yield curve as of approximately 3:00 p.m. New York time. The fund's investment adviser performs certain checks on these prices prior to the fund's net asset value being calculated.

Securities with both fixed-income and equity characteristics (e.g., convertible bonds, preferred stocks, units comprised of more than one type of security, etc.), or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.

                       Capital World Bond Fund -- Page 35

Securities and assets for which market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the fund's Board. Subject to Board oversight, the fund's Board has delegated the obligation to make fair valuation determinations to a Valuation Committee established by the fund's investment adviser. The Board receives regular reports describing fair-valued securities and the valuation methods used.

The Valuation Committee has adopted guidelines and procedures (consistent with
SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations, or that have quotations that are considered unreliable, are valued in good faith by the Valuation
Committee based upon what the fund might reasonably expect to receive upon their current sale. The Valuation Committee considers all indications of value available to it in determining the fair value to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions.

2.   Each class of shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to the fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes.

3.   Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

                            TAXES AND DISTRIBUTIONS

FUND TAXATION -- The fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code"). A
regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually 100% of its investment company taxable income and net realized capital gains in the manner required under the
Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than that amount.

To be treated as a regulated investment company under Subchapter M of the Code, the fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not

                       Capital World Bond Fund -- Page 36

limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b)
diversify its holdings so that, at the end of each fiscal quarter, (i) at least
50% of the market value of the fund's assets is represented by cash, U.S.
government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer; two or more issuers which the fund controls and which are determined to be engaged in the same or similar trades or businesses; or the securities of certain publicly traded partnerships.

Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the
"distributed amount" for such calendar year. The term "required distribution"
means the sum of (a) 98% of ordinary income (generally net investment income)
for the calendar year, (b) 98% of capital gain (both long-term and short-term)
for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year) and
(c) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term
"distributed amount" generally means the sum of (a) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (b) any amount on which the fund pays income tax during the periods described above. Although the fund intends to distribute its net investment income and net capital gains so as to avoid excise tax liability, the fund may determine that it is in the interest of shareholders to distribute a lesser amount.

The following information may not apply to you if you hold fund shares in a tax-deferred account, such as a retirement plan or education savings account.
Please see your tax adviser for more information.

DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS -- Dividends and capital gain distributions on fund shares will be reinvested in shares of the fund of the same class, unless shareholders indicate in writing that they wish to receive them in cash or in shares of the same class of other American Funds, as provided in the prospectus. Dividends and capital gain distributions by 529 share classes will be automatically reinvested.

Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable whether received in shares or in cash, unless such shareholders are exempt from taxation. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of that share on the reinvestment date. Dividends and capital gain distributions by the fund to a tax-deferred retirement plan account are not taxable currently.

     DIVIDENDS -- The fund intends to follow the practice of distributing substantially all of its investment company taxable income, which includes any excess of net realized short-term gains over net realized long-term capital losses. Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses.

                       Capital World Bond Fund -- Page 37

     Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.

     If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.

     To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions. Upon disposition of these securities, any gain recognized is treated as ordinary income and loss is treated as ordinary loss to the extent of any prior recognized gain.

     Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund may be eligible for the deduction for dividends received by corporations. Corporate shareholders will be informed of the portion of dividends that so qualifies. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law, and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days during the 90-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend. Capital gain distributions are not eligible for the dividends-received deduction.

     A portion of the difference between the issue price of zero coupon securities and their face value (original issue discount) is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This

                       Capital World Bond Fund -- Page 38

     original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund that must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income taxation at the level of the fund.

     In addition, some of the bonds may be purchased by the fund at a discount that exceeds the original issue discount on such bonds, if any. This additional discount represents market discount for federal income tax purposes. The gain realized on the disposition of any bond having a market discount may be treated as taxable ordinary income to the extent it does not exceed the accrued market discount on such bond or a fund may elect to include the market discount in income in tax years to which it is attributable. Generally, accrued market discount may be figured under either the ratable accrual method or constant interest method. If the fund has paid a premium over the face amount of a bond, the fund has the option of either amortizing the premium until bond maturity and reducing the fund's basis in the bond by the amortized amount, or not amortizing and treating the premium as part of the bond's basis. In the case of any debt security having a fixed maturity date of not more than one year from its date of issue, the gain realized on disposition generally will be treated as a short-term capital gain. In general, any gain realized on disposition of a security held less than one year is treated as a short-term capital gain.

     Dividend and interest income received by the fund from sources outside the
     United States may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the
     United States, however, may reduce or eliminate these foreign taxes. Most foreign countries do not impose taxes on capital gains with respect to investments by foreign investors.

     CAPITAL GAIN DISTRIBUTIONS -- The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. Net capital gains for a fiscal year are computed by taking into account any capital loss carry forward of the fund.

     If any net long-term capital gains in excess of net short-term capital losses are retained by the fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 15% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and such shareholder's related tax credit.

SHAREHOLDER TAXATION -- In January of each year, individual shareholders holding fund shares in taxable accounts will receive a statement of the federal income tax status of all distributions. Shareholders of the fund also may be subject to state and local taxes on distributions received from the fund.

     DIVIDENDS -- Fund dividends are taxable to shareholders as ordinary income.
     Under the 2003 Tax Act, all or a portion of a fund's dividend distribution may be a "qualified dividend." If the fund meets the applicable holding period requirement, it will distribute

                       Capital World Bond Fund -- Page 39

     dividends derived from qualified corporation dividends to shareholders as qualified dividends. Interest income from bonds and money market instruments and nonqualified foreign dividends will be distributed to shareholders as nonqualified fund dividends. The fund will report on Form
     1099-DIV the amount of each shareholder's dividend that may be treated as a qualified dividend. If a shareholder meets the requisite holding period requirement, qualified dividends are taxable at a maximum rate of 15%.

     CAPITAL GAINS -- Distributions of the excess of net long-term capital gains over net short-term capital losses that the fund properly designates as
     "capital gain dividends" generally will be taxable as long-term capital gain. Regardless of the length of time the shares of the fund have been held by a shareholder, a capital gain distribution by the fund is subject to a maximum tax rate of 15%. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gains during such six-month period.

Distributions by the fund result in a reduction in the net asset value of the fund's shares. Investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will subsequently receive a partial return of their investment capital upon payment of the distribution, which will be taxable to them.

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the fund to foreign countries (such taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities of foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.

Redemptions of shares, including exchanges for shares of other American Funds, may result in federal, state and local tax consequences (gain or loss) to the shareholder. However, conversion from one class to another class in the same fund should not be a taxable event.

If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares will not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purposes of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other fund(s).

Any loss realized on a redemption or exchange of share of the fund will be disallowed to the extent substantially identical shares are reacquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of. Any loss disallowed under this rule will be added to the shareholder's tax basis in the new shares purchased.

The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund

                       Capital World Bond Fund -- Page 40

shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of a regulated investment company may be subject to backup withholding of federal income tax in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons (i.e., U.S. citizens and residents and
U.S. corporations, partnerships, trusts and estates). Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or a lower rate under an applicable income tax treaty) on dividend income received by the shareholder.

Shareholders should consult their tax advisers about the application of federal, state and local tax law in light of their particular situation.

UNLESS OTHERWISE NOTED, ALL REFERENCES IN THE FOLLOWING PAGES TO CLASS A, B, C
OR F SHARES ALSO REFER TO THE CORRESPONDING CLASS 529-A, 529-B, 529-C OR 529-F
SHARES. CLASS 529 SHAREHOLDERS SHOULD ALSO REFER TO THE COLLEGEAMERICA PROGRAM
DESCRIPTION FOR INFORMATION ON POLICIES AND SERVICES SPECIFICALLY RELATING TO
COLLEGEAMERICA ACCOUNTS. SHAREHOLDERS HOLDING SHARES THROUGH AN ELIGIBLE
RETIREMENT PLAN SHOULD CONTACT THEIR PLAN'S ADMINISTRATOR OR RECORDKEEPER FOR
INFORMATION REGARDING PURCHASES, SALES AND EXCHANGES.

                        PURCHASE AND EXCHANGE OF SHARES

PURCHASES BY INDIVIDUALS -- As described in the prospectus, you may generally open an account and purchase fund shares by contacting a financial adviser or investment dealer authorized to sell the fund's shares. You may make investments by any of the following means:

     CONTACTING YOUR FINANCIAL ADVISER -- Deliver or mail a check to your financial adviser.

     BY MAIL -- for initial investments, you may mail a check, made payable to the fund, directly to the address indicated on the account application.
     Please indicate an investment dealer on the account application. You may make additional investments by filling out the "Account Additions" form at the bottom of a recent account statement and mailing the form, along with a check made payable to the fund, using the envelope provided with your account statement.

     BY TELEPHONE -- using the American FundsLine. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

     BY INTERNET -- using americanfunds.com. Please see the "Shareholder account services and privileges" section of this document for more information regarding this service.

                       Capital World Bond Fund -- Page 41

     BY WIRE -- If you are making a wire transfer, instruct your bank to wire funds to:

           Wells Fargo Bank
           ABA Routing No. 121000248
           Account No. 4600-076178

     Your bank should include the following information when
                    wiring funds:

           For credit to the account of:
           American Funds Service Company
           (fund's name)

           For further credit to:
           (shareholder's fund account number)
           (shareholder's name)

     You may contact American Funds Service Company at 800/421-0180 if you have questions about making wire transfers.

The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board.

Class 529 shares may be purchased only through CollegeAmerica by investors establishing qualified higher education savings accounts. Class 529-E shares may be purchased only by investors participating in CollegeAmerica through an eligible employer plan. The R share classes are generally available only to employer-sponsored retirement plans. Class R-5 shares are also available to clients of the Personal Investment Management group of Capital Guardian Trust
Company who do not have an intermediary associated with their accounts and without regard to the $1 million purchase minimum. In addition, the American
Funds state tax-exempt funds are qualified for sale only in certain jurisdictions, and tax-exempt funds in general should not serve as retirement plan investments. The fund and the Principal Underwriter reserve the right to reject any purchase order.

PURCHASE MINIMUMS AND MAXIMUMS -- All investments are subject to the purchase minimums and maximums described in the prospectus. Purchase minimums may be waived or reduced in certain cases. For accounts established with an automatic investment plan, the initial purchase minimum of $250 may be waived if the purchases (including purchases through exchanges from another fund) made under the plan are sufficient to reach $250 within five months of account establishment.

The initial purchase minimum of $25 may be waived for the
following account types:

     .    Payroll deduction retirement plan accounts (such as, but not limited to, 403(b), 401(k), SIMPLE IRA, SARSEP and deferred compensation plan accounts); and

     .     Employer-sponsored CollegeAmerica accounts.

                       Capital World Bond Fund -- Page 42

The following account types may be established without meeting the initial purchase minimum:

     .     Retirement accounts that are funded with employer contributions; and

     .     Accounts that are funded with monies set by court decree.

The following account types may be established without meeting the initial purchase minimum, but shareholders wishing to invest in two or more funds must meet the normal initial purchase minimum of each fund:

     .    Accounts that are funded with (a) transfers of assets, (b) rollovers from retirement plans, (c) rollovers from 529 college savings plans or
          (d) required minimum distribution automatic exchanges; and

     .    American Funds money market fund accounts registered in the name of clients of Capital Guardian Trust Company's Personal Investment
          Management group.

EXCHANGES -- You may only exchange shares into other American Funds within the same share class. However, exchanges from Class A shares of The Cash Management
Trust of America may be made to Class B or C shares of other American Funds for dollar cost averaging purposes. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from American Funds money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions. Exchanges of Class F shares generally may only be made through fee-based programs of investment firms that have special agreements with the fund's distributor and certain registered investment advisers.

You may exchange shares of other classes by contacting the Transfer Agent, by contacting your investment dealer or financial adviser, by using American
FundsLine or americanfunds.com, or by telephoning 800/421-0180 toll-free, or faxing (see "American Funds Service Company service areas" in the prospectus for the appropriate fax numbers) the Transfer Agent. For more information, see
"Shareholder account services and privileges" below. THESE TRANSACTIONS HAVE THE
SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.

Shares held in employer-sponsored retirement plans may be exchanged into other
American Funds by contacting your plan administrator or recordkeeper. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received (see "Price of shares" above).

FREQUENT TRADING OF FUND SHARES -- As noted in the prospectus, certain redemptions may trigger a purchase block lasting 30 calendar days under the fund's "purchase blocking policy." Under this policy, systematic redemptions will not trigger a purchase block and systematic purchases will not be prevented. For purposes of this policy, systematic redemptions include, for example, regular periodic automatic redemptions and statement of intention escrow share redemptions. Systematic purchases include, for example, regular periodic automatic purchases and automatic reinvestments of dividends and capital gain distributions.

                       Capital World Bond Fund -- Page 43

OTHER POTENTIALLY ABUSIVE ACTIVITY -- In addition to implementing purchase blocks, American Funds Service Company will monitor for other types of activity that could potentially be harmful to the American Funds - for example, short-term trading activity in multiple funds. When identified, American Funds
Service Company will request that the shareholder discontinue the activity. If the activity continues, American Funds Service Company will freeze the shareholder account to prevent all activity other than redemptions of fund shares.

MOVING BETWEEN SHARE CLASSES

     AUTOMATIC CONVERSIONS -- As described more fully in the prospectus, Class
     B, 529-B and C shares automatically convert to Class A, 529-A and F shares, respectively, after a certain period from the purchase date.

     MOVING FROM CLASS B TO CLASS A SHARES -- Under the right of reinvestment policy as described in the prospectus, if you redeem Class B shares during the contingent deferred sales charge period, you may reinvest the proceeds in Class A shares without paying a Class A sales charge if you notify
     American Funds Service Company and the reinvestment occurs within 90 days after the date of redemption. If you redeem your Class B shares after the contingent deferred sales charge period and with the redemption proceeds you purchase Class A shares, you are still responsible for paying any applicable Class A sales charges.

     MOVING FROM CLASS C TO CLASS A SHARES -- If you redeem Class C shares and with the redemption proceeds purchase Class A shares, you are still responsible for paying any Class C contingent deferred sales charges and applicable Class A sales charges.

     MOVING FROM CLASS F TO CLASS A SHARES -- You can redeem Class F shares held in a qualified fee-based program and with the redemption proceeds purchase
     Class A shares without paying an initial Class A sales charge if all of the following are met: (a) you are leaving or have left the fee-based program,
     (b) you have held the Class F shares in the program for at least one year, and (c) you notify American Funds Service Company and purchase the Class A shares within 90 days after redeeming the Class F shares.

     MOVING FROM CLASS A TO CLASS F SHARES -- If you are part of a qualified fee-based program and you wish to redeem your Class A shares and with the redemption proceeds purchase Class F shares for the program, any Class A sales charges (including contingent deferred sales charges) that you paid or are payable will not be credited back to your account.

                                 SALES CHARGES

CLASS A PURCHASES

     PURCHASES BY CERTAIN 403(B) PLANS

     Individual 403(b) plans may be treated similarly to employer-sponsored plans for Class A sales charge purposes (i.e., individual participant accounts are eligible to be aggregated together) if: (a) the American Funds are principal investment options; (b) the employer facilitates the enrollment process by, for example, allowing for onsite group enrollment

                       Capital World Bond Fund -- Page 44

     meetings held during working hours; and (c) there is only one dealer firm assigned to the plans.

     OTHER PURCHASES

     Pursuant to a determination of eligibility by a vice president or more senior officer of the Capital Research and Management Company Fund
     Administration Unit, or by his or her designee, Class A shares of the
     American Funds stock, stock/bond and bond funds may be sold at net asset value to:

     (1)  current or retired directors, trustees, officers and advisory board members of, and certain lawyers who provide services to, the funds managed by Capital Research and Management Company, current or retired employees of Washington Management Corporation, current or retired employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

     (2)  currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees
          (collectively, "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law, and (c) parents-in-law, if the
          Eligible Persons or the spouses, children or parents of the Eligible
          Persons are listed in the account registration with the
          parents-in-law) of dealers who have sales agreements with the
          Principal Underwriter (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (3)  currently registered investment advisers ("RIAs") and assistants directly employed by such RIAs, retired RIAs with respect to accounts established while active, or full-time employees (collectively,
          "Eligible Persons") (and their (a) spouses or equivalents if recognized under local law, (b) parents and children, including parents and children in step and adoptive relationships, sons-in-law and daughters-in-law and (c) parents-in-law, if the Eligible Persons or the spouses, children or parents of the Eligible Persons are listed in the account registration with the parents-in-law) of RIA firms that are authorized to sell shares of the funds, plans for the RIA firms, and plans that include as participants only the Eligible Persons, their spouses, parents and/or children;

     (4)  companies exchanging securities with the fund through a merger, acquisition or exchange offer;

     (5)  insurance company separate accounts;

     (6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.;

     (7)  The Capital Group Companies, Inc., its affiliated companies and
          Washington Management Corporation;

     (8)  an individual or entity with a substantial business relationship with
          The Capital Group Companies, Inc. or its affiliates, or an individual or entity related or relating to such individual or entity;

                       Capital World Bond Fund -- Page 45

     (9)  wholesalers and full-time employees directly supporting wholesalers involved in the distribution of insurance company separate accounts whose underlying investments are managed by any affiliate of The
          Capital Group Companies, Inc.; and

     (10) full-time employees of banks that have sales agreements with the
          Principal Underwriter, who are solely dedicated to directly supporting the sale of mutual funds.

     Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this net asset value privilege, additional investments can be made at net asset value for the life of the account.

DEALER COMMISSIONS AND COMPENSATION -- Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to sales charges. These purchases consist of purchases of $1 million or more, purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments
(other than IRA rollover assets that roll over at no sales charge under the fund's IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts to $4 million, 0.50% on amounts over $4 million to $10 million and 0.25% on amounts over $10 million. Commissions are based on cumulative investments and are not annually reset.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

                      SALES CHARGE REDUCTIONS AND WAIVERS

REDUCING YOUR CLASS A SALES CHARGE -- As described in the prospectus, there are various ways to reduce your sales charge when purchasing Class A shares.
Additional information about Class A sales charge reductions is provided below.

          STATEMENT OF INTENTION -- By establishing a statement of intention (the
     "Statement"), you enter into a nonbinding commitment to purchase shares of
     American Funds non-money market funds over a 13-month period and receive the same sales charge (expressed as a percentage of your purchases) as if all shares had been purchased at once.

     The market value of your existing holdings eligible to be aggregated (see below) as of the day immediately before the start of the Statement period may be credited toward satisfying the Statement.

     The Statement may be revised upward at any time during the Statement period, and such a revision will be treated as a new Statement, except that the Statement period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised Statement.

                       Capital World Bond Fund -- Page 46

     The Statement will be considered completed if the shareholder dies within the Statement period. Commissions to dealers will not be adjusted or paid on the difference between the Statement amount and the amount actually invested before the shareholder's death.

     When a shareholder elects to use a Statement, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified Statement period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. The dealer assigned to an account at the time of each purchase made during the Statement period will receive an appropriate commission adjustment. If the difference is not paid by the close of the Statement period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the Statement period will be handled as follows: the total monthly investment will be multiplied by 13 and then multiplied by 1.5. The market value of existing
     American Funds investments (other than shares representing direct purchases of money market funds) as of the day immediately before the start of the
     Statement period, and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the Statement period, are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments made during the
     Statement period.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms and those in the prospectus with their first purchase.

     AGGREGATION -- Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the prospectus, if all parties are purchasing shares for their own accounts and/or:

     .    individual-type employee benefit plan(s), such as an IRA, individual
          403(b) plan (see exception in "Purchases by certain 403(b) plans"
          under "Sales charges") or single-participant Keogh-type plan;

     .    business accounts solely controlled by you or your immediate family
          (for example, you own the entire business);

     .    trust accounts established by you or your immediate family (For trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct American Funds Service Company to establish separate trust accounts for each

                       Capital World Bond Fund -- Page 47

          primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

     .    endowments or foundations established and controlled by you or your immediate family; or

     .    CollegeAmerica accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     .    for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

     .
          made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, excluding the individual-type employee benefit plans described above;

     .    for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares;

     .    for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

     .    for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes of a single employer or affiliated employers as defined in the 1940 Act.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES -- As described in the prospectus, you may reduce your
     Class A sales charge by combining purchases of all classes of shares in the
     American Funds, as well as individual holdings in Endowments, American
     Legacy variable annuity contracts and variable life insurance policies.
     Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge also qualify. However, direct purchases of American Funds money market funds are excluded.

     RIGHTS OF ACCUMULATION -- Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in all share classes of the American Funds, as well as your holdings in
     Endowments, to determine your sales charge on investments in accounts eligible to be aggregated. Subject to your investment dealer's or recordkeeper's capabilities, your accumulated holdings will be calculated as the higher of (a) the current value of your existing holdings (the
     "market value") or (b) the amount you

                       Capital World Bond Fund -- Page 48

     invested (including reinvested dividends and capital gains, but excluding capital appreciation) less any withdrawals (the "cost value"). Depending on the entity on whose books your account is held, the value of your holdings in that account may not be eligible for calculation at cost value. For example, the value of accounts held in nominee or street name are not eligible for calculation at cost value and instead will be calculated at market value for purposes of rights of accumulation.

     The value of all of your holdings in accounts established in calendar year
     2005 or earlier will be assigned an initial cost value equal to the market value of those holdings as of the last business day of 2005. Thereafter, the cost value of such accounts will increase or decrease according to actual investments or withdrawals. You must contact your financial adviser or American Funds Service Company if you have additional information that is relevant to the calculation of the value of your holdings.

     When determining your American Funds Class A sales charge, if you are not an employer-sponsored retirement plan, you may also take into account the market value (as of the end of the week prior to your American Funds investment) of your individual holdings in various American Legacy variable annuity contracts and variable life insurance policies. An employer-sponsored retirement plan may also take into account the market value of its investments in American Legacy Retirement Investment Plans.
     Direct purchases of American Funds money market funds are excluded. If you make a gift of American Funds Class A shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your American Funds and American Legacy accounts.

CDSC WAIVERS FOR CLASS A, B AND C SHARES -- As noted in the prospectus, a contingent deferred sales charge ("CDSC") may be waived for redemptions due to death or postpurchase disability of a shareholder (this generally excludes accounts registered in the names of trusts and other entities). In the case of joint tenant accounts, if one joint tenant dies, a surviving joint tenant, at the time he or she notifies the Transfer Agent of the other joint tenant's death and removes the decedent's name from the account, may redeem shares from the account without incurring a CDSC. Redemptions made after the Transfer Agent is notified of the death of a joint tenant will be subject to a CDSC.

In addition, a CDSC may be waived for the following types of transactions, if together they do not exceed 12% of the value of an "account" (defined below)
annually (the "12% limit"):

     .    Required minimum distributions taken from retirement accounts upon the shareholder's attainment of age 70-1/2 (required minimum distributions that continue to be taken by the beneficiary(ies) after the account owner is deceased also qualify for a waiver).

     .    Redemptions through a systematic withdrawal plan (SWP) (see "Automatic withdrawals" under "Shareholder account services and privileges"
          below). For each SWP payment, assets that are not subject to a CDSC, such as appreciation on shares and shares acquired through reinvestment of dividends and/or capital gain distributions, will be redeemed first and will count toward the 12% limit. If there is an insufficient amount of assets not subject to a CDSC to cover a particular SWP payment, shares subject to the lowest CDSC will be redeemed next until the 12% limit is reached. Any dividends and/or capital gain distributions

                       Capital World Bond Fund -- Page 49

          taken in cash by a shareholder who receives payments through a SWP will also count toward the 12% limit. In the case of a SWP, the 12%
          limit is calculated at the time a systematic redemption is first made, and is recalculated at the time each additional systematic redemption is made. Shareholders who establish a SWP should be aware that the amount of a payment not subject to a CDSC may vary over time depending on fluctuations in the value of their accounts. This privilege may be revised or terminated at any time.

     For purposes of this paragraph, "account" means:

     .in the case of Class A shares, your investment in Class A shares of all American Funds (investments representing direct purchases of
          American Funds money market funds are excluded);

     .in the case of Class B shares, your investment in Class B shares of the particular fund from which you are making the redemption; and

     .in the case of Class C shares, your investment in Class C shares of the particular fund from which you are making the redemption.

CDSC waivers are allowed only in the cases listed here and in the prospectus.
For example, CDSC waivers will not be allowed on redemptions of Class 529-B and
529-C shares due to termination of CollegeAmerica; a determination by the
Internal Revenue Service that CollegeAmerica does not qualify as a qualified tuition program under the Code; proposal or enactment of law that eliminates or limits the tax-favored status of CollegeAmerica; or the Virginia College Savings
Plan eliminating the fund as an option for additional investment within
CollegeAmerica.

                                 SELLING SHARES

The methods for selling (redeeming) shares are described more fully in the prospectus. If you wish to sell your shares by contacting American Funds Service
Company directly, any such request must be signed by the registered shareholders.

A signature guarantee may be required for certain redemptions. In such an event, your signature may be guaranteed by a domestic stock exchange or the National
Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution. The Transfer Agent reserves the right to require a signature guarantee on any redemptions.

Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts. You must include with your written request any shares you wish to sell that are in certificate form.

If you sell Class A, B or C shares and request a specific dollar amount to be sold, we will sell sufficient shares so that the sale proceeds, after deducting any applicable CDSC, equals the dollar amount requested.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day

                       Capital World Bond Fund -- Page 50

following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.

You may request that redemption proceeds of $1,000 or more from money market funds be wired to your bank by writing American Funds Service Company. A signature guarantee is required on all requests to wire funds.

                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

The following services and privileges are generally available to all shareholders. However, certain services and privileges may not be available for
Class 529 shareholders or if your account is held with an investment dealer or through an employer-sponsored retirement plan.

AUTOMATIC INVESTMENT PLAN -- An automatic investment plan enables you to make monthly or quarterly investments in the American Funds through automatic debits from your bank account. To set up a plan, you must fill out an account application and specify the amount that you would like to invest ($50 minimum)
and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If the date you specified falls on a weekend or holiday, your money will be invested on the following business day. However, if the following business day falls in the next month, your money will be invested on the business day immediately preceding the weekend or holiday. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by contacting the Transfer
Agent.

AUTOMATIC REINVESTMENT -- Dividends and capital gain distributions are reinvested in additional shares of the same class and fund at net asset value unless you indicate otherwise on the account application. You also may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer. Dividends and capital gain distributions paid to retirement plan shareholders or shareholders of the 529 share classes will be automatically reinvested.

If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds
Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.

CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS -- For all share classes, except the 529 classes of shares, you may cross-reinvest dividends and capital gains (distributions) into other American Funds in the same share class at net asset value, subject to the following conditions:

(1)  the aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement);

                       Capital World Bond Fund -- Page 51

(2)  if the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested; and

(3)  if you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

AUTOMATIC EXCHANGES -- For all share classes, you may automatically exchange shares of the same class in amounts of $50 or more among any of the American
Funds on any day (or preceding business day if the day falls on a nonbusiness day) of each month you designate.

AUTOMATIC WITHDRAWALS -- For all share classes, except the R and 529 classes of shares, you may automatically withdraw shares from any of the American Funds.
You can make automatic withdrawals of $50 or more as often as you wish if your account is worth at least $10,000, or up to four times a year for an account worth at least $5,000. You can designate the day of each period for withdrawals and request that checks be sent to you or someone else. Withdrawals may also be electronically deposited to your bank account. The Transfer Agent will withdraw your money from the fund you specify on or around the date you specify. If the date you specified falls on a weekend or holiday, the redemption will take place on the previous business day. However, if the previous business day falls in the preceding month, the redemption will take place on the following business day after the weekend or holiday.

Withdrawal payments are not to be considered as dividends, yield or income.
Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

ACCOUNT STATEMENTS -- Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments, will be reflected on regular confirmation statements from the
Transfer Agent. Dividend and capital gain reinvestments, purchases through automatic investment plans and certain retirement plans, as well as automatic exchanges and withdrawals will be confirmed at least quarterly.

AMERICAN FUNDSLINE AND AMERICANFUNDS.COM -- You may check your share balance, the price of your shares or your most recent account transaction; redeem shares
(up to $75,000 per American Funds shareholder each day) from nonretirement plan accounts; or exchange shares around the clock with American FundsLine or using
americanfunds.com. To use American FundsLine, call 800/325-3590 from a
TouchTone(TM) telephone. Redemptions and exchanges through American FundsLine and americanfunds.com are subject to the conditions noted above and in
"Telephone and Internet purchases, redemptions and exchanges" below. You will need your fund number (see the list of the American Funds under "General information -- fund numbers"), personal identification number (generally the last four digits of your Social Security number or other tax identification number associated with your account) and account number.

Generally, all shareholders are automatically eligible to use these services.
However, if you are not currently authorized to do so, you may complete an
American FundsLink Authorization Form.

                       Capital World Bond Fund -- Page 52

Once you establish this privilege, you, your financial adviser or any person with your account information may use these services.

TELEPHONE AND INTERNET PURCHASES, REDEMPTIONS AND EXCHANGES -- By using the telephone (including American FundsLine) or the Internet (including
americanfunds.com), or fax purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) that may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these services. However, you may elect to opt out of these services by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, it and/or the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions or a natural disaster, redemption and exchange requests may be made in writing only.

CHECKWRITING -- You may establish check writing privileges for Class A shares
(but not Class 529-A shares) of American Funds money market funds. This can be done by using an account application. If you request check writing privileges, you will be provided with checks that you may use to draw against your account.
These checks may be made payable to anyone you designate and must be signed by the authorized number of registered shareholders exactly as indicated on your account application.

REDEMPTION OF SHARES -- The fund's Articles of Incorporation permit the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder of record owns shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.

While payment of redemptions normally will be in cash, the fund's Articles of
Incorporation permit payment of the redemption price wholly or partly in securities or other property included in the assets belonging to the fund when in the opinion of the fund's Board of Directors, which shall be conclusive, conditions exist which make payment wholly in cash unwise or undesirable.

SHARE CERTIFICATES -- Shares are credited to your account and certificates are not issued unless you request them by contacting the Transfer Agent.
Certificates are not available for the 529 or R share classes.

                              GENERAL INFORMATION

CUSTODIAN OF ASSETS -- Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, as
Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to subcustodial arrangements in non-U.S. banks or non-U.S.
branches of U.S. banks.

                       Capital World Bond Fund -- Page 53

TRANSFER AGENT -- American Funds Service Company, a wholly owned subsidiary of the investment adviser, maintains the records of shareholder accounts, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. The principal office of American Funds Service Company is located at 135 South State College Boulevard, Brea, CA 92821-5823. American
Funds Service Company was paid a fee of $1,901,000 for Class A shares and
$134,000 for Class B shares for the 2005 fiscal year.

In the case of certain shareholder accounts, third parties who may be unaffiliated with the investment adviser provide transfer agency and shareholder services in place of American Funds Service Company. These services are rendered under agreements with American Funds Service Company or its affiliates and the third parties receive compensation according to such agreements. Compensation for transfer agency and shareholder services, whether paid to American Funds
Service Company or such third parties, is ultimately paid from fund assets and is reflected in the expenses of the fund as disclosed in the prospectus.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM -- Deloitte & Touche LLP, 695 Town
Center Drive, Costa Mesa, California 92626, serves as the fund's independent registered public accounting firm, providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and
Exchange Commission. The financial statements included in this statement of additional information from the annual report have been so included in reliance on the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.
The selection of the fund's independent registered public accounting firm is reviewed and determined annually by the Board of Directors.

INDEPENDENT LEGAL COUNSEL -- Paul, Hastings, Janofsky & Walker LLP, 515 South
Flower Street, Los Angeles, CA 90071, serves as counsel for the fund and for
Non-Interested Directors in their capacities as such. Certain legal matters in connection with certain of the capital shares offered by the prospectus have been passed upon for the fund by Paul, Hastings, Janofsky & Walker LLP. Counsel does not provide legal services to the fund's investment adviser or any of its affiliated companies. A determination with respect to the independence of the fund's "independent legal counsel" will be made at least annually by the
Non-Interested Directors of the fund, as prescribed by the 1940 Act and related rules.

PROSPECTUSES, REPORTS TO SHAREHOLDERS AND PROXY STATEMENTS -- The fund's fiscal year ends on September 30. Shareholders are provided updated prospectuses annually and at least semiannually with reports showing the summary investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent registered public accounting firm, Deloitte & Touche LLP. In addition, shareholders may also receive proxy statements for the fund. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of prospectuses, shareholder reports and proxy statements. To receive additional copies of a prospectus, report or proxy statement, shareholders should contact the Transfer Agent.

CODES OF ETHICS -- The fund and Capital Research and Management Company and its affiliated companies, including the fund's Principal Underwriter, have adopted codes of ethics that allow for personal investments, including securities in which the fund may invest from time to time. These codes include a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; preclearance and reporting requirements; review

                       Capital World Bond Fund -- Page 54

of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel;
limitations on service as a director of publicly traded companies; and
disclosure of personal securities transactions.

LEGAL PROCEEDINGS -- On February 16, 2005, the NASD filed an administrative complaint against the Principal Underwriter. The complaint alleges violations of certain NASD rules by the Principal Underwriter with respect to the selection of broker-dealer firms that buy and sell securities for mutual fund investment portfolios. The complaint seeks sanctions, restitution and disgorgement.

On March 24, 2005, the investment adviser and Principal Underwriter filed a complaint against the Attorney General of the State of California in Los Angeles
County Superior Court. The complaint alleged that the Attorney General threatened to take enforcement actions against the investment adviser and
Principal Underwriter that are without merit and preempted by federal law. On the same day, following the filing of the investment adviser's and Principal
Underwriter's complaint, the Attorney General of the State of California filed a complaint against the Principal Underwriter and investment adviser. Filed in Los
Angeles County Superior Court, the Attorney General's complaint alleged violations of certain sections of the California Corporations Code with respect to so-called "revenue sharing" disclosures in mutual fund prospectuses and statements of additional information. On November 22, 2005, the Los Angeles
Superior Court dismissed the Attorney General's complaint. The Attorney General is appealing the Superior Court's decision to California's Court of Appeal for the Second Appellate District.

The investment adviser and Principal Underwriter believe that the likelihood that these matters could have a material adverse effect on the fund or on the ability of the investment adviser or Principal Underwriter to perform their contracts with the fund is remote. The SEC is conducting a related investigation as of the date of this statement of additional information. The investment adviser and Principal Underwriter are cooperating fully. In addition, a class action lawsuit has been filed in the U.S. District Court, Central District of
California, relating to these matters. Although most of the claims in the suit were dismissed with prejudice, an amended complaint relating to management fees has been filed. The investment adviser believes that this suit is without merit and will defend itself vigorously. Further updates on these issues will be available on the American Funds website (americanfunds.com) under "American
Funds regulatory matters."

OTHER INFORMATION -- The financial statements including the investment portfolio and the report of the fund's independent registered public accounting firm contained in the annual report are included in this statement of additional information. The following information is not included in the annual report:

DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND MAXIMUM OFFERING PRICE
PER SHARE FOR CLASS A SHARES -- SEPTEMBER 30, 2005

Net asset value and redemption price per share
  (Net assets divided by shares outstanding). .                     $19.34
Maximum offering price per share
  (100/96.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge). . . . . . . . . . . . . . . .                      $20.09

                       Capital World Bond Fund -- Page 55

FUND NUMBERS -- Here are the fund numbers for use with our automated telephone line, American FundsLine/(R)/, or when making share transactions:

                                                                            FUND NUMBERS
                                                                 ------------------------------------
FUND                                                             CLASS A  CLASS B  CLASS C   CLASS F
-----------------------------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .     002      202      302       402
American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . .     011      211      311       411
American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . .     003      203      303       403
Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . .     012      212      312       412
Capital World Growth and Income Fund/SM/ . . . . . . . . . . .     033      233      333       433
EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . .     016      216      316       416
Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . .     010      210      310       410
The Growth Fund of America/(R)/  . . . . . . . . . . . . . . .     005      205      305       405
The Income Fund of America/(R)/  . . . . . . . . . . . . . . .     006      206      306       406
The Investment Company of America/(R)/ . . . . . . . . . . . .     004      204      304       404
The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . .     014      214      314       414
New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . .     007      207      307       407
New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . .     036      236      336       436
SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . .     035      235      335       435
Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . .     001      201      301       401
BOND FUNDS
American High-Income Municipal Bond Fund/(R)/  . . . . . . . .     040      240      340       440
American High-Income Trust/SM/ . . . . . . . . . . . . . . . .     021      221      321       421
The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . .     008      208      308       408
Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . .     031      231      331       431
Intermediate Bond Fund of America/SM/  . . . . . . . . . . . .     023      223      323       423
Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . .     043      243      343       443
The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . .     019      219      319       419
The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . .     020      220      320       420
The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . .     024      224      324       424
The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . .     025      225      325       425
U.S. Government Securities Fund/SM/  . . . . . . . . . . . . .     022      222      322       422
MONEY MARKET FUNDS
The Cash Management Trust of America/(R)/  . . . . . . . . . .     009      209      309       409
The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . .     039      N/A      N/A       N/A
The U.S. Treasury Money Fund of America/SM/  . . . . . . . . .     049      N/A      N/A       N/A
___________
*Qualified for sale only in certain jurisdictions.

                       Capital World Bond Fund -- Page 56

                                                 FUND NUMBERS
                                  ---------------------------------------------
                                   CLASS    CLASS    CLASS    CLASS     CLASS
FUND                               529-A    529-B    529-C    529-E     529-F
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund  . . . . . . . . . .    1002     1202     1302     1502      1402
American Balanced Fund  . . . .    1011     1211     1311     1511      1411
American Mutual Fund  . . . . .    1003     1203     1303     1503      1403
Capital Income Builder  . . . .    1012     1212     1312     1512      1412
Capital World Growth and Income
Fund  . . . . . . . . . . . . .    1033     1233     1333     1533      1433
EuroPacific Growth Fund . . . .    1016     1216     1316     1516      1416
Fundamental Investors . . . . .    1010     1210     1310     1510      1410
The Growth Fund of America  . .    1005     1205     1305     1505      1405
The Income Fund of America  . .    1006     1206     1306     1506      1406
The Investment Company of
America . . . . . . . . . . . .    1004     1204     1304     1504      1404
The New Economy Fund  . . . . .    1014     1214     1314     1514      1414
New Perspective Fund  . . . . .    1007     1207     1307     1507      1407
New World Fund  . . . . . . . .    1036     1236     1336     1536      1436
SMALLCAP World Fund . . . . . .    1035     1235     1335     1535      1435
Washington Mutual Investors Fund
  . . . . . . . . . . . . . . .    1001     1201     1301     1501      1401
BOND FUNDS
American High-Income Trust  . .    1021     1221     1321     1521      1421
The Bond Fund of America  . . .    1008     1208     1308     1508      1408
Capital World Bond Fund . . . .    1031     1231     1331     1531      1431
Intermediate Bond Fund of
America . . . . . . . . . . . .    1023     1223     1323     1523      1423
U.S. Government Securities Fund    1022     1222     1322     1522      1422
MONEY MARKET FUND
The Cash Management Trust of
America . . . . . . . . . . . .    1009     1209     1309     1509      1409

                       Capital World Bond Fund -- Page 57

                                                    FUND NUMBERS
                                       ----------------------------------------
                                       CLASS   CLASS   CLASS   CLASS    CLASS
FUND                                    R-1     R-2     R-3     R-4      R-5
-------------------------------------------------------------------------------

STOCK AND STOCK/BOND FUNDS
AMCAP Fund . . . . . . . . . . . . .    2102    2202    2302    2402     2502
American Balanced Fund . . . . . . .    2111    2211    2311    2411     2511
American Mutual Fund . . . . . . . .    2103    2203    2303    2403     2503
Capital Income Builder . . . . . . .    2112    2212    2312    2412     2512
Capital World Growth and Income Fund    2133    2233    2333    2433     2533
EuroPacific Growth Fund  . . . . . .    2116    2216    2316    2416     2516
Fundamental Investors  . . . . . . .    2110    2210    2310    2410     2510
The Growth Fund of America . . . . .    2105    2205    2305    2405     2505
The Income Fund of America . . . . .    2106    2206    2306    2406     2506
The Investment Company of America  .    2104    2204    2304    2404     2504
The New Economy Fund . . . . . . . .    2114    2214    2314    2414     2514
New Perspective Fund . . . . . . . .    2107    2207    2307    2407     2507
New World Fund . . . . . . . . . . .    2136    2236    2336    2436     2536
SMALLCAP World Fund  . . . . . . . .    2135    2235    2335    2435     2535
Washington Mutual Investors Fund . .    2101    2201    2301    2401     2501
BOND FUNDS
American High-Income Municipal Bond
Fund . . . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2540
American High-Income Trust . . . . .    2121    2221    2321    2421     2521
The Bond Fund of America . . . . . .    2108    2208    2308    2408     2508
Capital World Bond Fund  . . . . . .    2131    2231    2331    2431     2531
Intermediate Bond Fund of America  .    2123    2223    2323    2423     2523
Limited Term Tax-Exempt Bond Fund of
America. . . . . . . . . . . . . . .     N/A     N/A     N/A     N/A     2543
The Tax-Exempt Bond Fund of America      N/A     N/A     N/A     N/A     2519
The Tax-Exempt Fund of California* .     N/A     N/A     N/A     N/A     2520
The Tax-Exempt Fund of Maryland* . .     N/A     N/A     N/A     N/A     2524
The Tax-Exempt Fund of Virginia* . .     N/A     N/A     N/A     N/A     2525
U.S. Government Securities Fund  . .    2122    2222    2322    2422     2522
MONEY MARKET FUNDS
The Cash Management Trust of America    2109    2209    2309    2409     2509
The Tax-Exempt Money Fund of America     N/A     N/A     N/A     N/A     2539
The U.S. Treasury Money Fund of
America  . . . . . . . . . . . . . .    2149    2249    2349    2449     2549
___________
*Qualified for sale only in certain
jurisdictions.

                       Capital World Bond Fund -- Page 58

                                    APPENDIX

The following descriptions of debt security ratings are based on information provided by Moody's Investors Service and Standard & Poor's Corporation.

                          DESCRIPTION OF BOND RATINGS

MOODY'S
LONG-TERM RATING DEFINITIONS

Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa
Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B
Obligations rated B are considered speculative and are subject to high credit risk.

Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C
Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

NOTE: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

                       Capital World Bond Fund -- Page 59

STANDARD & POOR'S
LONG-TERM ISSUE CREDIT RATINGS

AAA
An obligation rated AAA has the highest rating assigned by Standard & Poor's.
The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA
An obligation rated AA differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C
Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB
An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated B is more vulnerable to nonpayment than obligations rated
BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated CCC is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC
An obligation rated CC is currently highly vulnerable to nonpayment.

                       Capital World Bond Fund -- Page 60

C
The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D
An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-)

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                       Capital World Bond Fund -- Page 61
[logo- American Funds (r)]

Capital World Bond Fund(R)
Investment portfolio
September 30, 2005

                                                                                                   Principal amount     Market value
Bonds & notes -- 94.11%                                                                                       (000)            (000)

EUROS -- 30.61%
German Government 6.50% 2005                                                                          (euro)  8,750        US$10,530
German Government 4.50% 2006                                                                                  4,030            4,938
German Government 6.00% 2006                                                                                  2,250            2,742
German Government 6.00% 2007                                                                                  2,085            2,661
German Government 5.25% 2008                                                                                  9,750           12,433
German Government 4.50% 2009                                                                                    180              231
German Government 5.375% 2010                                                                                12,150           16,190
German Government 5.25% 2011                                                                                 63,180           85,148
German Government 5.00% 2012                                                                                 22,800           30,903
German Government 4.50% 2013                                                                                 47,500           62,867
German Government 4.25% 2014                                                                                  1,380            1,805
German Government 6.25% 2024                                                                                 28,800           47,523
German Government 5.625% 2028                                                                                 3,235            5,121
German Government 6.25% 2030                                                                                 17,965           30,908
German Government 5.50% 2031                                                                                 10,000           15,823
France (Republic of) Treasury Note 5.00% 2006                                                                 5,205            6,303
French Government O.A.T. 4.00% 2009                                                                          50,650           63,848
French Government O.A.T. 3.329% 2009(1)                                                                       1,077            1,418
French Government O.A.T. 5.00% 2011                                                                          24,355           32,815
French Government O.A.T. 3.215% 2012(1)                                                                       3,344            4,636
French Government O.A.T. Strip Principal 0% 2019                                                             10,750            8,018
French Government O.A.T. 5.50% 2029                                                                             250              392
French Government O.A.T. 4.75% 2035                                                                          13,845           20,104
French Government O.A.T. 4.00% 2055                                                                           1,360            1,773
General Motors Acceptance Corp. 6.00% 2008                                                                    1,960            2,320
General Motors Acceptance Corp. 5.375% 2011                                                                  11,060           11,719
General Motors Corp. 7.25% 2013                                                                              18,965           18,945
Netherlands Government 5.75% 2007                                                                               215              270
Netherlands Government 5.25% 2008                                                                             9,325           12,038
Netherlands Government 5.50% 2010                                                                             3,000            4,053
Netherlands Government 5.00% 2012                                                                             6,765            9,165
Netherlands Government 7.50% 2023                                                                             1,500            2,743
Netherlands Government 5.50% 2028                                                                             2,560            3,990
Spanish Government 4.80% 2006                                                                                 6,710            8,286
Spanish Government 3.25% 2010                                                                                 3,100            3,819
Spanish Government 6.15% 2013                                                                                11,500           16,695
Belgium (Kingdom of) 4.25% 2014                                                                              14,520           18,986
Allied Irish Banks, PLC 4.781% (undated)(2)                                                                  13,560           16,601
Banque Centrale de Tunisie 4.75% 2011                                                                         4,750            6,131
Banque Centrale de Tunisie 4.75% 2011                                                                         4,500            5,808
Banque Centrale de Tunisie 6.25% 2013                                                                         1,350            1,903


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

EUROS (continued)
Telekom Austria AG 3.375% 2010                                                                          (euro)8,800        US$10,737
Telekom Finanzmanagement GmbH 4.25% 2017                                                                      1,930            2,411
Gaz Capital SA 5.875% 2015                                                                                    6,250            8,379
Gaz Capital SA 5.875% 2015                                                                                    3,000            4,022
Commerzbank AG 6.125% 2011                                                                                    8,000           11,048
Deutsche Bank AG 5.125% 2013                                                                                  1,700            2,285
Deutsche Bank Capital Funding Trust IV, noncumulative trust preferred, Class B, 5.33% (undated)(2)            6,550            8,723
Metro Finance BV 4.625% 2011                                                                                  8,230           10,554
BNP Paribas 5.25% 2014(2)                                                                                       250              324
BNP Paribas, noncumulative preferred 5.868% (undated)(2)                                                      6,750            9,326
Hellenic Republic 8.80% 2007                                                                                  5,047            6,713
Hellenic Republic 8.60% 2008                                                                                  1,994            2,743
Ireland (Republic of) 5.00% 2013                                                                              6,830            9,335
Holcim Finance (Luxembourg) SA 4.375% 2014                                                                    7,190            9,114
Resona Bank, Ltd. 3.75% 2015(2)                                                                               2,490            3,024
Resona Bank, Ltd. 4.125% (undated)                                                                            4,935            5,891
Barclays Bank PLC 4.875% (undated)(2)                                                                         3,000            3,742
Barclays Bank PLC 7.50% (undated)(2)                                                                          3,300            4,799
PLD International Finance LLC 4.375% 2011                                                                     5,650            7,120
Bayerische Vereinsbank 5.50% 2008(3)                                                                            750              961
Bayerische Hypo- und Vereinsbank AG 6.625% 2010                                                               2,000            2,794
Bayerische Hypo- und Vereinsbank AG 6.00% 2014                                                                2,000            2,828
HVB Funding Trust VIII 7.055% (undated)(2)                                                                      360              514
WT Finance (Aust) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 3.625% 2012                     5,600            6,789
Deutsche Genossenschafts-Hypothekenbank AG 5.25% 2009(3)                                                      5,157            6,778
Edison SpA 7.375% 2007(2)                                                                                     2,500            3,250
Edison SpA 5.125% 2010                                                                                        2,400            3,158
Telecom Italia SpA 5.625% 2007                                                                                2,280            2,851
Sogerim SA 7.25% 2011                                                                                           750            1,075
Telecom Italia SpA 6.25% 2012                                                                                 1,760            2,456
Abbey National PLC, Series 5, 7.125% (undated)(2)                                                             4,000            5,681
Cadbury Schweppes Investments PLC, Series 41, 4.25% 2009                                                      4,150            5,213
Royal Bank of Scotland PLC 4.875% 2009                                                                          750              964
Royal Bank of Scotland PLC 6.00% 2013                                                                           960            1,366
Royal Bank of Scotland PLC 5.125% (undated)                                                                   2,000            2,676
Essent NV 4.50% 2013                                                                                          3,835            4,949
Societe Generale 5.625% 2012                                                                                    440              605
SG Capital Trust III 5.419% noncumulative trust preferred (undated)(2)                                        2,000            2,699
SG Capital Trust I 7.875% noncumulative trust preferred (undated)(2)                                          1,000            1,431
Tesco PLC 4.75% 2010                                                                                          3,575            4,629
France Telecom 7.00% 2008(2)                                                                                  2,530            3,331
France Telecom 7.00% 2009                                                                                       900            1,253
DaimlerChrysler North America Holding Corp. 7.00% 2011                                                        2,825            3,993
mmO2 6.375% 2007                                                                                              3,150            3,973
Rheinische Hypothekenbank Eurobond 4.25% 2008(3)                                                              3,000            3,780
ING Bank NV 5.50% 2012                                                                                        2,000            2,726
Ing Verzekeringen NV 6.25% 2021(2)                                                                              750            1,040
Ford Motor Credit Co. 5.50% 2006                                                                              1,250            1,521
Ford Motor Credit Co. 6.75% 2008                                                                              1,800            2,228
E.ON International Finance BV 5.75% 2009                                                                      2,688            3,559
Vivendi Environnement 5.875% 2008                                                                             1,500            1,952
Veolia Environnement 4.875% 2013                                                                              1,175            1,558
Kingfisher PLC 4.50% 2010                                                                                     2,600            3,281
Bulgaria (Republic of) 7.50% 2013                                                                             1,638            2,505
Bulgaria (Republic of) 7.50% 2013                                                                               250              382
MBNA Europe Funding PLC 6.50% 2007                                                                            2,000            2,542
Anglian Water Services Financing PLC 4.625% 2013                                                              1,750            2,284


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

EUROS (continued)
Aries Vermogensverwaltungs GmbH, Series B, 7.75% 2009                                                   (euro)1,500     US$    2,122
Fortum Oyj 4.625% 2010                                                                                        1,590            2,056
Mizuho Financial Group (Cayman) Ltd. 4.75% 2014(2)                                                            1,500            1,903
Sumitomo Mitsui Banking Corp. 4.375% 2014(2)                                                                  1,485            1,867
Dexia Municipal Agency 3.50% 2009(3)                                                                          1,428            1,770
NGG Finance PLC 6.125% 2011                                                                                   1,183            1,646
International Paper Co. 5.375% 2006                                                                           1,135            1,397
Stora Enso Oyj 5.125% 2014                                                                                    1,000            1,318
Household Finance Corp. 5.125% 2009                                                                           1,000            1,300
International Endesa BV 5.375% 2013                                                                             800            1,093
Telenet Communications NV 9.00% 2013                                                                            750            1,019
Deutsche Telekom International Finance BV 7.50% 2007(2)                                                         750              973
AEGON NV 4.625% 2008                                                                                            750              945
Diageo PLC 3.875% 2009                                                                                          750              931
Bank of America Corp. 3.625% 2008                                                                               750              924
JSG Holdings PLC 11.50% 2015(4)                                                                                 835              893
Munich Re Finance BV 6.75% 2023(2)                                                                              550              785
Finland (Republic of) 5.75% 2011                                                                                500              690
Iesy Repository GmbH 10.125% 2015                                                                               500              643
Governor and Company of the Bank of Ireland 6.45% 2010                                                          415              571
UniCredito Italiano SpA 5.00% 2011(2)                                                                           455              562
RWE Finance BV 6.125% 2012                                                                                      250              356
Lighthouse International Co. SA 8.00% 2014                                                                      250              319
Italian Government BTPS 0.95% 2010(1)                                                                           190              236
                                                                                                                             864,786

JAPANESE YEN -- 7.35%
Japanese Government 0.10% 2005                                                                         (Y)2,128,800           18,744
Japanese Government 0.40% 2006                                                                               50,000              441
Japanese Government 0.50% 2007                                                                              300,000            2,656
Japanese Government 0.90% 2008                                                                            8,143,500           72,734
Japanese Government 1.80% 2010                                                                            2,767,500           25,566
Japanese Government 0.50% 2013                                                                            6,224,250           51,921
Japanese Government 1.50% 2014                                                                            2,412,800           21,494
Fannie Mae 2.125% 2007                                                                                      570,000            5,206
Ontario (Province of) 1.875% 2010                                                                           382,000            3,544
Spain (Kingdom of) 3.10% 2006                                                                               370,000            3,353
SHL 1999-1 Corp. Ltd., Class A-2, 0.758% 2024(2,3)                                                           43,883              387
SHL 1999-1 Corp. Ltd., Class A-3, 2.09% 2024(3)                                                              84,391              752
KfW International Finance Inc. 1.75% 2010                                                                   100,000              923
                                                                                                                             207,721

BRITISH POUNDS -- 6.52%
United Kingdom 7.50% 2006                                                                            (pound)  1,750            3,201
United Kingdom 4.50% 2007                                                                                     1,575            2,790
United Kingdom 7.25% 2007                                                                                     2,875            5,390
United Kingdom 5.00% 2008                                                                                     3,650            6,557
United Kingdom 5.75% 2009                                                                                       250              467
United Kingdom 4.75% 2010                                                                                     5,150            9,290
United Kingdom 5.00% 2012                                                                                    13,500           24,821
United Kingdom 5.00% 2014                                                                                    17,255           32,038
United Kingdom 4.75% 2015                                                                                    10,450           19,126
United Kingdom 8.00% 2015                                                                                     6,460           14,884
United Kingdom 5.837% 2016(1)                                                                                 1,693            3,257
United Kingdom 6.00% 2028                                                                                     2,000            4,427
United Kingdom 4.25% 2032                                                                                     3,705            6,541
United Kingdom 4.25% 2036                                                                                       595            1,050


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

BRITISH POUNDS (continued)
Abbey National PLC 7.50% (undated)(2)                                                                  (pound)6,060      US$  12,637
Abbey National PLC 7.50% (undated)(2)                                                                           450              885
J Sainsbury PLC 6.125% 2017                                                                                   5,330            9,570
SLM Private Credit Student Loan Trust, Series 2003-10, Class A-4, 5.15% 2039(3,5)                             2,400            4,360
France Telecom 7.75% 2011(2)                                                                                  1,750            3,476
Halifax Building Society 8.75% 2006                                                                             500              908
Halifax Building Society 11.00% 2014                                                                            650            1,619
WT Finance (Aust) Pty Ltd., Westfield Europe Finance PLC, and WEA Finance LLC 5.50% 2017                      1,385            2,487
Telecom Italia SpA 6.375% 2019                                                                                1,250            2,392
General Electric Capital Corp., Series A, 7.25% 2007                                                            350              648
General Electric Capital Corp. 5.625% 2031                                                                      750            1,471
Cadbury Schweppes Finance PLC 4.875% 2010                                                                     1,000            1,761
Commerzbank 6.625% 2019                                                                                         800            1,604
UPM-Kymmene Corp. 6.625% 2017                                                                                   750            1,447
Wal-Mart Stores, Inc. 5.25% 2035                                                                                750            1,402
Tyco International Group SA 6.50% 2031                                                                          600            1,192
Lloyds TSB Bank PLC 6.625% 2015                                                                                 350              700
Llyods TSB Bank PLC 5.125% (undated)(2)                                                                         145              256
British Telecommunications PLC 5.75% 2028                                                                       500              897
Kingfisher PLC 5.625% 2014                                                                                      450              801
                                                                                                                             184,352

AUSTRALIAN DOLLARS -- 2.50%
Queensland Treasury Corp. 6.00% 2015                                                                       A$44,690           35,347
New South Wales Treasury Corp. 6.00% 2012                                                                    23,000           17,907
New South Wales Treasury Corp. 5.50% 2014                                                                    20,750           15,739
Australian Government 5.75% 2011                                                                              2,000            1,557
                                                                                                                              70,550

SWEDISH KRONOR -- 2.01%
Swedish Government 8.00% 2007                                                                           SKr  12,000            1,710
Swedish Government 5.00% 2009                                                                                62,590            8,707
Swedish Government 5.25% 2011                                                                               158,250           22,924
Swedish Government 6.75% 2014                                                                                88,000           14,553
AB Spintab 6.00% 2009                                                                                        62,800            8,994
                                                                                                                              56,888

ISRAELI SHEKELS -- 1.94%
Israel Government 7.00% 2011                                                                            ILS  42,000            9,832
Israel Government 7.50% 2014                                                                                186,490           44,933
                                                                                                                              54,765

SOUTH KOREAN WON -- 1.76%
Korean Government 4.50% 2008                                                                          KRW36,430,750           34,818
Korean Government 4.50% 2009                                                                              5,909,000            5,636
Korean Government 4.25% 2014                                                                             10,305,000            9,284
                                                                                                                              49,738

NEW TURKISH LIRE -- 1.75%
Turkey (Republic of) Treasury Bill 0% 2006                                                               TRY  9,000            6,158
Turkey (Republic of) Treasury Bill 0% 2006                                                                    5,515            3,564
Turkey (Republic of) 20.00% 2007                                                                             30,398           24,574
Turkey (Republic of) 15.00% 2010                                                                             19,277           15,120
                                                                                                                              49,416

POLISH ZLOTY -- 1.66%
Polish Government 5.75% 2010                                                                              PLZ45,000           14,414
Polish Government 6.00% 2010                                                                                 99,500           32,362
                                                                                                                              46,776

                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

ARGENTINE PESOS -- 1.49%
Argentina (Republic of) 2.00% 2016(6)                                                                     ARS11,900       US$  7,347
Argentina (Republic of) 6.501% 2033(1,4)                                                                     63,121           24,245
Argentina (Republic of) 0.72% 2038(1)                                                                        60,179           10,425
                                                                                                                              42,017

MEXICAN PESOS -- 1.43%
United Mexican States Government, Series M10, 10.50% 2011                                               MXP  10,011            1,048
United Mexican States Government, Series MI10, 8.00% 2013                                                    28,875            2,599
United Mexican States Government, Series MI10, 9.50% 2014                                                   117,000           11,522
United Mexican States Government, Series M20, 8.00% 2023                                                    178,587           15,387
United Mexican States Government, Series M20, 10.00% 2024                                                    94,500            9,759
                                                                                                                              40,315

DANISH KRONER -- 1.15%
Nykredit 4.00% 2035(3)                                                                                   DKr201,320           32,003
Realkredit Danmark A/S, Series 23D, 5.00% 2035(3)                                                             3,605              597
                                                                                                                              32,600

CANADIAN DOLLARS -- 0.57%
Canadian Government 7.25% 2007                                                                            C$  1,000              916
Canadian Government 5.50% 2010                                                                                1,500            1,396
Canadian Government 5.25% 2012                                                                               12,000           11,224
Canadian Government 5.75% 2029                                                                                  750              790
Manitoba Telecom Services Inc., Series 4, 5.85% 2009                                                          1,000              913
Thompson Corp. 6.50% 2007                                                                                       825              746
                                                                                                                              15,985

NEW ZEALAND DOLLARS -- 0.29%
New Zealand Government 6.50% 2013                                                                          NZ$3,000            2,159
New Zealand Government 4.50% 2016(1)                                                                          6,953            5,332
General Electric Capital Corp., Series A, 6.625% 2010                                                         1,125              775
                                                                                                                               8,266

INDONESIA RUPIAH -- 0.09%
Indonesia (Republic of) 14.00% 2009                                                                   IDR22,000,000            2,138
Indonesia (Republic of) 10.00% 2011                                                                       4,000,000              315
                                                                                                                               2,453

COLOMBIAN PESOS -- 0.04%
Colombia (Republic of) Global 12.00% 2015                                                              COP2,330,000            1,238

NORWEGIAN KRONER -- 0.00%
Norwegian Government 6.00% 2011                                                                              NOK500               87

U.S. DOLLARS -- 32.95%
U.S. Treasury 1.625% 2006(7)                                                                             US$  6,500            6,442
U.S. Treasury 1.875% 2006(7)                                                                                 17,475           17,369
U.S. Treasury 2.50% 2006(7)                                                                                   2,170            2,149
U.S. Treasury 6.875% 2006(7)                                                                                 13,095           13,319
U.S. Treasury 3.125% 2007(7)                                                                                  6,940            6,827
U.S. Treasury 3.25% 2007(7)                                                                                   7,250            7,133
U.S. Treasury 4.75% 2008(7)                                                                                  28,500           28,963
U.S. Treasury 3.625% 2008(1,7)                                                                                4,184            4,431
U.S. Treasury 3.375% 2008(7)                                                                                  5,000            4,881
U.S. Treasury 6.00% 2009(7)                                                                                   4,230            4,498


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
U.S. Treasury 5.75% 2010(7)                                                                               US$30,550        US$32,579
U.S. Treasury 3.00% 2012(1,7)                                                                                 6,329            6,887
U.S. Treasury 4.25% 2013(7)                                                                                  47,500           47,329
U.S. Treasury 4.00% 2014(7)                                                                                   4,250            4,153
U.S. Treasury 4.25% 2014(7)                                                                                  73,000           72,544
U.S. Treasury 4.25% 2014(7)                                                                                  15,950           15,833
U.S. Treasury 2.123% 2014(1,7)                                                                                7,232            7,378
U.S. Treasury 7.50% 2016(7)                                                                                   6,850            8,673
U.S. Treasury 8.875% 2017(7)                                                                                  1,750            2,454
U.S. Treasury 7.875% 2021(7)                                                                                    315              429
U.S. Treasury 5.25% 2028(7)                                                                                     336              366
U.S. Treasury 5.25% 2029(7)                                                                                  43,675           47,619
U.S. Treasury 3.875% 2029(1,7)                                                                                3,399            4,646
U.S. Treasury 6.25% 2030(7)                                                                                   4,685            5,819
Freddie Mac 4.125% 2010(7)                                                                                    6,500            6,387
Freddie Mac 4.054% 2033(2,3,7)                                                                                2,050            2,019
Freddie Mac 6.00% 2033(3,7)                                                                                   1,554            1,581
Freddie Mac 6.00% 2035(3,7)                                                                                   1,368            1,392
Freddie Mac 4.619% 2035(2,3,7)                                                                                6,446            6,374
Freddie Mac 4.647% 2035(2,3,7)                                                                                9,262            9,161
Freddie Mac 5.00% 2035(3,7)                                                                                  13,000           12,719
Aries Vermogensverwaltungs GmbH, Series C, 9.60% 2014(5)                                                      4,000            5,290
Aries Vermogensverwaltungs GmbH, Series C, 9.60% 2014                                                        19,500           25,789
Russian Federation 5.00%/7.50% 2030(8)                                                                       22,900           26,335
Fannie Mae, Series 2003-T1, Class B, 4.491% 2012(3,7)                                                         3,000            2,961
Fannie Mae 5.00% 2017(3,7)                                                                                    2,522            2,520
Fannie Mae 5.00% 2019(3,7)                                                                                      759              757
Fannie Mae, Series 2001-4, Class GA, 10.254% 2025(2,3,7)                                                         47               52
Fannie Mae 3.761% 2033(2,3,7)                                                                                 2,490            2,443
Fannie Mae 5.50% 2034(3,7)                                                                                    3,882            3,884
Fannie Mae 5.50% 2034(3,7)                                                                                    1,478            1,479
Fannie Mae 6.00% 2034(3,7)                                                                                    1,013            1,031
Fannie Mae 5.00% 2035(3,7)                                                                                    7,250            7,097
Colombia (Republic of) Global 10.00% 2012                                                                     6,550            7,925
Colombia (Republic of) Global 10.75% 2013                                                                     2,500            3,154
Columbia (Republic of) Global 8.25% 2014                                                                      4,500            5,065
Enersis SA 7.375% 2014                                                                                       13,650           14,450
Dominican Republic 9.50% 2011(4,5)                                                                              278              307
Dominican Republic 9.50% 2011(4)                                                                              2,058            2,274
Dominican Republic 9.04% 2018(4,5)                                                                            4,228            4,714
Dominican Republic 9.04% 2018(4)                                                                              5,728            6,386
Scottish Power PLC 5.375% 2015                                                                               11,560           11,681
Scottish Power PLC 5.81% 2025                                                                                 1,225            1,242
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(3,5)                                                    2,280            2,207
Ras Laffan Liquefied Natural Gas II 5.298% 2020(3)                                                            1,725            1,726
Ras Laffan Liquefied Natural Gas III 5.838% 2027(3,5)                                                         8,000            8,042
France Telecom 7.75% 2011(2)                                                                                  9,630           10,947
Kazkommerts International BV 7.00% 2009(5)                                                                    2,250            2,337
Kazkommerts International BV 8.50% 2013                                                                       1,750            1,923
Kazkommerts International BV (CGMD) 7.375% 2014(2,5)                                                          1,250            1,300
Kazkommerts International BV 7.875% 2014(5)                                                                   3,500            3,706
Kazkommerts International BV 7.875% 2014                                                                        500              529
HBOS PLC 5.92% (undated)(5)                                                                                   9,500            9,541
Singapore Telecommunications Ltd. 6.375% 2011(5)                                                              8,400            9,044
Argentina (Republic of) 3.504% 2012(2)                                                                       11,300            8,989
TuranAlem Finance BV 8.00% 2014                                                                               2,600            2,698
TuranAlem Finance BV 8.50% 2015(5)                                                                            4,695            4,994


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Brazil (Federal Republic of) Global 9.25% 2010                                                             US$2,825         US$3,182
Brazil (Federal Republic of) Global 10.00% 2011                                                               2,500            2,919
Brazil (Federal Republic of) Global 11.00% 2040                                                               1,000            1,227
Telecom Italia Capital SA, Series B, 5.25% 2013                                                               7,150            7,111
Deutsche Telekom International Finance BV 8.50% 2010(2)                                                       2,500            2,837
Deutsche Telekom International Finance BV 8.75% 2030(2)                                                       3,250            4,208
PSEG Energy Holdings Inc. 8.625% 2008(7)                                                                        845              887
PSEG Power LLC 7.75% 2011(7)                                                                                  3,325            3,727
PSEG Power LLC 5.00% 2014(7)                                                                                  2,300            2,241
HVB Funding Trust I 8.741% 2031(5)                                                                            5,050            6,598
BNP Paribas 5.186% noncumulative (undated)(2,5)                                                               6,680            6,571
Open Joint Stock Co. Gazprom 9.125% 2007                                                                      3,250            3,456
Open Joint Stock Co. Gazprom, Series 2, 8.625% 2034(5)                                                        2,000            2,635
DaimlerChrysler North America Holding Corp. 4.75% 2008                                                          530              527
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                        3,000            3,325
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                        1,500            1,663
DaimlerChrysler North America Holding Corp. 8.50% 2031                                                          300              364
General Motors Corp. 7.20% 2011(7)                                                                            1,020              913
General Motors Acceptance Corp. 7.25% 2011                                                                      630              586
General Motors Acceptance Corp. 6.875% 2012(7)                                                                  315              282
General Motors Acceptance Corp. 7.00% 2012(7)                                                                 1,255            1,135
General Motors Acceptance Corp. 6.07% 2014(2,7)                                                                 125              105
General Motors Acceptance Corp. 8.00% 2031(7)                                                                 1,000              875
Residential Capital Corp. 6.875% 2015(5)                                                                      1,510            1,583
Chuo Mitsui Trust and Banking Co., Ltd. 5.506% (undated)(2,5)                                                 5,650            5,448
SBC Communications Inc. 4.125% 2009(7)                                                                        3,250            3,171
SBC Communications Inc. 5.10% 2014(7)                                                                           900              893
SBC Communications Inc. 5.625% 2016(7)                                                                          500              512
SBC Communications Inc. 6.45% 2034(7)                                                                           520              551
Skandinaviska Enskilda Banken 6.875% 2009                                                                     1,985            2,107
Skandinaviska Enskilda Banken AB 5.471% (undated)(2,5)                                                        3,000            3,010
Development Bank of Singapore Ltd. 7.875% 2010(5)                                                             3,750            4,212
Development Bank of Singapore Ltd. 7.125% 2011(5)                                                               800              885
CHL Mortgage Pass-Through Trust, Series 2003-HYB3, Class 4-A-1, 3.47% 2033(2,3,7)                               572              560
CHL Mortgage Pass-Through Trust, Series 2005-HYB8, Class II-A-4, 5.90% 2036(3)                                4,125            4,153
Tengizchevroil Finance Co. S.ar.l., Series A, 6.124% 2014(3,5)                                                4,500            4,624
Household Finance Corp. 6.40% 2008(7)                                                                           500              522
HSBC Finance Corp. 5.00% 2015                                                                                 1,815            1,788
HSBC Capital Funding LP 4.61% (undated)(2,5)                                                                  2,250            2,158
State of Qatar 9.75% 2030                                                                                     2,750            4,235
Massachusetts RRB Special Purpose Trust, Series 2005-1, Class A-4, 4.40% 2015(3,7)                            4,000            3,916
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CIBC10, Class A-2, 3.89% 2037(3,7)        1,000              978
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP4, Class A-2, 4.79% 2042(3,7)          2,890            2,883
Sprint Capital Corp. 6.00% 2007(7)                                                                              250              254
Nextel Communications, Inc. 6.875% 2013(7)                                                                    2,660            2,826
Nextel Communications, Inc. 7.375% 2015(7)                                                                      625              670
Resona Bank, Ltd 7.191% (undated)(2,5)                                                                        3,565            3,697
Bear Stearns ALT-A Trust, Series 2005-9, Class II-6A-1, 5.903% 2035(2,3,7)                                    3,500            3,535
Liberty Mutual Group Inc. 6.50% 2035(5)                                                                       3,585            3,375
Cendant Corp. 6.25% 2008(7)                                                                                   1,655            1,696
Cendant Corp. 7.375% 2013(7)                                                                                  1,505            1,648
International Lease Finance Corp. 4.75% 2009(7)                                                                 750              744
American International Group, Inc. 4.25% 2013(7)                                                              1,185            1,133
International Lease Finance Corp. 5.875% 2013(7)                                                              1,400            1,461
Peru (Republic of) 9.875% 2015                                                                                1,750            2,244
Peru (Republic of) 7.35% 2025                                                                                 1,000            1,065
Polish Government 5.25% 2014                                                                                  3,200            3,300


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Federal Home Loan Bank 3.75% 2008(7)                                                                       US$3,250         US$3,180
Panama (Republic of) Global 9.625% 2011                                                                         280              336
Panama (Republic of) Global 9.375% 2012                                                                       1,315            1,598
Panama (Republic of) Global 10.75% 2020                                                                         750            1,048
Panama (Republic of) Global 9.375% 2029                                                                         130              166
El Salvador (Republic of) 7.65% 2035(5)                                                                       1,925            2,016
El Salvador (Republic of) 7.65% 2035                                                                          1,040            1,089
Guatemala (Republic of) 10.25% 2011(5)                                                                          750              920
Guatemala (Republic of) 10.25% 2011                                                                             990            1,214
Guatemala (Republic of) 9.25% 2013(5)                                                                           500              601
Guatemala (Republic of) 9.25% 2013                                                                              260              312
Korea Development Bank 4.625% 2010                                                                            3,000            2,964
Wal-Mart Stores, Inc. 4.125% 2010(7)                                                                          3,000            2,931
Lebanon (Republic of) 11.625% 2016                                                                            2,385            2,811
XL Capital Ltd. 5.25% 2014(7)                                                                                 1,885            1,822
Twin Reefs Asset Trust (XLFA), Series B, 4.728% (undated)(2,5)                                                  900              898
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036(3,7)                            750              804
Banc of America Commercial Mortgage Inc., Series 2004-5, Class A-1, 3.812% 2041(3,7)                          1,823            1,790
Pemex Project Funding Master Trust 9.125% 2010                                                                  500              586
Pemex Project Funding Master Trust, Series A, 5.75% 2015(5)                                                   2,000            1,982
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 9.50% 2010                          250              277
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 10.75% 2011                         500              562
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                                            1,500            1,687
Vodafone Group PLC 7.75% 2010                                                                                 2,250            2,512
Ford Motor Credit Co. 6.50% 2007(7)                                                                           1,000            1,001
Ford Motor Credit Co. 7.875% 2010(7)                                                                          1,500            1,461
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 4.375% 2010(5)           1,760            1,719
Westfield Capital Corp. Ltd. and WT Finance (Australia) Pty Ltd. and WEA Finance LLC 5.125% 2014(5)             700              696
CS First Boston Mortgage Securities Corp., Series 2003-29, Class V-A-1, 7.00% 2033(3,7)                         577              591
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034(3,7)                       1,200            1,234
CS First Boston Mortgage Securities Corp., Series 2004-C4, Class A-4, 4.283% 2039(3,7)                          500              483
PETRONAS Capital Ltd. 7.00% 2012(5)                                                                           2,050            2,291
Spirit Master Funding LLC, Net-Lease Mortgage Notes, Series 2005-1, Class A-1, AMBAC insured, 5.05% 2023(3,5) 2,234            2,225
Turkey (Republic of) 11.875% 2030                                                                             1,500            2,209
Norske Skogindustrier ASA 7.625% 2011(5)                                                                      1,690            1,835
Norske Skogindustrier ASA 7.125% 2033(5)                                                                        360              366
AES Corp. 9.50% 2009                                                                                            750              821
AES Corp. 8.75% 2013(5)                                                                                       1,250            1,375
General Electric Co. 5.00% 2013(7)                                                                            1,000            1,010
General Electric Capital Corp., Series A, 6.75% 2032(7)                                                       1,000            1,180
Centex Corp. 4.75% 2008(7)                                                                                      525              522
Centex Corp. 5.25% 2015(7)                                                                                    1,735            1,665
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012(7)                       1,375            1,406
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013(7)                                 325              363
Sierra Pacific Resources 8.625% 2014                                                                            250              277
Lazard LLC 7.125% 2015(5)                                                                                     2,010            1,999
Banque Centrale de Tunisie 7.375% 2012                                                                        1,750            1,986
Telefonica Europe BV 7.75% 2010                                                                               1,750            1,975
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class A-PB, 4.692% 2041(3,7)                        2,000            1,973
Drivetime Auto Owner Trust, Series 2004-C, Class A-3, XLCA insured, 3.493% 2010(3,5)                          2,000            1,973
Chohung Bank 4.50% 2014(2,5)                                                                                  2,000            1,937
SK Telecom Co., Ltd. 4.25% 2011(5)                                                                            2,000            1,927
Edison Mission Energy 10.00% 2008(7)                                                                          1,250            1,391
Edison Mission Energy 7.73% 2009(7)                                                                             500              530
Qwest Capital Funding, Inc. 7.75% 2006                                                                          320              325
Qwest Capital Funding, Inc. 7.00% 2009(7)                                                                       900              884
Qwest Capital Funding, Inc. 7.75% 2031                                                                          180              156
Qwest Services Corp. 13.50% 2010                                                                                270              311


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
U S WEST Capital Funding, Inc. 6.375% 2008(7)                                                             US$   170        US$   167
U S WEST Capital Funding, Inc. 6.875% 2028(7)                                                                    50               41
J.P. Morgan Chase & Co. 5.15% 2015(7)                                                                         1,880            1,872
Electronic Data Systems Corp., Series B, 6.50% 2013(2,7)                                                        480              492
Electronic Data Systems Corp. 7.45% 2029(7)                                                                   1,200            1,262
American Tower Corp. 7.125% 2012(7)                                                                           1,175            1,240
American Tower Corp. 7.50% 2012(7)                                                                              475              506
Hospitality Properties Trust 6.75% 2013(7)                                                                      690              740
Hospitality Properties Trust 5.125% 2015(7)                                                                   1,000              965
United Mexican States Government Global 7.50% 2033                                                            1,440            1,674
MDC Holdings, Inc. 5.50% 2013(7)                                                                              1,690            1,665
Corporacion Nacional del Cobre de Chile 5.625% 2035(5)                                                        1,675            1,664
Pulte Homes, Inc. 5.20% 2015(7)                                                                               1,750            1,660
Dynegy Holdings Inc. 10.125% 2013(5)                                                                          1,425            1,596
Six Flags, Inc. 9.75% 2013                                                                                      975              965
Six Flags, Inc. 9.625% 2014                                                                                     625              619
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033(3,7)                                495              508
GE Capital Commercial Mortgage Corp., Series 2001-3, Class A-2, 6.07% 2038(3,7)                               1,000            1,061
Old Dominion Electric Cooperative, Series 2003-A, 5.676% 2028(3,7)                                            1,500            1,567
National Capital Trust II 5.486% (undated)(2,5)                                                               1,500            1,509
Toll Brothers, Inc. 6.875% 2012(7)                                                                              250              269
Toll Brothers, Inc. 4.95% 2014(7)                                                                             1,290            1,228
Petroleum Export Ltd., Class A-1, MBIA insured, 4.623% 2010(3,5)                                              1,500            1,493
Long Beach Acceptance Auto Receivables Trust, Series 2004-C, Class A-3, FSA insured, 3.402% 2009(3,7)         1,500            1,488
Bank of America, NA and First Union National Bank Commercial Mortgage Trust,
     Series 2001-3, Class A-1, 4.89% 2037(3,7)                                                                1,472            1,478
TFM, SA de CV 10.25% 2007                                                                                       585              629
TFM, SA de CV 12.50% 2012                                                                                       715              833
SLM Corp., Series A, 5.00% 2015(7)                                                                            1,375            1,370
Allied Waste North America, Inc., Series B, 8.875% 2008(7)                                                      250              262
Allied Waste North America, Inc., Series B, 5.75% 2011(7)                                                       250              234
Allied Waste North America, Inc., Series B, 7.375% 2014(7)                                                      900              851
Indonesia (Republic of) 6.75% 2014(5)                                                                         1,250            1,234
Empresa Nacional de Electricidad SA 8.35% 2013                                                                1,000            1,140
Petrozuata Finance, Inc., Series B, 8.22% 2017(3,5)                                                             660              634
Petrozuata Finance, Inc., Series B, 8.22% 2017(3)                                                               525              504
Quintiles Transnational Corp. 10.00% 2013(7)                                                                  1,000            1,130
Korea First Bank 7.267% 2034(2,5)                                                                             1,000            1,102
Comcast Cable Communications, Inc. 6.75% 2011(7)                                                              1,020            1,098
LBI Media, Inc. 10.125% 2012                                                                                  1,000            1,083
William Lyon Homes, Inc. 10.75% 2013                                                                          1,000            1,083
Seneca Gaming Corp. 7.25% 2012(7)                                                                             1,050            1,082
Litigation Settlement Monetized Fee Trust I, Series 2001-1, Class A-2 10.98% 2031(3,5)                        1,000            1,079
Residential Accredit Loans, Inc., Series 2004-QS16, Class 1-A-1, 5.50% 2034(3,7)                              1,076            1,074
Kraft Foods Inc. 6.25% 2012(7)                                                                                1,000            1,069
Stoneridge, Inc. 11.50% 2012(7)                                                                               1,000            1,065
NiSource Finance Corp. 6.15% 2013(7)                                                                          1,000            1,061
Federal Agricultural Mortgage Corp. 4.25% 2008(7)                                                             1,000              993
BellSouth Corp. 4.20% 2009(7)                                                                                 1,000              981
CanWest Media Inc., Series B, 8.00% 2012                                                                        916              977
AMC Entertainment Inc. 9.875% 2012                                                                            1,000              968
Commercial Mortgage Trust, Series 2003-LNB1, Class A-2, 4.084% 2038(3,7)                                      1,000              946
Tenet Healthcare Corp. 6.375% 2011                                                                            1,000              938
Archstone-Smith Operating Trust 5.625% 2014(7)                                                                  910              935
Fairfax Financial Holdings Ltd. 7.75% 2012                                                                      960              926
General Maritime Corp. 10.00% 2013(7)                                                                           825              912
Verizon Global Funding Corp. 7.25% 2010(7)                                                                      790              874
Carmike Cinemas, Inc. 7.50% 2014                                                                              1,000              873


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Pathmark Stores, Inc. 8.75% 2012                                                                          US$   895           US$866
Triton PCS, Inc. 8.75% 2011                                                                                     375              308
Triton PCS, Inc. 9.375% 2011                                                                                    675              557
Downey Financial Corp. 6.50% 2014(7)                                                                            840              861
Ultrapetrol (Bahamas) Ltd., First Preferred Ship Mortgage Notes, 9.00% 2014                                     925              857
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030(3,7)                           820              850
Mediacom LLC and Mediacom Capital Corp. 9.50% 2013(7)                                                           850              848
RH Donnelley Inc. 10.875% 2012(5)                                                                               750              846
Molson Coors Capital Finance ULC 4.85% 2010(5)                                                                  850              844
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011                                                         750              838
Bear Stearns Commercial Mortgage Securities Inc., Series 2004-PWR6, Class A-1, 3.688% 2041(3,7)                 844              830
Clear Channel Communications, Inc. 5.75% 2013(7)                                                                835              827
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR7, Class A-7, 3.842% 2033(2,3,7)                   825              809
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(3,5)                                            760              802
Technical Olympic USA, Inc. 10.375% 2012                                                                        750              793
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012(7)                               750              788
Rite Aid Corp. 6.125% 2008(5)                                                                                   375              358
Rite Aid Corp. 6.875% 2013                                                                                      500              426
Petro Stopping Centers, LP 9.00% 2012(5)                                                                        200              198
Petro Stopping Centers, LP and Petro Financial Corp. 9.00% 2012                                                 585              579
Dex Media, Inc., Series B, 8.00% 2013(7)                                                                        750              774
Payless ShoeSource, Inc. 8.25% 2013(7)                                                                          750              771
Nomura Asset Securities Corp., Series 1998-D6, Class A-1A, 6.28% 2030(3,7)                                      761              770
American Cellular Corp., Series B, 10.00% 2011                                                                  500              548
Dobson Cellular Systems, Inc. 9.875% 2012                                                                       200              220
Abitibi-Consolidated Inc. 8.55% 2010                                                                            750              767
AMH Holdings, Inc. 0%/11.25% 2014(8)                                                                          1,500              758
Ispat Inland ULC 9.75% 2014(7)                                                                                  649              756
SBA Communications Corp. 8.50% 2012                                                                             690              754
Health Net, Inc. 9.875% 2011(2,7)                                                                               615              725
Argosy Gaming Co. 7.00% 2014(7)                                                                                 650              724
MMCA Auto Owner Trust, Series 2002-2, Class A-4, 4.30% 2010(3,7)                                                717              716
HealthSouth Corp. 8.375% 2011                                                                                   375              359
HealthSouth Corp. 7.625% 2012                                                                                   375              353
Gold Kist Inc. 10.25% 2014(7)                                                                                   626              711
THL Buildco, Inc. 8.50% 2014                                                                                    370              342
NTK Holdings Inc. 0%/10.75% 2014(8)                                                                             650              367
Earle M. Jorgensen Co. 9.75% 2012(7)                                                                            650              709
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 4.14% 2035(2,3,7)            700              701
Warner Chilcott Corp. 8.75% 2015(5)                                                                             720              695
Jefferson Smurfit Corp. (U.S.) 8.25% 2012(7)                                                                    525              496
Stone Container Corp. 8.375% 2012                                                                               205              196
Riddell Bell Holdings Inc. 8.375% 2012                                                                          690              683
Aztar Corp. 7.875% 2014(7)                                                                                      650              683
Ecuador (Republic of) 9.00% 2030(2)                                                                             715              678
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013                          590              667
Kabel Deutschland GmbH 10.625% 2014(5)                                                                          600              666
Foundation PA Coal Co. 7.25% 2014(7)                                                                            625              655
American Media Operations, Inc., Series B, 10.25% 2009                                                          315              308
American Media Operations, Inc. 8.875% 2011                                                                     380              338
World Savings Bank, FSB, Bank Notes, Series 2008-FXR, 4.125% 2008(7)                                            650              641
Graphic Packaging International, Inc. 8.50% 2011                                                                650              640
Jacuzzi Brands, Inc. 9.625% 2010(7)                                                                             600              639
Rhodia 10.25% 2010                                                                                              600              638
Columbia/HCA Healthcare Corp. 7.00% 2007(7)                                                                     600              616
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031(3,7)                         610              616
Cox Communications, Inc. 4.625% 2010(7)                                                                         625              612


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Wells Fargo & Co. 3.50% 2008(7)                                                                              US$625           US$610
Buffets, Inc. 11.25% 2010                                                                                       600              606
Cablevision Systems Corp., Series B, 8.00% 2012(7)                                                              620              605
WH Holdings (Cayman Islands) Ltd. and WH Capital Corp. 9.50% 2011(7)                                            555              601
American Commercial Lines LLC and ACL Finance Corp. 9.50% 2015                                                  550              597
Goodman Global Holdings 7.875% 2012(5)                                                                          650              592
Dyncorp International LLC 9.50% 2013(5)                                                                         560              588
Carnival Corp. 6.15% 2008                                                                                       565              584
Owens-Illinois, Inc. 7.35% 2008(7)                                                                              400              410
Owens-Brockway Glass Container Inc. 7.75% 2011(7)                                                               160              167
Amkor Technology, Inc. 9.25% 2008                                                                               560              528
Amkor Technology, Inc. 10.50% 2009                                                                               50               43
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014                                575              546
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012                                                   500              538
Fisher Communications, Inc. 8.625% 2014                                                                         500              536
Argo-Tech Corp. 9.25% 2011(7)                                                                                   500              533
Ukraine Government 11.00% 2007                                                                                  491              521
SunGard Data Systems Inc. 9.125% 2013(5)                                                                        500              521
Host Marriott, LP, Series K, 7.125% 2013(7)                                                                     500              513
Georgia-Pacific Corp. 9.375% 2013(7)                                                                            455              510
ACE INA Holdings Inc. 5.875% 2014(7)                                                                            500              510
Washington Mutual, Inc. 5.625% 2007(7)                                                                          500              506
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006(7)                                              500              505
Playtex Products, Inc. 9.375% 2011                                                                              475              498
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013                                                     500              496
Dominion Resources, Inc., Series B, 4.125% 2008(7)                                                              500              493
Encore Acquisition Co. 6.00% 2015(5)                                                                            500              490
Building Materials Corp. of America 7.75% 2014(7)                                                               500              488
United Rentals (North America), Inc. 7.75% 2013(7)                                                              500              485
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014(7)                                               500              476
Sumitomo Mitsui Banking Corp. 5.625% (undated)(2,5)                                                             470              469
K&F Industries, Inc. 7.75% 2014                                                                                 460              467
Celestica Inc. 7.875% 2011                                                                                      225              231
Celestica Inc. 7.625% 2013                                                                                      235              236
Williams Companies, Inc. 8.75% 2032(7)                                                                          390              462
Blockbuster Inc. 9.50% 2012(5)                                                                                  525              436
Regal Cinemas Corp., Series B, 9.375% 2012(9)                                                                   400              423
Gaylord Entertainment Co. 8.00% 2013                                                                            400              422
Telenet Group Holding NV 0%/11.50% 2014(5,8)                                                                    490              403
Spectrum Brands, Inc. 7.375% 2015                                                                               430              389
Standard Aero Holdings, Inc. 8.25% 2014                                                                         400              389
Iron Mountain Inc. 7.75% 2015(7)                                                                                380              388
Cooper-Standard Automotive Inc. 7.00% 2012(7)                                                                   350              322
Cooper-Standard Automotive Inc. 8.375% 2014(7)                                                                   75               63
WDAC Subsidiary Corp. 8.375% 2014(5)                                                                            375              365
Equistar Chemicals, LP 10.125% 2008(7)                                                                          325              351
Bombardier Recreational Products Inc. 8.375% 2013                                                               325              342
Jostens IH Corp. 7.625% 2012                                                                                    325              330
Mohegan Tribal Gaming Authority 6.375% 2009(7)                                                                  320              322
Dollarama Group LP 8.875% 2012(5)                                                                               325              319
Rockwood Specialties Group, Inc. 7.50% 2014(5)                                                                  325              317
Tenneco Automotive Inc. 8.625% 2014                                                                             310              314
Texas Genco LLC and Texas Genco Financing Corp. 6.875% 2014(5)                                                  300              307
Pogo Producing Co. 6.875% 2017(5)                                                                               300              306
Electricidad de Caracas Finance BV 10.25% 2014(5)                                                               270              287
Hawaiian Telcom Communications, Inc. 9.75% 2013(5)                                                              275              282
UCAR Finance Inc. 10.25% 2012                                                                                   260              280


                                                                                                   Principal amount     Market value
Bonds & notes                                                                                                 (000)            (000)

U.S. DOLLARS (continued)
Williams Scotsman, Inc. 8.50% 2015(5)                                                                        US$275 US$          280
WCI Communities, Inc. 9.125% 2012(7)                                                                            250              259
Schering-Plough Corp. 5.55% 2013(2,7)                                                                           250              258
Emmis Communications Corp. 9.745% 2012(2)                                                                       250              253
JSG Funding PLC 9.625% 2012                                                                                     250              252
Neiman Marcus Group, Inc. 9.00% 2015(4,5)                                                                       250              252
ICI Wilmington, Inc. 4.375% 2008                                                                                250              246
American Medical Response, Inc. and EmCare Holdings, Inc. 10.00% 2015(5)                                        225              244
Neenah Paper, Inc. 7.375% 2014(7)                                                                               250              242
Ahern Rentals, Inc. 9.25% 2013(5)                                                                               225              231
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014(7)                                             240              231
MedCath Holdings Corp. 9.875% 2012                                                                              210              230
Reader's Digest Association, Inc. 6.50% 2011(7)                                                                 225              229
Loews Cineplex Entertainment Corp. 9.00% 2014                                                                   230              225
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015     230              224
Intelsat, Ltd. 8.25% 2013(5)                                                                                    220              222
ACIH, Inc. 0%/11.50% 2012(5,8)                                                                                  300              204
Exelon Corp. 4.90% 2015(7)                                                                                      210              199
Team Health, Inc. 9.00% 2012                                                                                    160              170
First Union National Bank Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.739% 2032(3,7)                159              165
Delphi Corp. 6.50% 2013                                                                                         240              162
Young Broadcasting Inc. 10.00% 2011                                                                             170              161
Jamaican Government 9.00% 2015                                                                                  150              156
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.582% 2027(2,3,5)                                 149              152
Ashtead Group PLC 8.625% 2015(5)                                                                                125              132
Accuride Corp. 8.50% 2015                                                                                       125              123
Visteon Corp. 7.00% 2014                                                                                        130              113
Elizabeth Arden, Inc. 7.75% 2014                                                                                100              102
Southern Capital Corp. Pass Through Trust, Series 2002-1, Class G, MBIA insured, 5.70% 2023(3,5)                 94               95
PETCO Animal Supplies, Inc. 10.75% 2011(7)                                                                       75               83
Government National Mortgage Assn. 8.50% 2021(3,7)                                                                2                2
                                                                                                                             930,848

Total bonds & notes (cost: $2,593,012,000)                                                                                 2,658,801

Rights & warrants -- 0.00%                                                                                    Shares

U.S. DOLLARS -- 0.00%
GT Group Telecom Inc., warrants, expire 2010 (Canada)(5,9,10)                                                    1               --*

Total rights & warrants (cost: $52,000)                                                                                          --*

Preferred securities -- 1.23%

U.S. DOLLARS -- 1.07%
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares(2,5)               8,800,000            9,860
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred(2,5)                                     4,320,000            4,823
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred(2,5)                               3,670,000            3,997
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred(2,5)                             7,140,000            8,032
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred(2,5)                                         2,200,000            2,429
RBS Capital Trust I 4.709% noncumulative trust preferred(2)                                               1,000,000              966
                                                                                                                              30,107


                                                                                                                        Market value
Preferred securities                                                                                         Shares            (000)

EURO -- 0.16%
HSBC Capital Funding LP 8.03% noncumulative preferred(2)                                                  3,000,000  US$       4,580

Total preferred securities (cost: $34,998,000)                                                                                34,687

Common stocks -- 0.00%

U.S. DOLLARS -- 0.00%
Delta Air Lines, Inc.(10)                                                                                    34,503               26

Total common stocks (cost: $204,000)                                                                                              26

                                                                                                   Principal amount
Short-term securities -- 4.71%                                                                                 (000)

Barton Capital LLC 3.59%-3.80% due 10/12-10/14/2005(5,7)                                                  US$22,700           22,670
National Australia Funding (DE) Inc. 3.74% due 10/4/2005(5)                                                  22,500           22,491
Total Capital S.A. 3.775% due 10/3/2005(5)                                                                   20,000           19,994
Swedish Export Credit Corp. 3.75% due 10/5/2005                                                              15,000           14,992
Rabobank USA Financials Corp. 3.72% due 10/13/2005(7)                                                        14,600           14,580
American Honda Finance Corp. 3.61% due 10/24/2005(7)                                                         14,000           13,966
BMW U.S. Capital Corp. 3.64%-3.85% due 10/3-11/14/2005(5,7)                                                  12,800           12,782
Hershey Co. 3.60% due 11/3/2005(5,7)                                                                          6,200            6,179
Freddie Mac 3.58% due 11/1/2005(7)                                                                            5,500            5,483

Total short-term securities (cost: $133,137,000)                                                                             133,137

Total investment securities (cost: $2,761,403,000)                                                                         2,826,651
Other assets less liabilities                                                                                                (1,307)

Net assets                                                                                                              US$2,825,344

(1)  Index-linked  bond whose  principal  amount moves with a government  retail price index.
(2)  Coupon rate may change periodically.
(3)  Pass-through  securities  backed by a pool of  mortgages  or other loans on which principal  payments are periodically made.  Therefore,  the effective maturities are shorter than the stated maturities.
(4)  Payment in kind; the issuer has the option of paying additional  securities in lieu of cash.
(5)  Purchased  in a private  placement  transaction;  resale  may be limited to
     qualified   institutional   buyers;   resale  to  the  public  may  require
     registration.  The  total  value  of all  such  restricted  securities  was
     $262,595,000, which represented 9.29% of the net assets of the fund.
(6)  Company not making  scheduled  interest  payments;  bankruptcy  proceedings pending.
(7)  This security, or a portion of this security,  has been segregated to cover funding requirements on investment transactions settling in the future.
(8)  Step bond; coupon rate will increase at a later date.
(9)  Valued  under fair value  procedures  adopted by  authority of the Board of
     Directors.
(10) Security did not produce income during the last 12 months.

*Amount less than one thousand.

See Notes to Financial Statements.

Financial statements

Statement of assets and liabilities
at September 30, 2005                         (dollars and shares in thousands,
                                                      except per-share amounts)

Assets:
 Investment securities at market (cost: $2,761,403)                                                               $2,826,651
 Cash                                                                                                                    675
 Receivables for:
  Sales of investments                                                          $33,554
  Sales of fund's shares                                                         12,446
  Open forward currency contracts                                                 7,224
  Closed forward currency contracts                                               1,093
  Interest                                                                       47,437                              101,754
                                                                                                                   2,929,080
Liabilities:
 Payables for:
  Purchases of investments                                                       82,878
  Repurchases of fund's shares                                                    4,957
  Open forward currency contracts                                                10,106
  Closed forward currency contracts                                               2,333
  Investment advisory services                                                    1,095
  Services provided by affiliates                                                 1,058
  Deferred Directors' compensation                                                   84
  Other fees and expenses                                                         1,225                              103,736
Net Assets at September 30, 2005                                                                                  $2,825,344

Net assets consist of:
 Capital paid in on shares of capital stock                                                                       $2,687,512
 Undistributed net investment income                                                                                  46,567
 Undistributed net realized gain                                                                                      30,433
 Net unrealized appreciation                                                                                          60,832
Net Assets at September 30, 2005                                                                                  $2,825,344

Total authorized capital stock - 200,000 shares,  $.001 par value (146,342 total shares outstanding)

                                                                                                             Net asset value
                                                                 Net assets          Shares outstanding        per share (1)

Class A                                                          $1,907,001                      98,609               $19.34
Class B                                                             111,184                       5,788                19.21
Class C                                                             204,072                      10,666                19.13
Class F                                                             387,926                      20,142                19.26
Class 529-A                                                          38,541                       1,989                19.38
Class 529-B                                                           6,560                         341                19.26
Class 529-C                                                          19,379                       1,007                19.25
Class 529-E                                                           2,387                         124                19.30
Class 529-F                                                           3,057                         158                19.31
Class R-1                                                             2,323                         121                19.24
Class R-2                                                            26,226                       1,364                19.23
Class R-3                                                            43,281                       2,240                19.32
Class R-4                                                            10,735                         555                19.34
Class R-5                                                            62,672                       3,238                19.35

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and
    529-A, for which the maximum offering prices per share were $20.09 and
    $20.14, respectively.

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2005                   (dollars in thousands)

Investment income:
 Income:
  Interest (net of non-U.S. withholding tax of $946)                                                           $108,934

 Fees and expenses(1):
  Investment advisory services                                              12,300
  Distribution services                                                      8,074
  Transfer agent services                                                    2,035
  Administrative services                                                    1,203
  Reports to shareholders                                                      164
  Registration statement and prospectus                                        308
  Postage, stationery and supplies                                             283
  Directors' compensation                                                       46
  Auditing and legal                                                            96
  Custodian                                                                    632
  State and local taxes                                                         34
  Other                                                                         36
   Total expenses before reimbursements/waivers                             25,211
 Less reimbursement/waiver of expenses:
  Investment advisory services                                                 961
  Administrative services                                                       88
  Total expenses after reimbursements/waivers                                                                    24,162
 Net investment income                                                                                           84,772

Net realized gain and unrealized
 depreciation on investments and non-U.S. currency:
 Net realized gain (loss) on:
  Investments                                                               68,923
  Non-U.S. currency transactions                                            (1,454)                              67,469
 Net unrealized depreciation on:
  Investments                                                              (46,577)
  Non-U.S. currency translations                                            (4,483)                             (51,060)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                                         16,409
Net increase in net assets resulting from operations                                                           $101,181

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

Statements of changes in net assets                     (dollars in thousands)

                                                                                                Year ended September 30
                                                                                       2005                                 2004
Operations:
 Net investment income                                                              $84,772                              $49,413
 Net realized gain on investments and
  non-U.S. currency transactions                                                     67,469                               25,042
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                                 (51,060)                              23,507
  Net increase in net assets
   resulting from operations                                                        101,181                               97,962

Dividends and distributions paid to
 shareholders:
 Dividends from net investment income and currency gains and non-U.S.
    currency gains                                                                  (85,943)                             (51,137)
 Distributions from net realized gain
  on investments                                                                     (9,745)                                   -
   Total dividends and distributions paid
    to shareholders                                                                 (95,688)                             (51,137)

Capital share transactions                                                        1,184,835                              550,870

Total increase in net assets                                                      1,190,328                              597,695

Net assets:
 Beginning of year                                                                1,635,016                            1,037,321
 End of year (including undistributed
  net investment income: $46,567 and $22,154,
  respectively)                                                                  $2,825,344                           $1,635,016

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION  - Capital World Bond Fund,  Inc. (the "fund") is registered  under the  Investment  Company Act of 1940 as an open-end,  nondiversified  management
investment  company.   The  fund  seeks  to  maximize  long-term  total  return,
consistent with prudent management, by investing primarily in a global portfolio of investment-grade bonds denominated in U.S. dollars and other currencies.  The fund may also invest in lower quality, high-yield debt securities.

The fund offers 14 share classes  consisting of four retail share classes,  five
CollegeAmerica(R)  savings  plan share  classes and five  retirement  plan share classes.  The CollegeAmerica  savings plan share classes (529-A,  529-B,  529-C,
529-E  and  529-F)  can be  utilized  to save for  college  education.  The five retirement  plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion  rights.  The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to 0%    Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation  proceeds.  Each share class has identical voting rights, except for the exclusive right to vote on matters  affecting only its class.  Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different  arrangements for distribution,  administrative and shareholder services.  Differences  in  class-specific  fees and  expenses  will  result  in differences in net investment  income and,  therefore,  the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with  accounting  principles  generally  accepted in the United States of
America.  These principles  require management to make estimates and assumptions that affect reported amounts and  disclosures.  Actual results could differ from those  estimates.  The  following  is a summary  of the  significant  accounting policies followed by the fund:

          SECURITY  VALUATION  - Equity  securities  are valued at the  official closing  price of, or the last reported sale price on, the exchange or market  on  which  such  securities  are  traded,  as of the  close of business on the day the  securities  are being valued or,  lacking any sales,  at the last available bid price.  Prices for each security are taken  from the  principal  exchange  or market in which the  security
          trades.  Fixed-income  securities,   including  short-term  securities
          purchased  with  more  than 60 days left to  maturity,  are  valued at prices  obtained from an independent  pricing service when such prices
          are  available.   However,  where  the  investment  adviser  deems  it
          appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices,  if asked prices are not available) or at prices  for  securities  of  comparable  maturity,  quality  and type.
          Securities  with both  fixed-income  and  equity  characteristics,  or equity securities traded principally among fixed-income  dealers,  are valued in the manner described above for either equity or fixed-income securities,  depending on which method is deemed most  appropriate  by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost,  which  approximates  market value. The value of short-term  securities  originally  purchased with maturities  greater than 60 days is  determined  based on an amortized value to par when they reach 60 days or less  remaining  to  maturity.
          The ability of the issuers of the debt  securities held by the fund to meet their  obligations may be affected by economic  developments in a specific  industry,  state or region.  Forward currency  contracts are valued at the mean of  representative  quoted  bid and  asked  prices.
          Securities and other assets for which representative market quotations are not readily  available are fair valued as determined in good faith
          under  procedures   adopted  by  authority  of  the  fund's  Board  of
          Directors.  Various  factors  may be  reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business  developments  of the  issuer;  actively  traded  similar  or related  securities;  conversion  or exchange  rights on the security;
          related  corporate  actions;  significant  events  occurring after the close of  trading in the  security;  and  changes  in  overall  market conditions.

          SECURITY   TRANSACTIONS  AND  RELATED  INVESTMENT  INCOME  -  Security
          transactions  are  recorded  by the fund as of the date the trades are executed  with  brokers.  Realized  gains  and  losses  from  security transactions are determined  based on the specific  identified cost of the  securities.  In the event a security is purchased  with a delayed payment date, the fund will segregate liquid assets sufficient to meet
          its  payment  obligations.   Dividend  income  is  recognized  on  the
          ex-dividend  date and  interest  income is  recognized  on an  accrual basis.  Market  discounts,  premiums and original  issue  discounts on fixed-income  securities are amortized daily over the expected life of the security.

          CLASS   ALLOCATIONS   -  Income,   fees  and   expenses   (other  than
          class-specific  fees and expenses) and realized and  unrealized  gains and losses are  allocated  daily among the various share classes based on their relative net assets.  Class-specific fees and expenses,  such as distribution,  administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS  AND   DISTRIBUTIONS   TO   SHAREHOLDERS   -  Dividends  and
          distributions  paid to  shareholders  are recorded on the  ex-dividend date.

          NON-U.S.  CURRENCY  TRANSLATION  - Assets and  liabilities,  including
          investment   securities,   denominated  in  non-U.S.   currencies  are
          translated  into U.S.  dollars at the exchange  rates in effect at the end of  the  reporting  period.  Purchases  and  sales  of  investment securities and income and expenses are translated into U.S. dollars at the  exchange  rates  on  the  dates  of  such  transactions.  In  the accompanying financial statements,  the effects of changes in non-U.S.
          exchange  rates on  investment  securities  are included  with the net realized gain or loss and net unrealized  appreciation or depreciation on investments.  The realized gain or loss and unrealized appreciation or depreciation  resulting from all other transactions  denominated in
          non-U.S. currencies are disclosed separately.

          FORWARD CURRENCY  CONTRACTS - The fund may enter into forward currency contracts, which represent agreements to exchange non-U.S.  currencies on specific future dates at predetermined  rates. The fund enters into these contracts to manage its exposure to changes in non-U.S. exchange rates arising from  investments  denominated  in non-U.S.  currencies.
          Upon entering into these contracts, risks may arise from the potential inability of  counterparties  to meet the terms of their contracts and from  possible  movements  in non-U.S.  exchange  rates.  Due to these risks,  the fund could incur losses up to the entire contract  amount, which may exceed the net  unrealized  value shown on the  accompanying financial  statements.  On a daily  basis,  the  fund  values  forward currency contracts based on the applicable  exchange rates and records unrealized gains or losses.  The fund records realized gains or losses at the time the  forward  contract  is closed  or  offset  by  another contract  with  the  same  broker  for the  same  settlement  date and currency.

          Mortgage  dollar rolls - The fund may enter into mortgage  dollar roll transactions in which the fund sells a  mortgage-backed  security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar  security on a specific future date at a  predetermined  price.  Each mortgage dollar roll is treated as a financing  transaction,  therefore,  any  gain or  loss is  considered unrealized until the roll reaches  completion.  Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction.  Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT  RISK - The risks of investing in securities of non-U.S.  issuers may include,  but are not  limited to,  investment  and  repatriation  restrictions;
revaluation of currencies;  adverse political, social and economic developments;
government involvement in the private sector; limited and less reliable investor information;  lack of  liquidity;  certain  local  tax law  considerations;  and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S.  withholding taxes paid. Realized and unrealized gains on securities in certain countries are subject to non-U.S.  taxes.  The fund records a liability  based on realized and unrealized  gains to  provide  for  potential  non-U.S.  taxes  payable on these securities.  For the year ended September 30, 2005,  non-U.S.  withholding taxes paid on  realized  and  unrealized  gains  were  $574,000.  In  addition,  as of
September  30, 2005,  the  liability  for  non-U.S.  taxes based on realized and unrealized gains was $584,000.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund  complies  with the  requirements  under  Subchapter  M of the Internal
Revenue Code applicable to mutual funds and intends to distribute  substantially all of its net taxable  income and net capital gains each year.  The fund is not subject to income taxes to the extent such distributions are made.

Distributions - Distributions  paid to shareholders  are based on net investment income and net realized gains  determined on a tax basis,  which may differ from net investment income and net realized gains for financial  reporting  purposes.
These  differences  are due  primarily to differing  treatment for items such as
non-U.S. currency gains and losses; short-term capital gains and losses; capital losses  related  to sales of  certain  securities  within  30 days of  purchase;
unrealized appreciation of certain investments in non-U.S. securities;  deferred expenses; cost of investments sold; paydowns on investments; and amortization of premiums.  The fiscal year in which amounts are  distributed may differ from the year in which the net  investment  income and net realized gains are recorded by the fund for financial reporting purposes. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.
As of September 30, 2005, the cost of investment  securities,  excluding forward currency contracts, for federal income tax purposes was $2,764,186,000.

During the year ended September 30, 2005, the fund reclassified $33,341,000 from realized  gains to  undistributed  net  investment  income and  $7,757,000  from undistributed  net  investment  income to  capital  paid in on shares of capital stock to align financial reporting with tax reporting.

As of September  30, 2005,  the  components of  distributable  earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains                                               $45,253
Undistributed short-term capital gains                                                                          9,086
Undistributed long-term capital gains                                                                          21,967
Gross unrealized appreciation on investment securities                                                         90,055
Gross unrealized depreciation on investment securities                                                        (27,590)
Net unrealized appreciation on investment securities                                                           62,465

During the year ended  September 30, 2005, the fund realized,  on a tax basis, a net capital gain of $34,747,000.

The tax character of distributions  paid to shareholders was as follows (dollars
in thousands):

                                                                     <c>
                                                               Year ended September 30, 2005
                                  Distributions from ordinary income                                       Total distributions
                     Net investment income                                         Distributions from                    paid
Share class             and currency gains          Short-term capital gains  long-term capital gains
Class A                           $ 61,015                           $ 1,084                  $ 5,693                $ 67,792
Class B                              3,219                                71                      374                   3,664
Class C                              5,197                               109                      570                   5,876
Class F                             10,777                               182                      957                  11,916
Class 529-A                          1,118                                19                      102                   1,239
Class 529-B                            170                                 4                       21                     195
Class 529-C                            453                                10                       52                     515
Class 529-E                             62                                 1                        6                      69
Class 529-F                             86                                 2                        8                      96
Class R-1                               55                                 1                        6                      62
Class R-2                              537                                11                       55                     603
Class R-3                            1,080                                29                      154                   1,263
Class R-4                              252                                 4                       20                     276
Class R-5                            1,922                                32                      168                   2,122
Total                             $ 85,943                           $ 1,559                  $ 8,186                $ 95,688

                                                                Year ended September 30, 2004
                                  Distributions from ordinary income                                      Total distributions
                     Net investment income                                         Distributions from                    paid
Share class             and currency gains          Short-term capital gains  long-term capital gains

Class A                $ 39,545                                          $ -                      $ -                $ 39,545
Class B                   2,215                                            -                        -                   2,215
Class C                   2,509                                            -                        -                   2,509
Class F                   4,210                                            -                        -                   4,210
Class 529-A                 539                                            -                        -                     539
Class 529-B                 108                                            -                        -                     108
Class 529-C                 228                                            -                        -                     228
Class 529-E                  34                                            -                        -                      34
Class 529-F                  31                                            -                        -                      31
Class R-1                    30                                            -                        -                      30
Class R-2                   189                                            -                        -                     189
Class R-3                   241                                            -                        -                     241
Class R-4                    22                                            -                        -                      22
Class R-5                 1,236                                            -                        -                   1,236
Total                  $ 51,137                                          $ -                      $ -                $ 51,137

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent  company of American  Funds Service  Company  ("AFS"),  the fund's transfer agent, and American Funds  Distributors,  Inc.  ("AFD"),  the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES -The Investment Advisory and Service Agreement with
CRMC provides for monthly fees accrued daily.  These fees are based on an annual rate of 0.570% on the first $1  billion  of daily net  assets and 0.500% on such assets in excess of $1  billion.  The Board of  Directors  approved  an  amended agreement effective November 1, 2005,  continuing the series of rates to include an additional  annual rate of 0.45% on daily net assets in excess of $3 billion.
CRMC is currently waiving a portion of investment advisory services fees. At the beginning of the period,  CRMC waived 5% of these fees and  increased the waiver to 10% on April 1,  2005.  During  the year  ended  September  30,  2005,  total investment advisory services fees waived by CRMC were $961,000. As a result, the fee shown on the  accompanying  financial  statements of $12,300,000,  which was equivalent  to an  annualized  rate of 0.530%,  was reduced to  $11,339,000,  or
0.489% of average daily net assets.

CLASS-SPECIFIC  FEES AND  EXPENSES - Expenses  that are  specific to  individual share classes are accrued  directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share  classes,  except Class R-5.  Under the plans,  the Board of
          Directors  approves  certain  categories  of expenses that are used to finance activities  primarily intended to sell fund shares and service existing  accounts.  The  plans  provide  for  payments,  based  on an annualized percentage of average daily net assets,  ranging from 0.30%
          to 1.00% as noted below.  In some cases,  the Board of  Directors  has limited the amounts that may be paid to less than the maximum  allowed by the plans.  All share  classes may use up to 0.25% of average daily net  assets to pay  service  fees,  or to  compensate  AFD for  paying service fees, to firms that have entered into  agreements with AFD for
          providing  certain   shareholder   services.   The  remaining  amounts
          available  to be paid under  each plan are paid to selling  dealers to compensate them for their selling activities.

          For classes A and 529-A,  the Board of Directors has also approved the reimbursement  of dealer and  wholesaler  commissions  paid by AFD for certain  shares sold without a sales charge.  These classes  reimburse
          AFD for  amounts  billed  within  the prior 15 months  but only to the extent that the overall annual expense limit of 0.30% is not exceeded.
          As of September 30, 2005, there were no unreimbursed  expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                     0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.30                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with
          AFS for classes A and B. Under this  agreement,  these  share  classes compensate  AFS for  transfer  agent  services  including  shareholder recordkeeping,  communications and transaction processing. AFS is also compensated for certain transfer agent services  provided to all other share  classes  from the  administrative  services  fees  paid to CRMC described on the next page.

          ADMINISTRATIVE  SERVICES  - The  fund has an  administrative  services agreement  with CRMC to  provide  transfer  agent  and  other  related shareholder services for all share classes other than classes A and B.
          Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for
          Class R-5) based on its  respective  average  daily net  assets.  Each relevant  share  class also pays AFS  additional  amounts  for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing  these  services.  CRMC has agreed to pay
          AFS on the fund's behalf for a portion of the transfer  agent services fees for some of the retirement plan share classes. For the year ended
          September  30, 2005,  the total  administrative  services fees paid by
          CRMC were $1,000,  $87,000,  $180 and $180 for classes R-1,  R-2, R-3, and R-4,  respectively.  Administrative  services  fees are  presented gross of any payments made by CRMC. Each 529 share class is subject to an  additional  annual  administrative  services  fee of  0.10% of its respective  average  daily  net  assets;  this fee is  payable  to the
          Commonwealth  of Virginia for the  maintenance  of the  CollegeAmerica plan. Although these amounts are included with administrative services fees on the  accompanying  financial  statements,  the Commonwealth of
          Virginia is not considered a related party.

          Expenses  under the  agreements  described  above  for the year  ended
          September 30, 2005, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $4,103           $1,901         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B           987              134          Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          1,682          Included             $252                $53            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F           733           Included              386                 63            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A          49           Included              41                  6                  $31
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B          56           Included               8                  4                    6
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C         154           Included              21                  8                   15
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          9            Included               2                  -*                   2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          3            Included               3                  1                    2
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1           18           Included               3                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2          136           Included              27                 135            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3          129           Included              39                  30            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4           15           Included              11                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              48                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total          $8,074           $2,035              $841               $306                 $56
         --------------------------------------------------------------------------------------------------------------
         * Amount less than one thousand.

DEFERRED   DIRECTORS'   COMPENSATION  -  Since  the  adoption  of  the  deferred
compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash  payment  of part or all of their  compensation.  These  deferred amounts,  which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American  Funds.  These amounts  represent  general, unsecured liabilities of the fund and vary according to the total returns of the selected funds.  Directors'  compensation of $46,000,  shown on the accompanying financial  statements,  includes $35,000 in current fees (either paid in cash or deferred) and a net increase of $11,000 in the value of the deferred amounts.

AFFILIATED  OFFICERS AND DIRECTORS - Officers and certain  Directors of the fund are or may be considered to be affiliated  with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share  transactions  in the fund were as follows  (dollars and shares in thousands):

                                                                                                         Reinvestments of
Share class                                                         Sales(1)                        dividends and distributions
                                                               Amount       Shares                      Amount          Shares
Year ended September 30, 2005
Class A                                                     $ 948,570       48,246                    $ 60,385           3,076
Class B                                                        44,886        2,294                       3,278             167
Class C                                                       126,731        6,498                       5,091             261
Class F                                                       258,942       13,237                      10,195             521
Class 529-A                                                    19,278          979                       1,239              63
Class 529-B                                                     2,249          115                         194              10
Class 529-C                                                     9,671          494                         515              26
Class 529-E                                                     1,245           63                          70               4
Class 529-F                                                     1,462           74                          95               5
Class R-1                                                       1,791           91                          63               3
Class R-2                                                      18,785          961                         602              31
Class R-3                                                      82,674        4,194                       1,263              64
Class R-4                                                       8,681          442                         277              14
Class R-5                                                      35,207        1,788                       1,797              91
Total net increase
   (decrease)                                             $ 1,560,172       79,476                    $ 85,064           4,336

Year ended September 30, 2004
Class A                                                     $ 524,283       28,177                    $ 35,184           1,898
Class B                                                        38,315        2,071                       1,974             107
Class C                                                        82,447        4,466                       2,153             117
Class F                                                       151,902        8,205                       3,754             203
Class 529-A                                                    12,173          652                         539              29
Class 529-B                                                     1,966          106                         108               6
Class 529-C                                                     6,147          331                         228              12
Class 529-E                                                       741           40                          34               2
Class 529-F                                                     1,226           67                          30               2
Class R-1                                                         737           40                          30               1
Class R-2                                                       9,285          500                         189              10
Class R-3                                                      35,341        1,902                         241              13
Class R-4                                                       9,130          497                          22               1
Class R-5                                                      10,094          545                       1,080              58
Total net increase
   (decrease)                                               $ 883,787       47,599                    $ 45,566           2,459

Share class                                                       Repurchases(1)                            Net increase
                                                              Amount         Shares                     Amount           Shares
Year ended September 30, 2005
Class A                                                   $ (274,426)       (14,020)                 $ 734,529           37,302
Class B                                                      (15,490)          (795)                    32,674            1,666
Class C                                                      (37,773)        (1,949)                    94,049            4,810
Class F                                                      (67,036)        (3,445)                   202,101           10,313
Class 529-A                                                   (2,732)          (139)                    17,785              903
Class 529-B                                                     (264)           (14)                     2,179              111
Class 529-C                                                   (1,522)           (78)                     8,664              442
Class 529-E                                                     (157)            (8)                     1,158               59
Class 529-F                                                      (87)            (5)                     1,470               74
Class R-1                                                       (503)           (25)                     1,351               69
Class R-2                                                     (3,972)          (203)                    15,415              789
Class R-3                                                    (48,540)        (2,463)                    35,397            1,795
Class R-4                                                     (2,044)          (104)                     6,914              352
Class R-5                                                     (5,855)          (298)                    31,149            1,581
Total net increase
   (decrease)                                             $ (460,401)       (23,546)               $ 1,184,835           60,266

Year ended September 30, 2004
Class A                                                   $ (254,321)       (13,771)                 $ 305,146           16,304
Class B                                                      (20,646)        (1,121)                    19,643            1,057
Class C                                                      (23,664)        (1,294)                    60,936            3,289
Class F                                                      (33,190)        (1,804)                   122,466            6,604
Class 529-A                                                   (2,010)          (108)                    10,702              573
Class 529-B                                                     (500)           (27)                     1,574               85
Class 529-C                                                     (870)           (47)                     5,505              296
Class 529-E                                                     (334)           (18)                       441               24
Class 529-F                                                      (67)            (4)                     1,189               65
Class R-1                                                       (624)           (34)                       143                7
Class R-2                                                     (1,722)           (93)                     7,752              417
Class R-3                                                    (29,465)        (1,576)                     6,117              339
Class R-4                                                     (5,613)          (308)                     3,539              190
Class R-5                                                     (5,457)          (297)                     5,717              306
Total net increase
   (decrease)                                             $ (378,483)       (20,502)                 $ 550,870           29,556

(1) Includes exchanges between share classes of the fund.

6.       FORWARD CURRENCY CONTRACTS

As of  September  30,  2005,  the fund had open  forward  currency  contracts to purchase or sell non-U.S. currencies as follows (amounts in thousands):

                                                   Contract amount                     U.S. valuations at September 30, 2005
                                                                                                                Unrealized
                                                                                                              appreciation
                                          Non-U.S.                  U.S.                 Amount             (depreciation)
Non-U.S. currency contracts                   (000)                (000)                  (000)                       (000)

Purchases:

 Australian dollars
expiring 10/27/2005                        A$5,164               $3,941                 $3,935                         $(6)

 Canadian dollars
expiring 11/3/2005                         C$4,441                3,660                  3,829                         169

 Euros
expiring 10/31 - 12/12/2005           (euro)33,104               40,775                 39,918                        (857)

 Japanese yen
expiring 10/19/2005 - 3/15/2006       (Y)32,667,331             297,838                289,169                      (8,669)

                                                                346,214                336,851                      (9,363)

Sales:

 Australian dollars
expiring 10/24 - 12/19/2005                A$74,290              56,179                 56,559                         380

 Euros
expiring 10/5/2005 - 6/19/2006        (euro)319,495             391,907                385,669                      (6,238)

 British pounds
expiring 11/3/2005 - 5/16/2006        (pound)14,666              26,512                 25,836                        (676)

 New Zealand dollars
expiring 10/27/2005                        NZ$5,778               3,941                  3,994                          53

                                                                478,539                472,058                      (6,481)

Forward currency contracts - net                                                                                   $(2,882)

7.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $2,692,638,000 and $1,571,910,000,  respectively, during the year ended September 30, 2005.

The fund  receives  a  reduction  in its  custodian  fee equal to the  amount of interest calculated on certain cash balances held at the custodian bank. For the year ended  September  30, 2005,  the  custodian  fee of $632,000,  shown on the accompanying  financial  statements,  includes  $25,000  that was offset by this reduction, rather than paid in cash.

--------
CollegeAmerica  is a  registered  trademark  of and  sponsored  by the
Virginia College Savings Plan.(SM)

Financial highlights (1)

                                                                                       Income from investment operations(2)
                                                                                                            Net
                                                              Net asset                           gains (losses)
                                                                 value,                 Net       on securities       Total from
                                                              beginning          investment      (both realized       investment
                                                              of period              income      and unrealized)      operations
Class A:
 Year ended 9/30/2005                                            $19.02                $.74                $.50            $1.24
 Year ended 9/30/2004                                             18.37                 .69                 .74             1.43
 Year ended 9/30/2003                                             15.60                 .72                2.55             3.27
 Year ended 9/30/2002                                             14.63                 .80                 .49             1.29
 Year ended 9/30/2001                                             14.16                 .79                 .07              .86
Class B:
 Year ended 9/30/2005                                             18.90                 .58                 .51             1.09
 Year ended 9/30/2004                                             18.27                 .55                 .73             1.28
 Year ended 9/30/2003                                             15.52                 .58                2.55             3.13
 Year ended 9/30/2002                                             14.59                 .70                 .47             1.17
 Year ended 9/30/2001                                             14.12                 .71                 .04              .75
Class C:
 Year ended 9/30/2005                                             18.84                 .57                 .50             1.07
 Year ended 9/30/2004                                             18.22                 .54                 .73             1.27
 Year ended 9/30/2003                                             15.48                 .57                2.54             3.11
 Year ended 9/30/2002                                             14.54                 .69                 .47             1.16
 Period from 3/15/2001 to 9/30/2001                               14.50                 .42                (.34)             .08
Class F:
 Year ended 9/30/2005                                             18.95                 .73                 .50             1.23
 Year ended 9/30/2004                                             18.31                 .69                 .73             1.42
 Year ended 9/30/2003                                             15.55                 .71                2.54             3.25
 Year ended 9/30/2002                                             14.59                 .80                 .47             1.27
 Period from 3/16/2001 to 9/30/2001                               14.44                 .49                (.26)             .23
Class 529-A:
 Year ended 9/30/2005                                             19.07                 .73                 .50             1.23
 Year ended 9/30/2004                                             18.41                 .69                 .74             1.43
 Year ended 9/30/2003                                             15.63                 .72                2.56             3.28
 Period from 2/15/2002 to 9/30/2002                               14.48                 .50                 .81             1.31
Class 529-B:
 Year ended 9/30/2005                                             18.95                 .55                 .51             1.06
 Year ended 9/30/2004                                             18.32                 .52                 .73             1.25
 Year ended 9/30/2003                                             15.56                 .55                2.56             3.11
 Period from 2/25/2002 to 9/30/2002                               14.42                 .41                 .85             1.26
Class 529-C:
 Year ended 9/30/2005                                             18.94                 .56                 .51             1.07
 Year ended 9/30/2004                                             18.32                 .52                 .73             1.25
 Year ended 9/30/2003                                             15.56                 .56                2.55             3.11
 Period from 2/28/2002 to 9/30/2002                               14.43                 .41                 .85             1.26
Class 529-E:
 Year ended 9/30/2005                                             18.99                 .66                 .51             1.17
 Year ended 9/30/2004                                             18.35                 .62                 .73             1.35
 Year ended 9/30/2003                                             15.59                 .65                2.55             3.20
 Period from 5/16/2002 to 9/30/2002                               14.81                 .29                 .56              .85
Class 529-F:
 Year ended 9/30/2005                                             18.98                 .73                 .51             1.24
 Year ended 9/30/2004                                             18.36                 .67                 .72             1.39
 Year ended 9/30/2003                                             15.60                 .69                2.56             3.25
 Period from 9/17/2002 to 9/30/2002                               15.48                 .03                 .09              .12

Financial highlights (1)                                           (continued)

                                                                                     Income from investment operations(2)
                                                                                                            Net
                                                              Net asset                            gains(losses)
                                                                 value,                 Net       on securities       Total from
                                                              beginning          investment      (both realized       investment
                                                              of period        income (loss)     and unrealized)      operations
Class R-1:
 Year ended 9/30/2005                                            $18.96                $.58                $.49            $1.07
 Year ended 9/30/2004                                             18.32                 .55                 .74             1.29
 Year ended 9/30/2003                                             15.57                 .58                2.54             3.12
 Period from 6/28/2002 to 9/30/2002                               15.32                 .18                 .07              .25
Class R-2:
 Year ended 9/30/2005                                             18.94                 .58                 .50             1.08
 Year ended 9/30/2004                                             18.32                 .55                 .74             1.29
 Year ended 9/30/2003                                             15.57                 .58                2.55             3.13
 Period from 7/9/2002 to 9/30/2002                                15.34                 .17                 .06              .23
Class R-3:
 Year ended 9/30/2005                                             18.99                 .66                 .50             1.16
 Year ended 9/30/2004                                             18.32                 .63                 .75             1.38
 Year ended 9/30/2003                                             15.59                 .64                2.53             3.17
 Period from 7/16/2002 to 9/30/2002                               15.50                 .16                (.07)             .09
Class R-4:
 Year ended 9/30/2005                                             19.03                 .74                 .50             1.24
 Year ended 9/30/2004                                             18.40                 .69                 .73             1.42
 Year ended 9/30/2003                                             15.63                 .70                2.57             3.27
 Period from 8/15/2002 to 9/30/2002                               15.28                 .20                 .15              .35
Class R-5:
 Year ended 9/30/2005                                             19.04                 .79                 .50             1.29
 Year ended 9/30/2004                                             18.38                 .75                 .74             1.49
 Year ended 9/30/2003                                             15.62                 .77                2.54             3.31
 Period from 5/15/2002 to 9/30/2002                               14.79                 .34                 .58              .92

Financial highlights (1)

                                                                          Dividends and distributions

                                                                Dividends
                                                                (from net       Distributions              Total        Net asset
                                                               investment       (from capital      dividends and       value, end
                                                                   income)              gains)     distributions        of period
Class A:
 Year ended 9/30/2005                                               $(.82)              $(.10)             $(.92)          $19.34
 Year ended 9/30/2004                                                (.78)                  -               (.78)           19.02
 Year ended 9/30/2003                                                (.50)                  -               (.50)           18.37
 Year ended 9/30/2002                                                (.32)                  -               (.32)           15.60
 Year ended 9/30/2001                                                (.39)                  -               (.39)           14.63
Class B:
 Year ended 9/30/2005                                                (.68)               (.10)              (.78)           19.21
 Year ended 9/30/2004                                                (.65)                  -               (.65)           18.90
 Year ended 9/30/2003                                                (.38)                  -               (.38)           18.27
 Year ended 9/30/2002                                                (.24)                  -               (.24)           15.52
 Year ended 9/30/2001                                                (.28)                  -               (.28)           14.59
Class C:
 Year ended 9/30/2005                                                (.68)               (.10)              (.78)           19.13
 Year ended 9/30/2004                                                (.65)                  -               (.65)           18.84
 Year ended 9/30/2003                                                (.37)                  -               (.37)           18.22
 Year ended 9/30/2002                                                (.22)                  -               (.22)           15.48
 Period from 3/15/2001 to 9/30/2001                                  (.04)                  -               (.04)           14.54
Class F:
 Year ended 9/30/2005                                                (.82)               (.10)              (.92)           19.26
 Year ended 9/30/2004                                                (.78)                  -               (.78)           18.95
 Year ended 9/30/2003                                                (.49)                  -               (.49)           18.31
 Year ended 9/30/2002                                                (.31)                  -               (.31)           15.55
 Period from 3/16/2001 to 9/30/2001                                  (.08)                  -               (.08)           14.59
Class 529-A:
 Year ended 9/30/2005                                                (.82)               (.10)              (.92)           19.38
 Year ended 9/30/2004                                                (.77)                  -               (.77)           19.07
 Year ended 9/30/2003                                                (.50)                  -               (.50)           18.41
 Period from 2/15/2002 to 9/30/2002                                  (.16)                  -               (.16)           15.63
Class 529-B:
 Year ended 9/30/2005                                                (.65)               (.10)              (.75)           19.26
 Year ended 9/30/2004                                                (.62)                  -               (.62)           18.95
 Year ended 9/30/2003                                                (.35)                  -               (.35)           18.32
 Period from 2/25/2002 to 9/30/2002                                  (.12)                  -               (.12)           15.56
Class 529-C:
 Year ended 9/30/2005                                                (.66)               (.10)              (.76)           19.25
 Year ended 9/30/2004                                                (.63)                  -               (.63)           18.94
 Year ended 9/30/2003                                                (.35)                  -               (.35)           18.32
 Period from 2/28/2002 to 9/30/2002                                  (.13)                  -               (.13)           15.56
Class 529-E:
 Year ended 9/30/2005                                                (.76)               (.10)              (.86)           19.30
 Year ended 9/30/2004                                                (.71)                  -               (.71)           18.99
 Year ended 9/30/2003                                                (.44)                  -               (.44)           18.35
 Period from 5/16/2002 to 9/30/2002                                  (.07)                  -               (.07)           15.59
Class 529-F:
 Year ended 9/30/2005                                                (.81)               (.10)              (.91)           19.31
 Year ended 9/30/2004                                                (.77)                  -               (.77)           18.98
 Year ended 9/30/2003                                                (.49)                  -               (.49)           18.36
 Period from 9/17/2002 to 9/30/2002                                     -                   -                  -            15.60

Financial highlights (1)                                            (continued)

                                                                             Dividends and distributions

                                                                Dividends
                                                                (from net       Distributions              Total        Net asset
                                                               investment       (from capital      dividends and       value, end
                                                                   income)              gains)     distributions        of period
Class R-1:
 Year ended 9/30/2005                                               $(.69)              $(.10)             $(.79)          $19.24
 Year ended 9/30/2004                                                (.65)                  -               (.65)           18.96
 Year ended 9/30/2003                                                (.37)                  -               (.37)           18.32
 Period from 6/28/2002 to 9/30/2002                                     -                   -                  -            15.57
Class R-2:
 Year ended 9/30/2005                                                (.69)               (.10)              (.79)           19.23
 Year ended 9/30/2004                                                (.67)                  -               (.67)           18.94
 Year ended 9/30/2003                                                (.38)                  -               (.38)           18.32
 Period from 7/9/2002 to 9/30/2002                                      -                   -                  -            15.57
Class R-3:
 Year ended 9/30/2005                                                (.73)               (.10)              (.83)           19.32
 Year ended 9/30/2004                                                (.71)                  -               (.71)           18.99
 Year ended 9/30/2003                                                (.44)                  -               (.44)           18.32
 Period from 7/16/2002 to 9/30/2002                                     -                   -                  -            15.59
Class R-4:
 Year ended 9/30/2005                                                (.83)               (.10)              (.93)           19.34
 Year ended 9/30/2004                                                (.79)                  -               (.79)           19.03
 Year ended 9/30/2003                                                (.50)                  -               (.50)           18.40
 Period from 8/15/2002 to 9/30/2002                                     -                   -                  -            15.63
Class R-5:
 Year ended 9/30/2005                                                (.88)               (.10)              (.98)           19.35
 Year ended 9/30/2004                                                (.83)                  -               (.83)           19.04
 Year ended 9/30/2003                                                (.55)                  -               (.55)           18.38
 Period from 5/15/2002 to 9/30/2002                                  (.09)                  -               (.09)           15.62

Financial highlights (1)

                                                                          Ratio of expenses    Ratio of expenses
                                                                             to average net       to average net        Ratio of
                                                          Net assets,         assets before         assets after      net income
                                               Total    end of period       reimbursements/      reimbursements/      to average
                                          return (3)    (in millions)              waivers           waivers (4)      net assets
Class A:
 Year ended 9/30/2005                           6.54%          $1,907                 .98%                .93%             3.76%
 Year ended 9/30/2004                           7.96            1,166                1.03                1.02              3.74
 Year ended 9/30/2003                          21.34              827                1.09                1.04              4.22
 Year ended 9/30/2002                           8.97              517                1.16                1.08              5.38
 Year ended 9/30/2001                           6.18              399                1.13                1.12              5.46
Class B:
 Year ended 9/30/2005                           5.75              111                1.74                1.70              2.99
 Year ended 9/30/2004                           7.12               78                1.77                1.77              3.00
 Year ended 9/30/2003                          20.41               56                1.86                1.81              3.40
 Year ended 9/30/2002                           8.10               18                1.92                1.84              4.65
 Year ended 9/30/2001                           5.35                4                1.86                1.85              4.92
Class C:
 Year ended 9/30/2005                           5.66              204                1.78                1.74              2.96
 Year ended 9/30/2004                           7.11              110                1.82                1.82              2.95
 Year ended 9/30/2003                          20.33               47                1.92                1.87              3.32
 Year ended 9/30/2002                           8.10               11                1.98                1.90              4.60
 Period from 3/15/2001 to 9/30/2001              .58                2                1.99  (5)           1.98  (5)         5.34 (5)
Class F:
 Year ended 9/30/2005                           6.51              388                 .99                 .95              3.75
 Year ended 9/30/2004                           7.94              186                1.05                1.04              3.73
 Year ended 9/30/2003                          21.27               59                1.16                1.11              4.09
 Year ended 9/30/2002                           8.87               15                1.24                1.16              5.34
 Period from 3/16/2001 to 9/30/2001             1.60                3                1.21  (5)           1.20  (5)         6.30 (5)
Class 529-A:
 Year ended 9/30/2005                           6.51               39                1.02                 .97              3.72
 Year ended 9/30/2004                           7.89               21                1.07                1.06              3.71
 Year ended 9/30/2003                          21.35                9                1.07                1.02              4.16
 Period from 2/15/2002 to 9/30/2002             9.08                2                1.33  (5)           1.25  (5)         5.26 (5)
Class 529-B:
 Year ended 9/30/2005                           5.55                7                1.90                1.86              2.83
 Year ended 9/30/2004                           6.95                4                1.96                1.95              2.81
 Year ended 9/30/2003                          20.22                2                2.04                1.99              3.19
 Period from 2/25/2002 to 9/30/2002             8.80                - (6)            2.08  (5)           2.00  (5)         4.51 (5)
Class 529-C:
 Year ended 9/30/2005                           5.60               19                1.88                1.84              2.85
 Year ended 9/30/2004                           6.94               11                1.94                1.93              2.84
 Year ended 9/30/2003                          20.24                5                2.02                1.97              3.22
 Period from 2/28/2002 to 9/30/2002             8.76                1                2.07  (5)           1.99  (5)         4.53 (5)
Class 529-E:
 Year ended 9/30/2005                           6.13                2                1.36                1.31              3.39
 Year ended 9/30/2004                           7.53                1                1.41                1.40              3.36
 Year ended 9/30/2003                          20.84                1                1.48                1.43              3.71
 Period from 5/16/2002 to 9/30/2002             5.77                - (6)             .62                 .54              1.92
Class 529-F:
 Year ended 9/30/2005                           6.52                3                 .99                 .95              3.75
 Year ended 9/30/2004                           7.72                2                1.16                1.15              3.62
 Year ended 9/30/2003                          21.19                - (6)            1.23                1.18              3.94
 Period from 9/17/2002 to 9/30/2002              .77                - (6)             .08                   -  (7)          .20

Financial highlights (1)                                            (continued)

                                                                         Ratio of expenses   Ratio of expenses
                                                                            to average net      to average net          Ratio of
                                                          Net assets,        assets before        assets after        net income
                                               Total    end of period      reimbursements/     reimbursements/        to average
                                              return     (in millions)             waivers             waivers  (4)   net assets
Class R-1:
 Year ended 9/30/2005                           5.60%              $2                 1.85%               1.73%             2.97%
 Year ended 9/30/2004                           7.14                1                 1.95                1.82              2.94
 Year ended 9/30/2003                          20.33                1                 2.15                1.86              3.32
 Period from 6/28/2002 to 9/30/2002             1.63                - (6)              .62                 .47              1.17
Class R-2:
 Year ended 9/30/2005                           5.68               26                 2.23                1.71              2.99
 Year ended 9/30/2004                           7.18               11                 2.51                1.78              2.99
 Year ended 9/30/2003                          20.38                3                 2.91                1.81              3.29
 Period from 7/9/2002 to 9/30/2002              1.50                - (6)             1.79                 .42              1.08
Class R-3:
 Year ended 9/30/2005                           6.07               43                 1.36                1.32              3.37
 Year ended 9/30/2004                           7.59                8                 1.42                1.40              3.38
 Year ended 9/30/2003                          20.81                2                 1.73                1.43              3.68
 Period from 7/16/2002 to 9/30/2002              .58                - (6)              .64                 .32              1.02
Class R-4:
 Year ended 9/30/2005                           6.51               11                  .98                 .94              3.77
 Year ended 9/30/2004                           7.91                4                 1.11                1.05              3.72
 Year ended 9/30/2003                          21.34                - (6)             2.70                1.08              3.94
 Period from 8/15/2002 to 9/30/2002             2.29                - (6)            35.55                   -  (7)         1.32
Class R-5:
 Year ended 9/30/2005                           6.78               63                  .69                 .65              4.04
 Year ended 9/30/2004                           8.32               32                  .73                 .72              4.04
 Year ended 9/30/2003                          21.60               25                  .81                 .76              4.49
 Period from 5/15/2002 to 9/30/2002             6.20               13                  .37                 .29              2.17

                                                                                  Year ended September 30
                                                                        2005       2004     2003     2002       2001

Portfolio turnover rate for all classes of shares                        72%        79%      83%      48%        61%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC.  During some of the periods shown,
    CRMC reduced fees for investment advisory services for all share classes.
    In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.
(7) Amount less than .01 percent.

See Notes to Financial Statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of Capital World Bond Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Capital
World Bond Fund, Inc. (the "Fund"), including the investment portfolio, as of
September 30, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of
America.

/s/ DELOITTE & TOUCHE LLP
Costa Mesa, California
November 9, 2005

Tax information                                                      unaudited

We are  required  to advise  you within 60 days of the  fund's  fiscal  year-end
regarding  the  federal  tax  status  of  certain   distributions   received  by
shareholders  during such fiscal year. The information below is provided for the fund's fiscal year ended September 30, 2005.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $8,186,000.

The amount of foreign taxes paid by the fund for the fiscal year was $1,032,000.
Foreign source income earned by the fund for the fiscal year was $82,642,000.

For state tax  purposes,  certain  states may exempt from income  taxation  that portion of the income  dividends  paid by the fund that was derived  from direct
U.S. government obligations. The fund designates $10,869,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL  SHAREHOLDERS  SHOULD  REFER  TO THEIR  FORM  1099-DIV  OR OTHER  TAX
INFORMATION,  WHICH WILL BE MAILED IN JANUARY  2006,  TO DETERMINE  THE CALENDAR
YEAR  AMOUNTS TO BE  INCLUDED  ON THEIR 2005 TAX  RETURNS.  SHAREHOLDERS  SHOULD
CONSULT THEIR TAX ADVISERS.